EXHIBIT 10.9

AIRBUS A330-900neo AIRCRAFT

AND

A350-900 AIRCRAFT PURCHASE AGREEMENT

Dated as of November 24, 2014

between

AIRBUS S.A.S

and

DELTA AIR LINES, INC.

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C O N T E N T S
`

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EXHIBITS

EXHIBIT A-1	A330-300 AIRCRAFT STANDARD SPECIFICATION

EXHIBIT A-2	A350-900 AIRCRAFT STANDARD SPECIFICATION

EXHIBIT A-3	A330-900neo AIRCRAFT SPECIFICATION CHANGE NOTICES

EXHIBIT A-4	A350-900 AIRCRAFT SPECIFICATION CHANGE NOTICES

EXHIBIT B-1	FORM OF SPECIFICATION CHANGE NOTICE

EXHIBIT B-2	FORM OF MANUFACTURER’S SPECIFICATION CHANGE NOTICE

EXHIBIT B-3	FORM OF [***]

EXHIBIT C	AIRBUS PRICE REVISION FORMULA

EXHIBIT D	FORM OF CERTIFICATE OF ACCEPTANCE

EXHIBIT E	FORM OF BILL OF SALE

EXHIBIT F	SERVICE LIFE POLICY – LIST OF ITEMS

EXHIBIT G-1	A330-900neo TECHNICAL DATA INDEX

EXHIBIT G-2	A350-900 TECHNICAL DATA INDEX

EXHIBIT H	MATERIAL SUPPLY AND SERVICES

EXHIBIT I	LICENSES AND ON-LINE SERVICES

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P U R C H A S E A G R E E M E N T

This agreement is made this 24th day of November, 2014

Between

AIRBUS S.A.S, a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

DELTA AIR LINES, INC., a corporation organized and existing under Delaware law with offices located at 1050 Delta Boulevard, Atlanta, Georgia 30320 (the “Buyer”).

WHEREAS, the Buyer wishes to purchase, and the Seller is willing to sell, twenty-five (25) firm Airbus A330-900neo model aircraft and twenty-five (25) firm A350-900 model aircraft upon the terms and conditions provided herein; and

NOW THEREFORE IT IS AGREED AS FOLLOWS:

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0.	DEFINITIONS
For all purposes of the Agreement (as defined below), except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

A330-300 Standard Specification – the A330-300 standard specification document number [***] a copy of which has been annexed hereto as Exhibit A-1.

A330-900neo Aircraft – any or all of the A330-300 model airframe to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft including the New Engine Option Changes and the A330-900neo Propulsion Systems installed thereon upon Delivery.

A330-900neo Aircraft Base Price - has the meaning set forth in Subclause 3.1.1.

A330-900neo Aircraft Final Contract Price - has the meaning set out in Subclause 3.1.4.

A330-900neo Standard Specification - has the meaning set out in Subclause 2.1.1.1.

A330-900neo Customization Milestone Chart – as defined in Subclause 2.1.3.1.

A330-900neo Propulsion Systems has the meaning set forth in Subclause 2.1.2.

A330-900neo Aircraft Specification - means the A330-900neo Standard Specification as may be amended by all applicable SCNs and MSCNs.

A330-900neo Standard Specification - as defined in Subclause 2.1.1.2.1.

A330-900neo Standard Specification Freeze - has the meaning set out in Subclause 2.1.1.2.1.

A350-900 Aircraft - any or all of the A350-900 model aircraft sold by the Seller and to be purchased by the Buyer pursuant to this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the A350-900 Propulsion Systems installed thereon upon Delivery.

A350-900 Aircraft Base Price – as defined in Subclause 3.2.1.

A350XWB Family Aircraft - individually or collectively an A350-900 Aircraft or an A350-1000 Aircraft.

A350XWB Family Aircraft Description Document or A350XWB Family ADD - as the context requires, either the A350XWB Family Aircraft Description Document – [***], or any subsequent issue thereof applicable at the time of equipment selection.

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A350-900 Aircraft Final Contract Price has the meaning set forth in Subclause 3.2.4.

A350-900 Aircraft Specification – means the A350-900 Standard Specification as amended by all applicable SCNs and MSCNs.

A350-900 Propulsion Systems – as defined in Subclause 2.2.2.

A350-900 Standard Specification - the A350-900 standard specification document Number [***], a copy of which has been annexed hereto as Exhibit A-2.

ACS IFE – as defined in Subclause 2.2.3.2.

ACS Seats – Seats installed on an A350-900 Aircraft, which are supplied by an ACS Supplier and which are listed in the A350XWB Family ADD applicable at the time of customization.

ACS Supplier - means any supplier of ACS Equipment.

ACS Reference Price – as defined in Subclause 3.2.3.

Affiliate – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity. For purposes of the preceding sentence, “control” of an entity shall mean the direct or indirect ownership of voting securities having the power to direct or cause the direction of the management and policies of such entity.

Agreement – this Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement, including all exhibits, appendixes and letter agreements attached hereto, as the same may be amended or modified and in effect from time to time.

Airbus Contracted Suppliers Equipment or ACS Equipment – any component, equipment, accessory or part installed in an A350-900 Aircraft at the time of Delivery thereof and for which there exists an Airbus Contracted Suppliers Support Agreement. For the sake of clarity, Propulsion Systems, Supplier Parts, Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not ACS Equipment.

Airbus Contracted Suppliers Support Agreements - means agreements between the Seller and ACS Suppliers, as described in Clause 17, containing enforceable and transferable warranties.

Airbus Equivalent Thrust or AET – is the Airbus Equivalent Thrust at [***], which is representative of sea level aircraft performance.

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Airbus Price Revision Formula as set forth in Exhibit C.

AirbusWorld – as defined in Subclause 14.4.1.

AirbusWorld GTC – General Terms and Conditions of Access to and Use of the Secure Area of the AirbusWorld/Online Services between the Seller and the Buyer (as successor in interest to Northwest Airlines Inc.) [***], as may be amended from time to time.

Aircraft – means individually or collectively an A330-900neo Aircraft or A350-900 Aircraft under this Agreement, together with all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.

Aircraft Training Services – all aircraft training services including but not limited to any and all (i) flight support services, training courses, flight training, flight assistance, line training, line assistance, flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe – any Aircraft excluding Propulsions Systems.

ATA Specification – recommended specifications developed by the Air Transport Association of America reflecting consensus in the commercial Aviation industry on accepted means of communicating information, conducting business, performing operations and adhering to accepted practices.

Aviation Authority – when used with respect to any jurisdiction, the government entity that, under the laws of such jurisdiction, has control over civil aviation or the registration, airworthiness or operation of civil aircraft in such jurisdiction.

Balance of the Final Contract Price – as defined in Subclause 5.3.

Base Period - [***]

Base Price – for any Aircraft and SCN, as defined in Clause 3.

BFE Data – as defined in Subclause 14.3.3.1.

BFE Engineering Definition – as defined in Subclause 18.1.1.3.

BFE IFE – as defined in Subclause 2.2.3.2.

BFE Premium Class Seats – as defined in Subclause 2.2.4.2.

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BFE Supplier – a supplier of Buyer Furnished Equipment as defined in Subclause 18.1.1.1.

BFE Supplier Data – Shall encompass all BFE related documents to be provided in accordance with Airbus general requirements for equipment and system suppliers with the corresponding compliance analysis matrix, including but not limited to the seat interface specifications, BFE statement of work, inflight seat and seat furniture, component delivery specification, contractual applicable documents and applicable tool list, product description with features and options, cabin layout from seat supplier, seat configurations and assembly 2D drawings and 3D space allocation models for all configurations.

Bill of Sale – as defined in Subclause 9.2.

Business Day - with respect to any action to be taken hereunder, a day other than a Saturday, Sunday or other day designated as a holiday in the jurisdiction in which such action is required to be taken.

Buyer Furnished Equipment or BFE – as defined in Subclause 18.1.1.1.

Certificate of Acceptance – as defined in Subclause 8.3.

Contractual Definition Freeze or CDF – as defined in Subclause 2.1.3.2.

Customization Milestone Chart – means either an A330-900neo Customization Milestone Chart or an A350-900 Customization Milestone Chart as applicable.

Declaration of Design and Performance or DDP – the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery – the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date – the date on which Delivery occurs.

Delivery Location – the facilities of the Seller at the location of final assembly of the Aircraft.

Development Changes – as defined in Subclause 2.3.2.

EASA – the European Aviation Safety Agency or any successor thereto.

Excusable Delay – as defined in Subclause 10.1.

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Export Certificate of Airworthiness – an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

FAA – the U.S. Federal Aviation Administration or any successor agency thereto.

Failure – as defined in Subclause 12.2.1.2.

Final Contract Price – means either the A330-900neo Aircraft Final Contract Price or the A350-900 Aircraft Final Contract Price.

Goods and Services or G&S – any goods, excluding Aircraft, and services that may be purchased by the Buyer from the Seller.

Ground Training Services means all training courses performed in classrooms, full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

In-Flight Entertainment or (IFE) – means In-Flight Entertainment equipment supplied exclusively by an ACS Supplier and which is listed in the A350XWB Family ADD. In the event the Buyer selects BFE Premium Class Seats, such IFE shall be considered BFE IFE.

In-house Warranty – as defined in Subclause 12.1.7(i).

In-house Warranty Labor Rate – as defined in Subclause 12.1.7(iv)(d)

Inexcusable Delay – as defined in Subclause 11.1.

Interface Problem – as defined in Subclause 12.4.1.

Item – as defined in Subclause 12.2.1.1.

Manufacture Facilities – means the various manufacture facilities of the Seller, its Affiliates or any subcontractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN – as defined in Subclause 2.3.2.1.

Material – as defined in Subclause 1.2 of Exhibit H.

New Engine Option Changes has the meaning set out in Subclause 2.1.1.2.1

Non-Customized Data – Refers to (i) envelope manuals and data that are applicable to a group of customers from the Seller for a specific aircraft type, model or series, or to (ii)

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generic manuals and data that are applicable to all aircraft types, models or series from the Seller.

Option Catalogues means the Seller’s catalogues of specification change options.

Other Agreement - has the meaning set out in Subclause 5.10.1.

Practical Training – as defined in Subclause 16.8.2.

Predelivery Payment – any payment made against the Final Contract Price of an Aircraft in accordance with Subclause 5.2.

Prime Rate – the rate of interest per annum publicly announced from time to time by Citibank, N.A. in New York, New York, as its prime or base or equivalent lending rate.

Propulsion Systems – means the A330-900neo Propulsion Systems or A350-900 Propulsion Systems as applicable.

Propulsion Systems Manufacturer – means Rolls-Royce plc.

Ready for Delivery – with respect to any Aircraft, the time when (i) the Technical Acceptance Process set forth in Clause 8 has been completed in accordance with Clause 8 and (ii) all conditions required by EASA for the issuance of the Export Certificate for Airworthiness, without exception, have been satisfied.

Scheduled Delivery Month – as defined in Subclause 9.1.1.

Scheduled Delivery Period – the Scheduled Delivery Month, or, if not then notified, the Scheduled Delivery Quarter.

Scheduled Delivery Quarter – as defined in Subclause 9.1.1.

Seller Furnished Equipment or SFE – for any Aircraft, all of the items of equipment that shall be furnished by the Seller and installed in the Aircraft by the Seller, as defined in the Specification.

Seller’s Representatives – the representatives of the Seller referred to in Clause 15.

Seller Service Bulletin – means a document approved by an Aviation Authority issued by the Seller to aircraft operators to implement a modification to the design of, or an inspection to, a delivered aircraft either to maintain or to improve the operation of said delivered aircraft.

Seller Service Life Policy – as referred to in Subclause 12.2.

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Sharklets means a new large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A330-900neo aircraft type, and which are fitted on the A330-900neo Aircraft and are part of the New Engine Option Changes.

Specification – means the A330-900neo Aircraft Specification or A350-900 Aircraft Specification as applicable.

Standard Specification – means either the A330-900neo Standard Specification or A350-900 Standard Specification as applicable.

Spare Parts means the items of equipment and material that may be provided pursuant to Exhibit H.

Specification Change Notice or SCN – as defined in Subclause 2.3.1.

SPSA Application – the application on AirbusWorld, which provides the Buyer with access to the Supplier Product Support Agreements and the Airbus Contracted Supplier Support Agreements.

Supplier – any supplier of Supplier Parts.

Supplier Part – as defined in Subclause 12.3.1.

Supplier Product Support Agreements – as defined in Subclause 17.1.2.

Technical Acceptance Process – as defined in Subclause 8.1.3.

Technical Data – has the meaning set forth in Subclauses 14.1 as applicable to A330-900neo Aircraft and A350-900 Aircraft respectively.

Termination Event - as defined in Subclause 21.1.

Total Loss - as defined in Subclause 10.4.

Training Conference - as defined in Subclause. 16.1.3.

Type Certificate – as defined in Subclause 7.1.

Warranted Part – as defined in Subclause 12.1.1..

Warranty Claim – as defined in Subclause 12.1.5(v)..

The following rules of construction apply to the Agreement:

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(i)	the definition of a singular shall apply to plurals of the same words;

(ii)	“include” and “including” are not limiting except when used in the computation of time periods;

(iii)	“hereby,” “herein,” “hereof,” “hereunder,” “the Agreement,” “this Agreement,” and any like words refer to the Agreement and not a particular Clause thereof; and

(iv)	a reference herein to a Clause, Subclause, Exhibit, Attachment or Appendix without further reference is to the relevant Clause, Subclause, Exhibit, Attachment or Appendix of the Agreement.

(v)	References in the Agreement to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.

(vi)
Terms and conditions in the Agreement that are specific to (i) the A330-900neo Aircraft shall not be applicable to the A350-900 Aircraft and (ii) the A350-900 Aircraft shall not be applicable to the A330-900neo Aircraft. Unless otherwise specified, all other terms and conditions in the Agreement shall be applicable to both A330-900neo Aircraft and A350-900 Aircraft.

Technical and trade terms not otherwise defined herein shall have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.

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1.	SALE AND PURCHASE

The Seller shall sell and deliver, and the Buyer shall buy and take delivery of twenty-five (25) firmly ordered A330-900neo Aircraft and twenty-five (25) firmly ordered A350-900 Aircraft, subject to the terms and conditions contained in the Agreement.

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2.	SPECIFICATIONS

2.1	A330-900neo Aircraft Specification

2.1.1	The A330-900neo Aircraft shall be manufactured in accordance with A330-900neo Standard Specification as set forth in Subclause 2.1.1.3 hereunder.

2.1.1.1	A330-900neo Aircraft Standard Specification
The A330-900neo Aircraft specification consists of the A330-300 Standard Specification, document number [***] and the New Engine Option Changes as set forth in Subclause 2.1.1.2.1 below.

2.1.1.2	New Engine Option

2.1.1.2.1	[***]
[***]

[***]

2.1.1.2.2	A330-900neo Aircraft Weights
The New Engine Option Changes shall modify the basic design weights of the A330-300 Standard Specifications, as set forth in paragraph(s) § 03-20.01.00 thereof, as follows:

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[***]
MTOW (“Maximum Take-off Weight”)	[***]
MLW (“Maximum Landing Weight”)	[***]
MZFW (“Maximum Zero Fuel Weight”)	[***]

[***]

[***]

It is agreed and understood that all of the weights set forth in this Subclause 2.1.1.2.2 are current development targets and may be updated upon A330-900neo Standard Specification Freeze.

2.1.1.3	Upon its issuance, the A330-900neo Standard Specification shall automatically supersede the combination of the A330-300 Standard Specifications and the New Engine Option Changes.

2.1.2	A330-900neo Propulsion Systems
The A330-900neo Aircraft shall be equipped with two (2) Rolls-Royce Trent 7000 engines (the “A330-900neo Propulsion Systems”), [***]

[***]

The above-mentioned A330-900neo Propulsion Systems designation is based upon information received from the Propulsion Systems Manufacturer and remains subject to any modification that might be imposed by the Propulsion Systems Manufacturer on the Seller and/or the Buyer.

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2.1.3	A330-900neo Aircraft Milestones

2.1.3.1	Customization Milestones Chart
[***], the Seller shall provide the Buyer with customization milestone charts (the “A330-900neo Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month or Quarter, as applicable, of the A330-900neo Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s catalogues of Specification change options (the “Option Catalogues”).

2.1.3.2	Contractual Definition Freeze
The A330-900neo Customization Milestone Chart shall include the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date.”

2.2	A350-900 Aircraft Specification

2.2.1
The A350-900 Aircraft shall be manufactured in accordance with the A350-900 Standard Specification, as may already have been modified or varied prior to the date of the Agreement by the Specification Change Notices listed in Exhibit A-4.

2.2.1.1	[***]
[***]

2.2.1.2	A350XWB Family Aircraft – Comprehensive Offer
In addition to the A350-900 Standard Specification and for the purpose of offering a comprehensive view of the available standard and optional A350XWB Family Aircraft features at the current stage of the development process, the Seller has also issued an A350XWB Family Aircraft Description Document. This document includes, in addition to the basic aircraft features and functionalities set forth in the A350-900 Standard Specification under sections marked “Customization”, the options foreseen at the date hereof. For the sake of clarity, it is agreed and understood that such options constitute the Seller’s customization offer. When such options call for the installation of equipment, such equipment shall be either SFE, ACS Equipment or BFE, as applicable at the time of customization of the A350-900 Aircraft.

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2.2.1.3
The appendix to the A350XWB Family ADD lists the equipment that shall be ACS Equipment. Such ACS Equipment shall be supplied by manufacturers qualified by the Seller as ACS Suppliers. Those contracted at the date hereof are listed in the A350XWB Family ADD. The Buyer shall select the ACS Equipment from the A350XWB Family ADD applicable at the time of the corresponding customization, by the dates specified in the Customization Milestone Chart. The Buyer shall confirm its selection by written notice to the Seller by the date set forth in the Customization Milestone Chart, which will be subsequently formalized through the SCN process described in Subclause 2.3.1.

The Seller shall purchase and take title to the ACS Equipment. The Seller shall place the purchase order for the ACS Equipment either:

(a)	at the price and associated price revision conditions jointly notified to the Seller by the Buyer and the ACS Supplier, or

(b)	at the catalogue price applicable to such ACS Equipment at the time of the order.
[***]

The format and recipient of the above notification shall be indicated to the Buyer during the customization process.

2.2.1.4
Without prejudice to Subclause 22.11 of the Agreement, in the event of any inconsistency between the terms of this Agreement and the terms contained in the A350-900 Standard Specification, the terms of this Agreement shall prevail over the terms of the A350-900 Standard Specification, to the extent of such inconsistency. For the purpose of this Subclause 2.2.1.4, the term Agreement shall not include the A350-900 Standard Specification.

2.2.2	A350-900 Aircraft Propulsion Systems
The A350-900 Airframe shall be equipped with a set of two (2) Trent-XWB84 engines (the “A350-900 Propulsion Systems”). The A350-900 Propulsion Systems designation is received from the Propulsions Systems Manufacturer and is subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment related to the designation, the amendment related to the designation shall be automatically incorporated into this Agreement and the Propulsion Systems designation shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

2.2.3	A350-900 Aircraft Milestones

2.2.3.1	Contractual Definition Freeze Date

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The Customization Milestone Chart defined in Subclause 2.2.3.2 hereunder shall define the date(s) by which the contractual definition of the A350-900 Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “A350-900 Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month.

2.2.3.2	Customization Milestone Chart
[***], the Seller shall provide the Buyer with a customization milestones chart (the “A350-900 Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the A350-900 Aircraft:

•	the Buyer needs to take certain decisions and actions; and

•	the Buyer needs to provide certain information and documentation; and

•
the Buyer needs to notify the Seller of the BFE Premium Class Seats, together with the selected In-Flight Entertainment equipment (the “BFE IFE”), and associated BFE Suppliers selected by the Buyer, if applicable; such notification to be made in advance of the Initial Technical Coordination Meeting (ITCM); and

•
the Buyer needs to notify the Seller of the ACS Seats, together with the selected In-Flight Entertainment equipment supplied by an ACS Supplier (the “ACS IFE”), and associated ACS Suppliers selected by the Buyer; such notification to be made in advance of the Cabin Definition Closure Meeting (CDCM); and

•	the CDCM for ACS Equipment and the ITCM for BFE Premium Class Seats, if applicable, shall be held at the A350XWB Customer Definition Centre in Hamburg, Germany, [***], and

•
SCNs must be executed in order to integrate into the A350-900 Aircraft Specification any items requested by the Buyer from the options set forth in the Seller’s A350XWB Family ADD applicable at the time of customization or any other items that the Buyer wishes to have installed in the A350-900 Aircraft as per Subclauses 2.2.4 and 18.

2.2.4	A350-900 Aircraft Cabin Customization

2.2.4.1
Notwithstanding Subclause 2.1.3.2, it is the Seller’s aim to provide the Buyer with flexibility with regard to the definition of the specification of the A350-900 Aircraft cabin, while maintaining the Scheduled Delivery Month of the A350-900 Aircraft. The Buyer may hence proceed with the definition of the cabin exclusively through the selection of catalogue cabin solutions and options (“Catalogue Items”) developed by the Seller in the A350XWB Family

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ADD applicable at the time of customization, or may in addition thereto elect to opt for BFE Premium Class Seats, as defined in Subclause 2.2.4.2 hereunder.

2.2.4.2	Alternative BFE Premium Seats for First and Business Class
In addition to the Catalogue Items chosen in the A350XWB Family ADD as set forth in 2.2.4.1, the Buyer may submit to the Seller for consideration specific alternative BFE premium seats for first and business class (the “BFE Premium Class Seats”). Such BFE Premium Class Seats shall be subject to the provisions of Subclause 18.2, as well as the following prerequisites:

•	they shall be manufactured exclusively by suppliers, who are qualified by the Seller as ACS Suppliers of seats; and

•	they shall be compliant with the interfaces predefined by the Seller and communicated to the above ACS Suppliers; and

•	any BFE IFE equipment to be incorporated into the BFE Premium Class Seats shall be exclusively BFE items developed by a qualified ACS Supplier.

If the Buyer does not, [***] prior to the ITCM, supply the Seller with the BFE Supplier Data necessary to successfully pass the first seat maturity gate of the BFE Premium Class Seats (the “BFE Supplier Data”) by the date set forth in the A350XWB Customization Milestone Chart, the Buyer shall be deemed to have chosen Catalogue Item application and any possibility of selecting BFE Premium Class Seats shall automatically lapse.

It is agreed and understood that it shall be the Buyer’s sole responsibility to ensure that all studies and engineering developments shall have been performed in due time, in anticipation of providing the corresponding BFE Engineering Definition for such BFE Premium Class Seats and associated BFE IFE equipment, including the associated Declaration of Design and Performance.

2.3	Specification Amendment
The parties understand and agree that the A350-900 Aircraft Specification and the A330-900neo Aircraft Specification may be further amended following signature of this Agreement in accordance with the terms of this Subclause 2.3.

2.3.1	Specification Change Notice
The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN will be substantially in the form set out in Exhibit B-1 and will set out the SCN’s Aircraft embodiment rank and will also set forth, in

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detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Base Price of the Aircraft, which adjustment, if any, will be specified in the SCN.

2.3.2	Development Changes
The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.3.2.1	Manufacturer Specification Changes Notices

2.3.2.1.1
The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which will be substantially in the form set out in Exhibit B-2 hereto and will set out the MSCN’s Aircraft embodiment rank as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price of the Aircraft, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.3.2.1.2
Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN will be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price , Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller will notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN will be deemed accepted by the Buyer and the corresponding modification will be accomplished.

2.3.2.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements set forth in Subclause 2.3.2.1 above, such revision will be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer will have access to the details of such changes through the relevant application in AirbusWorld.

3.    PRICE

3.1	A330-900neo Aircraft Price

3.1.1	The base price of the A330-900neo Aircraft (the “A330-900neo Aircraft Base Price”) is the sum of:

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(i)
The base price of the A330-900neo Aircraft corresponding to the A330-900neo Standard Specification, including the A330-900neo Propulsion Systems, New Engine Option Changes and the design weights as set out in Subclause 2.1.1.2.2 (excluding Buyer Furnished Equipment), which is:

[***],

and

(ii)	The base price of the preliminary Specification Change Notices, as listed in Exhibit A-3, which for budgetary purposes can be estimated at:
[***]

3.1.2	The A330-900neo Aircraft Base Price has been established in accordance with the economic conditions prevailing in the Base Period.

3.1.3	[***]

3.1.4	A330-900neo Final Contract Price
The Final Contract Price of an A330-900neo Aircraft (the “A330-900neo Aircraft Final Contract Price”) shall be the sum of:

(i)	the A330-900neo Aircraft Base Price as adjusted to the Delivery Date of such Aircraft in accordance with Subclause 4.1; plus

(ii)
the aggregate of all increases or decreases to the A330-900neo Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of this Agreement and as adjusted to the Delivery Date in accordance with Subclause 4.1; plus

(iii)	any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller with respect to the A330-900neo Aircraft.

3.2	A350-900 Aircraft Price

3.2.1	The A350-900 Aircraft Base Price is the sum of:

(i)	the base price of the A350-900 Aircraft as defined in the A350-900 Standard Specification (excluding BFE and ACS Equipment) (the “A350-900 Aircraft Base Price”), which is :

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[***]

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4, which is :
[***]

3.2.2	The A350-900 Aircraft Base Price has been established in accordance with the economic conditions prevailing in the Base Period.

3.2.3	Airbus Contracted Supplier (“ACS”) Equipment Price
The conditions of purchasing of ACS Equipment for the A350-900 Aircraft shall be the subject of a separate agreement between the ACS Suppliers and the Buyer. The Buyer and each ACS Supplier shall jointly communicate to the Seller the price and the associated price revision conditions at which the Seller is to place the purchase order for each ACS Equipment.

Notwithstanding the foregoing, it is understood that ACS Equipment for the A350-900 Aircraft shall be purchased by the Seller, in accordance with the agreed terms as set forth in Subclause 2.2.1.3, and invoiced to the Buyer in accordance with Subclause 3.2.4(iii).

The following reference amounts (the “ACS Reference Price”) may be used as a budgetary guide for the ACS Equipment for the Buyer’s Aircraft:

[***]

at economic conditions prevailing in the Base Period.

3.2.4	A350-900 Final Contract Price
The Final Price of the A350-900 Aircraft (the “A350-900 Aircraft Final Contract Price”) shall be the sum of:

(i)	the A350-900 Aircraft Base Price as adjusted to the Delivery Date of such A350-900 Aircraft in accordance with Subclause 4.1; and

(ii)
the aggregate of all increases or decreases to the A350-900 Aircraft Base Price as agreed in any Specification Change Notice entered into pursuant to Subclause 2.3 after the date of execution of this Agreement as adjusted to the Delivery Date of such A350-900 Aircraft in accordance with Subclause 4.1; and

(iii)
the price of any and all ACS Equipment selected by the Buyer in the applicable Seller’s A350-900 Family Aircraft Description Document and purchased by the Seller, either at the catalogue price applicable at the time of the order (including any catalogue price revision applicable at the time of the purchase order) or at the price

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and associated price revision conditions jointly communicated to the Seller by the Buyer and the respective ACS Suppliers as per Subclause 2.2.1.3; and

(iv)	any other amount resulting from any other provisions of the Agreement and/or any other written agreement between the Buyer and the Seller relating to the A350-900 Aircraft.

3.3	Taxes

3.3.1
The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of any jurisdiction and accordingly the Buyer shall pay any VAT chargeable with respect to any Aircraft, component, accessory, equipment, part or service delivered or furnished under this Agreement

3.3.2
The Seller will pay all other Taxes (except for Taxes based on or measured by the income of the Buyer or any Taxes levied against the Buyer for the privilege of doing business in any jurisdiction), levied, assessed, charged or collected, on or prior to Delivery of any Aircraft, for or in connection with the manufacture, assembly, sale and delivery under this Agreement of such Aircraft or any parts, instructions or data installed thereon or incorporated therein (except Buyer Furnished Equipment referred to in Clause 18).

3.3.3
The Buyer will pay all Taxes not assumed by the Seller under Subclause 3.3.2, except for Taxes based on or measured by the income of the Seller or any Taxes levied against the Seller for the privilege of doing business in any jurisdiction.

“Taxes” means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.

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4.    PRICE REVISION

4.1	Airbus Price Revision Formula
The A330-900neo Aircraft Base Price and the A350-900 Aircraft Base Price as defined in Subclauses 3.1.1 and 3.2.1 respectively shall be revised to the actual Delivery Date of such A330-900neo Aircraft and A350-900 Aircraft, as applicable, in accordance with the Airbus Price Revision Formula set forth in Exhibit C.

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5.	PAYMENT TERMS

5.1	The Buyer shall pay all sums due hereunder in immediately available funds in United States dollars by credit to:
Beneficiary Name: AIRBUS
Account Identification: [***]
with:
[***]

5.2	Predelivery Payments

5.2.1
Predelivery Payments are non-refundable (although amounts equal to Predelivery Payments may be paid to the Buyer pursuant to Subclause 11.3) and shall be paid by the Buyer to the Seller for the Aircraft.

5.2.2	The Predelivery Payment Reference Price for an Aircraft to be delivered in calendar year T is determined in accordance with the following formula:
[***]

5.2.3	Predelivery Payments shall be paid according to the following schedule.

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Payment Date		Percentage of Predelivery Payment Reference Price
[***]	[***]	[***]
[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
______________________________________________________
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of the Agreement.

5.2.4
The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to the obligation to deduct an amount equal to Predelivery Payments from the Final Contract Price of the Aircraft, when calculating the balance of the Final Contract Price of such Aircraft. The Seller shall be under no obligation to segregate any Predelivery Payment, or any amount equal thereto, from the Seller’s funds generally.

5.3	Payment of Final Contract Price
Concurrently with the Delivery of each Aircraft, the Buyer shall pay to the Seller the Final Contract Price therefor, less the total amount of the Predelivery Payments theretofore received by the Seller for such Aircraft under Subclause 5.2 above (the “Balance of the Final Contract Price”). The Seller’s receipt of the full amount of such payments, including any amounts due under Subclause 5.5, shall be a condition precedent to the Seller’s obligation to deliver such Aircraft.

5.4	Payment of Other Amounts

5.4.1	Application of Payments
[***]

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5.4.2	Setoff Payments
[***]

5.5	Overdue Payments
If any payment due to the Seller is not received by the Seller on the date or dates due, the Seller will have the right to claim from the Buyer, and the Buyer will promptly pay to the Seller on receipt of such claim, interest at the rate of [***] per month on the amount of such overdue payment, [***]. The Seller's right to receive such interest will be in addition to any other rights of the Seller hereunder or at law.

5.6	Refund of Predelivery Payments
The Buyer shall have no right to any refund of any deposit or Predelivery Payment received by the Seller, [***].

5.7	Proprietary Interest
The Buyer shall not, by virtue of anything contained in the Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of the Agreement refer), and notwithstanding any provision of law to the contrary, acquire any proprietary, insurable or other interest whatsoever in any Aircraft prior to Delivery of and payment in full for such Aircraft as provided in the Agreement.

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5.8	Tender of Delivery
In addition to any other rights and remedies available to the Seller, the Seller shall not be obligated to tender delivery of any Aircraft to the Buyer and shall have no further liability to the Buyer with respect thereto, if the Buyer fails to make any Predelivery Payment within [***] after written notice from the Seller or if the Seller has terminated the Agreement pursuant to Clause 21.

5.9	Payment in Full
Except as expressly provided herein (including, but not limited to Subclause 5.3), the Buyer’s obligation to make payments to the Seller hereunder shall not be affected by and shall be determined without regard to any set off, counterclaim, recoupment, defense or other right that the Buyer may have against the Seller and all such payments shall be made without deduction or withholding of any kind.

5.10	[***]

5.10.1	[***]

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5.10.2	[***]

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6.	PLANT REPRESENTATIVES - INSPECTION

6.1	Manufacture Procedures
The Airframe shall be manufactured in accordance with the requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliates and of the jurisdiction of the Delivery Location as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection Procedures

6.2.1
All work to be carried out on the Aircraft and all materials and parts thereof shall at all reasonable times during business hours be open to inspection by duly authorized representatives of the Buyer or its designee at the works of the Seller and, if possible, at the works of their respective subcontractors, and such representatives (subject to the indemnities set forth in Clause 20 herein) shall, to carry out the aforesaid inspection, have access to such relevant technical data as is reasonably necessary for this purpose (except that, if access to any part of the respective works where construction is in progress or materials or parts are stored is restricted for security reasons, the Seller shall be allowed a reasonable time to make the items available for inspection elsewhere).

The procedures for such inspections shall be agreed upon between the Seller’s and the Buyer’s representatives prior to any inspection, provided, however, any inspection shall be conducted pursuant to the Seller’s system of inspection as developed under the supervision of the relevant Aviation Authority.

6.2.2	For the purposes of Subclause 6.2.1 above and commencing with the date of the Agreement until the Delivery of the last Aircraft, [***].

6.2.3
All inspections, examinations and discussions with the Seller or its subcontractors’ engineering or other personnel by the Buyer and its said representatives shall be performed in such manner as not to unreasonably delay or hinder the work to be carried out on the Aircraft or the proper performance of the Agreement.

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7.	CERTIFICATION
Except as set forth in this Clause 7, the Seller shall not be required to obtain any certificate or approval with respect to the Aircraft.

7.1	Type Certification
The Aircraft have been type certificated under EASA procedures for joint certification in the transport category. The Seller shall obtain or cause to be obtained an FAA type certificate (the “Type Certificate”) to allow the issuance of the Export Certificate of Airworthiness.

7.2	Export Certificate of Airworthiness
Subject to the provisions of Subclause 7.3, the Aircraft shall be delivered to the Buyer with an Export Certificate of Airworthiness issued by the Aviation Authority of the Delivery Location and in a condition enabling the Buyer to obtain at the time of Delivery a Standard Airworthiness Certificate issued pursuant to Part 21 of the U.S. Federal Aviation Regulations and a Certificate of Sanitary Construction issued by the U.S. Public Health Service of the Food and Drug Administration. However, the Seller shall have no obligation to make and shall not be responsible for any costs of alterations or modifications to such Aircraft to enable such Aircraft to meet FAA or U.S. Department of Transportation requirements for operation specific to the Buyer’s routes, whether before, at or after Delivery of any Aircraft.

If the FAA requires additional or modified data before the issuance of the Export Certificate of Airworthiness, the Seller shall provide such data or implement the required modification to the data, in either case, at the Seller’s cost.

7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1
If, any time before the date on which the Aircraft is Ready for Delivery, any law, rule or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law, rule or regulation is issued by the EASA that requires any change to the Specification for the purposes of obtaining the Export Certificate of Airworthiness (a “Change in Law”), the Seller shall make the required modification and the parties hereto shall sign an SCN or MSCN.

7.3.2
The Seller shall as far as practicable, but at its sole discretion and without prejudice to Subclause 7.3.3, take into account the information available to it concerning any proposed law, rule or regulation or interpretation that could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the applicable Aircraft is Ready for Delivery.

7.3.3	The cost of implementing the required modifications referred to in Subclause 7.3.1 will be:

(i)	[***], and

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(ii)	[***].

7.3.4
Notwithstanding the provisions of Subclause 7.3.3, if a Change in Law relates to an item of BFE or to the Propulsion System the costs related thereto shall be borne in accordance with such arrangements as may be made separately between the Buyer and the manufacturer of the BFE or the Propulsion System, as applicable, and the Seller shall have no obligation with respect thereto.

7.4	Specification Changes after Aircraft Ready For Delivery
Nothing in Subclause 7.3 shall require the Seller to make any changes or modifications to, or to make any payments or take any other action with respect to, any Aircraft that is Ready for Delivery before the compliance date of any law or regulation referred to in Subclause 7.3. Any such changes or modifications made to an Aircraft after it is Ready for Delivery shall be at the Buyer’s expense.

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8.	THE BUYER’S ACCEPTANCE

8.1	Acceptance Procedures

8.1.1
The Seller or any Affiliate thereof acting as the Seller’s designee shall give to the Buyer not less than [***] of the proposed time when Technical Acceptance Process of an Aircraft shall be conducted, and, in the event that the Buyer elects to attend such Technical Acceptance Process (as defined below), the Buyer shall comply with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within [***] after commencement. The Technical Acceptance Process shall take place at the Delivery Location, and shall be carried out by the personnel of the Seller (accompanied, if the Buyer so wishes, by representatives of the Buyer [***] shall have access to the cockpit at any one time). During flight tests, these representatives shall comply with the instructions of the Seller’s representatives. The Seller shall not normally be required in the course of such Technical Acceptance Process to fly any of the Aircraft for more [***].

8.1.2	[INTENTIONALLY LEFT BLANK]

8.1.3
Prior to Delivery, the Aircraft shall undergo a technical acceptance process developed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of Aircraft and be considered to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance. [***].

8.1.4
In the event that the Buyer, after having received proper notice in accordance with Subclause 8.1.1, does not attend the Technical Acceptance Process scheduled for an Aircraft or fails to so cooperate, the Seller may complete any of them in the absence of the Buyer, whereupon the Buyer shall be deemed to have accepted the Technical Acceptance Process, if such Technical Acceptance Process demonstrates the satisfactory functioning of the Aircraft as aforesaid, and the Seller shall furnish such data with respect to such Technical Acceptance Process as the Buyer may reasonably request.

8.1.5
If the Technical Acceptance Process for an Aircraft is not successfully completed or there is a defect, the Seller,[***], shall give notice to the Buyer specifying such unsuccessful completion or defect. Thereafter the Seller shall, without hindrance from the Buyer, carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft for a new Technical Acceptance Process to demonstrate the elimination of the defect, such Technical Acceptance Process to be held and carried out in accordance with Subclause 8.1, provided, however, that rather than accept a delay in Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense in accordance with the provisions of Clause 12 herein.

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8.2	Aircraft Utilization
The Seller will, without payment or other liability, be entitled to use the Aircraft before Delivery as may be necessary to obtain the certificates required under Clause 7. Such use will not limit the Buyer's obligation to accept Delivery hereunder.

[***]

8.3	Certificate of Acceptance
Following satisfactory completion of the Technical Acceptance Process and in accordance with the provisions of Subclause 9.2.1, the Buyer shall deliver to the Seller a signed Certificate of Acceptance in the form attached as Exhibit D in respect of the relevant Aircraft.

8.4	Finality of Acceptance
The Buyer’s signature of the Certificate of Acceptance for the Aircraft shall constitute waiver by the Buyer of any right it may have under the Uniform Commercial Code as adopted by the State of New York or otherwise to revoke such acceptance for any reason, whether known or unknown to the Buyer at the time of acceptance.

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9.	DELIVERY

9.1	Delivery Schedule

9.1.1
Subject to the provisions of the Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location, and the Buyer shall accept the same, during the quarters set forth in the table below (each a “Scheduled Delivery Quarter”)

Rank	Aircraft type	Scheduled Delivery Period	Rank	Aircraft type	Scheduled Delivery Period
1	A350-900	2Q 2017	26	[***]	[***]
2	[***]	[***]	27	[***]	[***]
3	[***]	[***]	28	[***]	[***]
4	[***]	[***]	29	[***]	[***]
5	[***]	[***]	30	[***]	[***]
6	[***]	[***]	31	[***]	[***]
7	[***]	[***]	32	[***]	[***]
8	[***]	[***]	33	[***]	[***]
9	[***]	[***]	34	[***]	[***]
10	[***]	[***]	35	[***]	[***]
11	[***]	[***]	36	[***]	[***]
12	[***]	[***]	37	[***]	[***]
13	[***]	[***]	38	[***]	[***]
14	[***]	[***]	39	[***]	[***]
15	[***]	[***]	40	[***]	[***]
16	[***]	[***]	41	[***]	[***]
17	[***]	[***]	42	[***]	[***]
18	A330-900neo	[***] 2019	43	[***]	[***]
19	[***]	[***]	44	[***]	[***]
20	[***]	[***]	45	[***]	[***]
21	[***]	[***]	46	[***]	[***]
22	[***]	[***]	47	[***]	[***]
23	[***]	[***]	48	[***]	[***]
24	[***]	[***]	49	[***]	[***]
25	[***]	[***]	50	[***]	[***]

9.1.2
Not later than [***] prior to the start of the relevant Scheduled Delivery Quarter, the Seller shall give the Buyer notice of the anticipated month within the Scheduled Delivery Quarter during which each Aircraft shall be Ready for Delivery (the “Scheduled Delivery Month”) provided that no more than [***] shall be scheduled for Delivery pursuant to this Subclause 9.1.2 in any calendar month.

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Until such notice, for the purpose of this Agreement, the middle month of the Scheduled Delivery Quarter shall be deemed to be the Scheduled Delivery Month.

9.1.3
Not later than [***] to the date scheduled for the Technical Acceptance Process set forth in Subclause 8.1.1 for a particular Aircraft, the Seller shall give the Buyer notice of whether it anticipates each Aircraft shall be Ready for Delivery in the first half or second half of the Scheduled Delivery Month.

9.1.4
Not later than [***] to the date scheduled for the Technical Acceptance Process set forth in Subclause 8.1.1 for a particular Aircraft, the Seller shall give the Buyer notice of the anticipated date on which each Aircraft shall be Ready for Delivery.

9.2	Title

9.2.1
The Buyer shall, within [***] after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Contract Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2
The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Contract Price has been paid by the Buyer pursuant to Subclause 5.3 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Subclause 8.3. The Seller shall provide the Buyer with a bill of sale as attached hereto in Exhibit E (the “Bill of Sale”) and/or other documents confirming transfer of title and receipt of the Balance of Final Price as may reasonably be requested by the Buyer.

9.2.3	9.2.3.1 Should the Buyer fail, within the period specified in Subclause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller; or

(ii)	pay the Balance of the Final Contract Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then (a) the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder and (b) without prejudice to Subclause 5.5 and the Seller’s other rights under this Agreement or at law, the Buyer shall on demand reimburse the Seller for all reasonable costs and expenses (including, without limitation, costs and expenses attributable to storage, preservation and protection, insurance and taxes) actually sustained by the Seller and resulting from any such delay or failure.  Such reimbursement shall be in addition to any other rights that the Seller may have as a result of any such delay or failure.
[***]

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9.3	Flyaway

9.3.1	The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2
All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery will be borne by the Buyer. The Buyer will make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

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10.    EXCUSABLE DELAY AND TOTAL LOSS

10.1	Scope of Excusable Delay
Neither the Seller nor any Affiliate of the Seller, will be responsible for or be deemed to be in default on account of delays in delivery of the Aircraft or failure to deliver or otherwise in the performance of this Agreement or any part hereof due to causes beyond the Seller's, or any Affiliate’s control or not occasioned by the Seller's, fault or negligence ("Excusable Delay"), including, but not limited to: (i) acts of God or the public enemy, natural disasters, fires, floods, storms beyond ordinary strength, explosions or earthquakes; epidemics or quarantine restrictions; serious accidents; any law, decision, regulation, directive or other act (whether or not having the force of law) of any government or of the Council of the European Community or the Commission of the European Community or of any national, Federal, State, municipal or other governmental department, commission, board, bureau, agency, court or instrumentality, domestic or foreign; governmental priorities, regulations or orders affecting allocation of materials, facilities or a completed Aircraft; war, civil war or warlike operations, terrorism, insurrection or riots; failure of transportation; strikes or labor troubles causing cessation, slow down or interruption of work; [***]; inability after due and timely diligence to procure materials, accessories, equipment or parts; general hindrance in transportation; or failure of a subcontractor or supplier to furnish materials, components, accessories, equipment or parts; (ii) any delay caused directly or indirectly by the action or inaction of the Buyer; and (iii) delay in delivery or otherwise in the performance of this Agreement by the Seller due in whole or in part to any delay in or failure of the delivery of, or any other event or circumstance relating to, [***].

10.2	Consequences of Excusable Delay

10.2.1	If an Excusable Delay occurs:

(i)	the Seller will notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller will not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller will not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay;

(iv)
the Seller will as soon as practicable after the removal of the cause of such delay resume performance of its obligations under this Agreement and in particular will notify the Buyer of the revised Scheduled Delivery Month.

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10.3	Termination on Excusable Delay

10.3.1
If any Delivery is delayed as a result of an Excusable Delay for a period of more than [***] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft, by giving written notice to the other party within [***] after the expiration of such [***] period. However, the Buyer will not be entitled to terminate this Agreement pursuant to this Subclause 10.3.1 if the Excusable Delay is caused directly or indirectly by the action or inaction of the Buyer.

10.3.2
If the Seller advises the Buyer in its notice of a revised Scheduled Delivery Month pursuant to Subclause 10.2.1(iv) that there will be a delay in Delivery of an Aircraft of more than [***] after the last day of the Scheduled Delivery Month, then either party may terminate this Agreement with respect to the affected Aircraft. Termination will be made by giving written notice to the other party within [***] after the Buyer's receipt of the notice of a revised Scheduled Delivery Month.

10.3.3
If this Agreement is not terminated under the terms of Subclause 10.3.1 or 10.3.2, then the Seller will be entitled to reschedule Delivery. The Seller will notify the Buyer of the new Scheduled Delivery Month after [***] referred to in Subclause 10.3.1 or 10.3.2, and this new Scheduled Delivery Month will be deemed to be an amendment to the applicable Scheduled Delivery Month in Subclause 9.1.

10.4	Total Loss, Destruction or Damage
If, prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond economic repair (“Total Loss”), the Seller will notify the Buyer to this effect within [***] of such occurrence. The Seller will include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month will be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft; provided, however, that if the Scheduled Delivery Month is extended to a month that is later than [***] after the last day of the original Scheduled Delivery Month then this Agreement will terminate with respect to said Aircraft unless:

(i)
the Buyer notifies the Seller within [***] of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the change in the Scheduled Delivery Month.

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Nothing herein will require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft that includes the Aircraft.

10.5	Termination Rights Exclusive
If this Agreement is terminated as provided for under the terms of Subclauses 10.3 or 10.4, such termination will discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished under the Agreement.

10.6	Remedies
THIS CLAUSE 10 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 11, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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11.	INEXCUSABLE DELAY

11.1	Liquidated Damages

11.1.1	A330-900neo Aircraft

11.1.1.1
Should an A330-900neo Aircraft not be Ready for Delivery within [***] after the last day of the Scheduled Delivery Month of such A330-900neo Aircraft and such delay is not a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”. In the event of an Inexcusable Delay, then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer for each day of delay in the Delivery commencing on the date falling [***] after the last day of the Scheduled Delivery Month:

[***]

The Buyer's right to be paid damages in respect of the A330-900neo Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than [***] after the last day of the Scheduled Delivery Period.

11.1.2	A350-900 Aircraft

11.1.2.1
Should an A350-900 Aircraft not be Ready for Delivery within [***] after the last day of the Scheduled Delivery Month of such A350-900 Aircraft due to an Inexcusable Delay, then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer for each day of delay in the Delivery commencing on the date falling [***] after the last day of the Scheduled Delivery Month:

[***]

11.1.3
The Buyer's right to be paid damages in respect of the A350-900 Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than [***] after the last day of the Scheduled Delivery Period of the affected A350-900 Aircraft.

11.2	Renegotiation
If, as a result of an Inexcusable Delay, the Delivery of an Aircraft does not occur within [***] after the last day of the Scheduled Delivery Period, the Buyer will have the right, exercisable by written notice to the Seller given between [***] and [***] after lapse of such

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[***] period to require from the Seller a renegotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such renegotiation, the said renegotiation will not prejudice the Buyer's right to receive liquidated damages in accordance with Subclauses 11.1.1 and 11.1.2.

11.3	Termination
If, as a result of an Inexcusable Delay, the Delivery of an Aircraft does not occur within [***] after the last day of the Scheduled Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Subclause 11.2, then both parties will have the right exercisable by written notice to the other party, given between [***] after the lapse of such [***] period, to terminate this Agreement in respect of the affected Aircraft. In the event of termination, neither party will have any claim against the other, [***].

11.4	Remedies
THIS CLAUSE 11 SETS FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE. THE BUYER WILL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

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12.	WARRANTIES AND SERVICE LIFE POLICY

12.1	Standard Warranty

12.1.1	Nature of Warranty
Subject to the limitations and conditions as hereinafter provided, and except as provided in Subclause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at the time of delivery to the Buyer:

(i)	be free from defects in material,

(ii)	be free from defects in workmanship, including, without limitation, processes of manufacture,

(iii)	be free from defects in design (including, without limitation, selection of materials) having regard to the state of the art at the date of such design, and

(iv)
be free from defects arising from failure to conform to the Specification, except as to those portions of the Specification where it is expressly stated that such portions of the Specification are estimates or approximations or design aims.

For the purposes of the Agreement, the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part that is installed on an Aircraft at the time of delivery of such Aircraft and that (a) is manufactured to the detail design of the Seller or a subcontractor of it and (b) bears a part number of the Seller at the time of such delivery.

12.1.2	Exceptions
The warranties set forth in Subclause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the engines and its associated parts, nor to any component, accessory, equipment or part purchased by the Buyer that is not a Warranted Part, provided, however, that:

(i)
any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(ii), and

(ii)
any defect inherent in the Seller’s design of the installation, in view of the state of the art at the date of such design, that impairs the use of such items shall constitute a defect in design for the purposes of this Subclause 12.1 and be covered by the warranty set forth in Subclause 12.1.1(iii).

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12.1.3	Warranty Period
The warranties described in Subclauses 12.1.1 and 12.1.2 hereinabove shall be limited to those defects that become apparent within [***] after delivery of the affected A330-900neo Aircraft or [***] after delivery of the affected A350-900 Aircraft.

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1
The Buyer’s remedy and the Seller’s obligation and liability under Subclauses 12.1.1 and 12.1.2 hereinabove are limited to, at the Seller’s expense and option, the repair, replacement or correction of, or the supply of modification kits rectifying the defect to, any defective Warranted Part. Alternatively, the Seller may at its sole option furnish a credit to the Buyer for the future purchase of Material equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Warranted Part. Nothing herein contained shall obligate the Seller to correct any failure to conform to the Specification with respect to components, equipment, accessories or parts that the parties agree in writing at the time of delivery of the affected Aircraft are acceptable deviations or have no material adverse effect on the use, operation or performance of an Aircraft.

12.1.4.2
In the event a defect covered by Subclause 12.1.1(iii) becomes apparent within the applicable period set forth in Subclause 12.1.3, and the Seller is obligated to correct such defect, the Seller shall also, if so requested by the Buyer in writing and following consultation between Buyer and Seller, make such correction in any Aircraft that has not already been delivered to the Buyer. However, the Seller shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of performance of the Agreement, due to the Seller’s undertaking to make such correction and, rather than accept a delay in delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after delivery of such Aircraft.

12.1.5	Warranty Claim Requirements
The Buyer’s remedy and the Seller’s obligation and liability under this Subclause 12.1, with respect to each claimed defect, are subject to the following conditions precedent:

(i)	the existence of a defect covered by the provisions of this Subclause 12.1,

(ii)	the defects having become apparent within the applicable warranty period, as set forth in Subclause 12.1.3.,

(iii)	the Buyer’s having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Subclause 12.1, and

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that such defect did not result from any act or omission of the Buyer, including, but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards or any matter set forth or covered in Subclause 12.1.10.

(iv)
the Buyer’s having returned as soon as reasonably practicable the Warranted Part claimed to be defective to such repair facilities as may be designated by the Seller, except where the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Subclause 12.1.7, and

(v)	the Seller’s having received a Warranty Claim fulfilling the conditions of and in accordance with the provisions of Subclause 12.1.6 below.

12.1.6	Warranty Administration
The warranties set forth in Subclause 12.1 shall be administered as hereinafter provided:

(i)	Claim Determination
Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller’s regional representative, historical data logs, inspections, tests, findings during repair, defect analysis and other suitable documents and information.

(ii)	Transportation and Insurance Costs
Transportation and insurance costs (including all applicable duties) for sending a defective Warranted Part to the facilities designated by the Seller [***].

(iii)	Return of an Aircraft
In the event that the Buyer desires to return an Aircraft to the Seller for consideration of a Warranty Claim, [***].

(iv)	On-Aircraft Work by the Seller
In the event that a defect necessitates the dispatch by the Seller of a working team to repair or correct such defect at the Buyer’s facilities, or in the event that the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, [***].

Any work performed by the Seller to rectify defects, which if performed by the Buyer would not be eligible for a warranty credit under the terms of Subclause 12.1.7(v) , shall be at the Buyer’s expense. [***].

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The Seller shall perform on-Aircraft work, subject to either of the following conditions being met:

(a)	[***], such work must require the technical expertise of the Seller, or

(b)	both of

(i)	[***]

(ii)	[***]
If the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

(v)	Warranty Claim Substantiation
In connection with each claim by the Buyer under this Subclause 12.1, the Buyer shall file a claim on the Buyer’s form (“Warranty Claim”) within [***] after such defect becomes apparent. Such form must contain at least the following (to the extent such data is available):

(a)	description of defect and action taken, if any,

(b)	date of incident and/or of removal,

(c)	description of the defective part,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar times, as applicable, at the date of appearance of a defect,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer’s serial number of the Aircraft and/or its registration number,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim, and

(m)	date of delivery of an Aircraft or part to the Buyer.

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and in the case of a Warranty Claim under Subclause 12.1.7, the additional data required under Subclause 12.1.7(iv).

Warranty Claims are to be addressed as follows:

Airbus Customer Services Directorate
Warranty Administration
Rond-Point Maurice Bellonte
B.P. 33
F-31707 Blagnac Cedex
FRANCE

or any other address of which the Seller provides three (3) Business Days’ notice to the Buyer.

[***]

(vi)	Replacements
Replacements made pursuant to this Subclause 12.1 shall be made within the lead time defined in the Seller’s Spare Parts Price Catalog. Replaced components, equipment, accessories or parts shall become the Seller’s property.

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that (i) when the Seller has possession of a returned Aircraft, component, accessory, equipment or part to which the Buyer has title, the Seller shall have such responsibility therefor as is chargeable by law to a bailee for hire, but the Seller shall not be liable for loss of use, and (ii) title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor. Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Subclause 12.1, title to and risk of loss of such component, accessory, equipment or part shall pass to the Buyer.

(vii)	Rejection
The Seller shall provide reasonable written substantiation in case of rejection of a claim. [***]
(viii)    Inspection

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The Seller shall have the right to inspect the affected Aircraft and documents and other records relating thereto in the event of any claim under this Subclause 12.1.

12.1.7	In-house Warranty

(i)	Authorization
The Buyer is hereby authorized to perform the repair of Warranted Parts, subject to the terms of this Subclause 12.1.7 (“In-house Warranty”). The Buyer shall notify the Seller’s representative of its decision to perform any in-house repairs before such repairs are commenced, unless it is not practical to do so, in which case the Buyer shall notify the Seller of the in-house repair as soon as reasonably practicable.

(ii)	Conditions of Authorization
The Buyer shall be entitled to the benefits under this Subclause 12.1.7 for repair of Warranted Parts:

(a)	only if adequate facilities and qualified personnel are available to the Buyer,

(b)
in accordance with the Seller’s written instructions set forth in documents such as the Aircraft Maintenance Manual, Component Maintenance Manual (Manufacturer), Component Maintenance Manual (Vendor) and Structural Repair Manual, and

(c)
only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Subclause 12.1.10..

(iii)	Seller’s Rights
The Seller shall have the right, provided that no unreasonable delay shall result, to have any Warranted Part, or any part removed therefrom, which is claimed to be defective, returned to the Seller, as set forth in Subclause 12.1.6(ii), if, in the reasonable judgment of the Seller, the nature of the defect requires technical investigation.

The Seller shall further have the right, provided that no unreasonable delay shall result, to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective.

(iv)	In-house Warranty Claim Substantiation

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Claims for In-house Warranty credit shall be filed within the time period set forth in and shall contain the same information required in, Warranty Claims under Subclause 12.1.6(v) and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:
        - part numbers,

- serial numbers (if applicable),

- description of the parts,

- quantity of parts,

- unit price of parts,

- total price of parts,

- related Seller’s or third party’s invoices (if applicable),

(c)	detailed number of labor hours,

(d)	agreed In-house Warranty Labor Rate (defined below in Subclause 12.1.7(v)(a)), and

(e)	total claim value.

(v)	Credit
The Buyer’s sole remedy, and the Seller’s sole obligation and liability, in respect of In-house Warranty claims, shall be a credit to the Buyer’s account in U.S. Dollars. The credit to the Buyer’s account shall be equal to the direct labor cost expended in performing a repair and to the direct cost of materials incorporated in the repair. Such costs shall be determined as set forth below.

(a)
To determine direct labor costs, only man hours spent on [***] of the Warranted Part alone shall be counted. Man hours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part shall not be included.

(b)	The man hours counted as set forth above shall be multiplied by an agreed labor rate representing [***] of the Buyer’s composite average hourly labor

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rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and similar items) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair (the “In-house Warranty Labor Rate”).

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and furnished free of charge by the Seller.

(vi)	Limitation on Credit
The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part exceeding [***] of the Seller’s then current catalog price for a replacement of such defective Warranted Part.

Such cost shall be substantiated in writing by the Seller upon reasonable request by the Buyer.

(vii)	Scrapped Material
The Buyer shall retain any Warranted Part defective beyond economic repair and any defective part removed from a Warranted Part during repair until the earlier of [***] after submission of a claim for In-house Warranty credit relating thereto or the Seller’s written advice to the Buyer that such Warranted Part should be scrapped. Such parts shall be returned to the Seller within [***] of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may, with the agreement of the Seller’s Field Representative, scrap any such defective parts that are beyond economic repair and not required for technical evaluation.

[***]

(viii)	LIMITATIONS ON LIABILITY OF SELLER

THE SELLER SHALL NOT BE LIABLE FOR ANY RIGHT, CLAIM OR REMEDY, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST THE CLAIMS OF ANY THIRD PARTIES FOR ANY DEFECT, NONCONFORMANCE OR PROBLEM OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF WARRANTED PARTS OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS SUBCLAUSE 12.1.7 WHICH WAS NOT IN COMPLIANCE WITH THE TERMS

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THEREOF, INCLUDING BUT NOT LIMITED TO: (I) LIABILITY IN CONTRACT OR TORT, (II) LIABILITY ARISING FROM THE BUYER’S ACTUAL OR IMPUTED NEGLIGENCE, INTENTIONAL TORTS AND/OR STRICT LIABILITY, AND/OR (III) LIABILITY TO ANY THIRD PARTIES.

12.1.8	Standard Warranty Transferability
The warranties provided for in this Subclause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer or upon the Buyer’s sale of the Aircraft to any such airline in accordance with Subclause 19.3, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to applicable laws or regulations.

12.1.9	Warranty for Corrected, Replacement or Repaired Warranted Parts
Whenever any Warranted Part that contains a defect for which the Seller is liable under Subclause 12.1 has been corrected, repaired or replaced pursuant to the terms of this Clause 12, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever may be the case, shall be the remaining portion of the original warranty in respect of such corrected, repaired or replacement Warranted Part. In the event that a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall not be allowable, notwithstanding any subsequent correction or repairs, and shall immediately terminate the remaining warranties under this Subclause 12.1 in respect of the affected Warranted Part.

12.1.10	Good Airline Operation - Normal Wear and Tear
The Buyer’s rights under this Subclause 12.1 are subject to the Buyer using commercially reasonable measures to maintain, overhaul, repair and operate the Aircraft and each component, equipment, accessory and part thereof in accordance with good commercial airline practice [***], all technical documentation and maintenance recommendations of the Seller, the Suppliers or the manufacturer of the Propulsion System and its associated parts, [***] and all applicable rules, regulations and directives of the FAA.

The Seller’s liability under this Subclause 12.1 shall not extend to normal wear and tear nor to:

(i)
any Aircraft or component, equipment, accessory or part thereof that has been repaired, altered or modified after delivery by a party other than the Seller or in a manner other than that set forth in Subclause 12.1.7 or otherwise approved by the Seller or otherwise approved by the Seller;

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(ii)	any Aircraft or component, equipment, accessory or part thereof that has been operated in a damaged state; or

(iii)	any component, equipment, accessory or part from which the trademark, trade name, part or serial number or other identification marks have been removed.

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12.2	Seller Service Life Policy
In addition to the warranties set forth in Subclause 12.1 above, the Seller further agrees that should a Failure (as defined below) occur in any Item (as defined below), then, subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the provisions of this Subclause 12.2 shall apply.

12.2.1	Definitions
For the purposes of this Subclause 12.2, the following definitions shall apply:

12.2.1.1
“Item” means any of the Seller components, equipment, accessories or parts listed in Exhibit F hereto which are installed on an Aircraft at any time during the period of effectiveness of the Service Life Policy as defined below in Subclause 12.2.2.

12.2.1.2
“Failure” means any breakage of, or defect in, an Item that has occurred, that can reasonably be expected to occur on a repetitive or fleetwide basis, and that materially impairs the utility or safety of the Item, [***].

12.2.2	Periods and Seller’s Undertaking
Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] after the delivery of said Aircraft to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(a)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or,

(b)	replace such Item.

12.2.3	Seller’s Participation in the Cost

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Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

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12.2.4	General Conditions and Limitations

12.2.4.1	Notwithstanding Subclause 12.2.3, the undertakings given in this Subclause 12.2 shall not be valid during the period applicable to an Item under Subclause 12.1.

12.2.4.2	The Buyer’s remedy and the Seller’s obligation and liability under this Service Life Policy are subject to compliance by the Buyer with the following conditions precedent:

(i)
The Buyer shall maintain log books and other historical records with respect to each Item adequate to enable determination as to whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the cost to be borne by the Seller in accordance with Subclause 12.2.3 above.

(ii)
The Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded, if the failure to so inform the Seller materially prejudices the Seller’s position.

(iii)	The conditions of Subclause 12.1.10 shall have been complied with.

(iv)
The Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established by the Seller. Such programs shall be, to the extent possible, compatible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller.

(v)
In the case of any breakage or defect, the Buyer shall report the same in writing to the Seller within [***] after any breakage or defect in an Item becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other Aircraft, and the Buyer shall inform the Seller in sufficient detail about the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3
Except as otherwise provided in this Subclause 12.2, any claim under this Service Life Policy shall be administered as provided in, and shall be subject to the terms and conditions of, Subclause 12.1.6.

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12.2.4.4
In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller shall offer to supply to the Buyer the necessary modification kit free of charge or under a pro rata formula established by mutual agreement between the Buyer and the Seller. If such a kit is so offered to the Buyer, then, in respect of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Subclause 12.2 shall be subject to the Buyer’s incorporating such modification in the relevant Aircraft, within a reasonable time, as promulgated by the Seller and in accordance with the Seller’s instructions.

12.2.4.5
THIS SERVICE LIFE POLICY IS NEITHER A WARRANTY, PERFORMANCE GUARANTEE, NOR AN AGREEMENT TO MODIFY ANY AIRCRAFT OR AIRFRAME COMPONENTS TO CONFORM TO NEW DEVELOPMENTS OCCURRING IN THE STATE OF AIRFRAME DESIGN AND MANUFACTURING ART. THE SELLER’S OBLIGATION UNDER THIS SUBCLAUSE 12.2 IS TO MAKE ONLY THOSE CORRECTIONS TO THE ITEMS OR FURNISH REPLACEMENTS THEREFOR AS PROVIDED IN THIS SUBCLAUSE 12.2. THE BUYER’S SOLE REMEDY AND RELIEF FOR THE NONPERFORMANCE OF ANY OBLIGATION OR LIABILITY OF THE SELLER ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY SHALL BE IN MONETARY DAMAGES, LIMITED TO THE AMOUNT THE BUYER REASONABLY EXPENDS IN PROCURING A CORRECTION OR REPLACEMENT FOR ANY ITEM THAT IS THE SUBJECT OF A FAILURE COVERED BY THIS SERVICE LIFE POLICY AND TO WHICH SUCH NONPERFORMANCE IS RELATED, LESS THE AMOUNT THAT THE BUYER OTHERWISE WOULD HAVE BEEN REQUIRED TO PAY UNDER THIS SUBCLAUSE 12.2 IN RESPECT OF SUCH CORRECTED OR REPLACEMENT ITEM. WITHOUT LIMITING THE EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY PROVISIONS SET FORTH IN SUBCLAUSE 12.5, THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL CLAIMS TO ANY FURTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES, ARISING UNDER OR BY VIRTUE OF THIS SERVICE LIFE POLICY.

12.2.5	Transferability
Except as provided in Subclause 19.3, the Buyer’s rights under this Subclause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer’s rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

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12.3	Supplier and ACS Supplier Warranties

12.3.1	Seller’s Support
Prior to delivery of the first Aircraft under the Agreement, the Seller shall obtain from all Suppliers listed in the Supplier Product Support Agreements enforceable and transferable warranties and indemnities against patent infringements for all of the components, equipment, accessories and parts of the Suppliers that are installed in an Aircraft at the time of delivery thereof (“Supplier Parts”), it being understood that the term “Supplier Parts” shall not include the Propulsion Systems, ACS Equipment, Buyer Furnished Equipment or other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements. The Seller shall also obtain enforceable and transferable Supplier service life policies from landing gear Suppliers for structural landing gear elements. In accordance with Clause 17, the Seller undertakes to supply to the Buyer such Supplier warranties, including, if applicable, warranties that the Seller has obtained for ACS Equipment pursuant to the Airbus Contracted Supplier Support Agreements and Supplier service life policies and indemnities against patent infringements substantially in the form summarized in the Supplier Product Support Agreements.

12.3.2	Supplier’s Default

12.3.2.1
In the event that any Supplier under any standard warranty or indemnity against patent infringements obtained by the Seller pursuant to Subclause 12.3.1 or Subclause 13.1 hereof defaults in the performance of any material obligation under such warranty or indemnity against patent infringements with respect to a Supplier Part, and the Buyer submits within a reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.1 or Clause 13 of the Agreement shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part except that, for obligations covered under Subclause 12.1, the shorter of (i) the Supplier’s warranty period as indicated in the Supplier Product Support Agreements and (ii) the Seller’s warranty period as indicated in Subclause 12.1.3 of the Agreement shall apply.

12.3.2.2
In the event that any Supplier under any Supplier Service Life Policy obtained by the Seller pursuant to Subclause 12.3 hereof defaults in the performance of any material obligation with respect thereto, and the Buyer submits within reasonable time to the Seller reasonable proof that such default has occurred, then Subclause 12.2 of the Agreement shall apply to the extent the same would have been applicable had such component, equipment, accessory or part been listed in Exhibit F hereto.

12.3.2.3
At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier, with respect to and arising by reason of such default and the Buyer shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

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12.3.3	ACS Supplier Warranties

12.3.2.2	ACS Supplier's Default

The Buyer hereby:

(a)	agrees and acknowledges that it shall have no right of recourse against the Seller with respect to any default by an ACS Supplier; and

(b)	waives to the fullest extent permitted by applicable law any right of recourse against the Seller (in contract and/or at law) with respect to any default by an ACS Supplier, in each case, following transfer by the Seller to the Buyer of warranties that the Seller has obtained for ACS Equipment pursuant to Airbus Contracted Suppliers Support Agreements.

12.4	Interface Commitment

12.4.1	Interface Problem
If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction (including any unexplainable occurrence), the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (an “Interface Problem”), the Seller shall, if requested by the Buyer, and without additional charge to the Buyer, except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible, provided, however, that if the Seller determines, after such due and reasonable investigation, that the Interface Problem was due to or caused by any default by the Buyer in performance of its obligations hereunder, the Buyer shall pay to the Seller all reasonable costs and expenses incurred by the Seller during such investigation. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility
If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if requested by the Buyer and following consultation

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between the Buyer and the Seller, correct the design of such Warranted Part, pursuant to the terms and conditions of Subclause 12.1.

12.4.3	Supplier’s Responsibility
If the Seller determines that the Interface Problem is primarily attributable to the design of a component, equipment, accessory or part other than a Warranted Part (“Supplier Component”), the Seller shall, if requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the manufacturer of such Supplier Component.

12.4.4	Joint Responsibility
If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Component, the Seller shall, if requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved. The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action, when reasonably accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Subclause 12.4 shall be directed both to the Seller and the affected Suppliers.

12.4.5.2	Except as specifically set forth in this Subclause 12.4, this Subclause 12.4 shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in the Agreement.

12.4.5.3
All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Subclause 12.4 shall be deemed to be delivered under the Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12 and in Subclause 22.7.

12.5	EXCLUSIVITY OF WARRANTIES AND GENERAL LIMITATIONS OF LIABILITY
THIS CLAUSE 12 (INCLUDING ITS SUBPROVISIONS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY

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KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 12 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART OR SERVICE DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

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(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)    LOSS OF PROFITS AND/OR REVENUES;

(d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 12 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 12 SHALL REMAIN IN FULL FORCE AND EFFECT.

12.6	Duplicate Remedies
The remedies provided to the Buyer under this Clause 12 as to any defect in respect of the Aircraft or any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Clause 12 for any such particular defect for which remedies are provided under this Clause 12; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Clause 12 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. The Buyer’s rights and remedies herein for the nonperformance of any obligations or liabilities of the Seller arising under these warranties shall be in monetary damages limited to the amount the Buyer expends in procuring a correction or replacement for any covered part subject to a defect or nonperformance covered by this Clause 12, and the Buyer shall not have any right to require specific performance by the Seller, except that the Buyer shall be entitled to seek specific performance of the Seller’s obligations under this Clause 12 in the event of any default by the Seller in the performance of such obligations.

12.7	Negotiated Agreement
The Buyer and the Seller agree that this Clause 12 has been the subject of discussion and negotiation and is fully understood by the parties and that the price of the Aircraft and the other mutual agreements of the parties set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the Exclusivity of Warranties and General Limitations of Liability provisions and the Duplicate Remedies provisions set forth in Subclause 12.5 and following Subclause 12.6.

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13.	PATENT INDEMNITY

13.1	Scope
Subject to the terms, conditions, limitations and restrictions (including, but not limited to, the Exclusivity of Warranties and Duplicate Remedies provisions) as hereinafter set out, and that the same are in full force and effect and have not been amended, the Seller shall indemnify the Buyer from and against any damages, costs and expenses including reasonable legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of any Aircraft) in case of any actual or alleged infringement by any Aircraft or any Warranted Part or the use thereof of:

(i)	any British, French, German, Spanish or US patent, or

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(a)
from the time of design of such Aircraft, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and is fully entitled to all benefits of Article 27 thereof, or in the alternative,

(b)
from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft is each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (known as the “Paris Convention”).

The Seller’s undertaking under this Clause 13 shall not apply to (i) Buyer Furnished Equipment or Propulsion Systems, (ii) components, accessories, equipment or parts which are not Warranted Parts or not supplied pursuant to a Supplier Product Support Agreement, or (iii) software not developed or created by the Seller.

13.2	Seller’s Action
Should the Buyer be enjoined from using any part of an Aircraft by reason of infringement of a patent covered by Subclause 13.1, the Seller shall, at its option and expense, either (i) procure for the Buyer the right to use such part free of any liability for patent infringement or (ii) as soon as possible replace such part with a noninfringing substitute otherwise complying with the requirements of this Agreement.

13.3	Seller’s Obligation
The Seller’s obligation hereunder with respect to any actual or alleged infringement is conditioned upon commencement of suit against the Buyer for infringement or the Buyer’s

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receipt of a written claim alleging infringement, and upon written notice by the Buyer to the Seller [***] after receipt by the Buyer of notice of the institution of such suit or receipt of such claim, giving particulars thereof. The Seller shall have the option but not the obligation at any time to conduct negotiations with the party or parties charging infringement and may intervene in any claim or suit commenced. Whether or not the Seller intervenes in any such claim or suit, it shall be entitled at any stage of the proceedings to assume, conduct or control the defense or settlement thereof.

The Seller’s obligation hereunder with respect to any actual or alleged infringement is also conditioned upon (i) the Buyer’s promptly furnishing to the Seller all the data, papers, records and other assistance within the control of the Buyer material to the resistance of or defense against any such charge or suits for infringement, (ii) the Buyer’s use of diligent efforts in full cooperation with the Seller to reduce royalties, damages, costs and expenses involved, (iii) the Seller’s prior approval of the Buyer’s payment, assumption or admission of any liabilities, expenses, costs or royalties for which the Seller is asked to respond and (iv) the Buyer’s not otherwise acting in a manner prejudicial to its or the Seller’s defense of the action. The Buyer also agrees to co-operate with, and render assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim.

13.4	WAIVER
The Seller’s liability hereunder shall be conditional upon the timely compliance by the Buyer with the terms of this Clause 13 and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

THE INDEMNITY PROVIDED IN THIS CLAUSE 13 AND THE OBLIGATIONS AND LIABILITIES OF THE SELLER UNDER THIS CLAUSE 13 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER INDEMNITIES, WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES ON THE PART OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE (INCLUDING WITHOUT LIMITATION ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY ARISING FROM OR WITH RESPECT TO LOSS OF USE OR REVENUE OR CONSEQUENTIAL DAMAGES), WITH RESPECT TO ANY ACTUAL OR ALLEGED PATENT OR INFRINGEMENT BY ANY AIRCRAFT, ACCESSORY, EQUIPMENT, SOFTWARE OR PART, OR THE USE OR SALE THEREOF, PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SUBCLAUSE 13.4 SHALL REMAIN IN FULL FORCE AND EFFECT. THIS PATENT INDEMNITY SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER.

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14.	TECHNICAL PUBLICATIONS

14.1	Scope
This Clause 14 covers the terms and conditions for the supply of technical data (together with any revisions thereto (the “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	Except as otherwise set forth in this Clause 14, the Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2
Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under the Agreement are outlined in Exhibits G-1 and G-2 hereto. In respect of the A350-900 Aircraft, all Technical Data shall be available on-line as set forth in Subclause 14.4. For purposes of this Agreement, Technical Data provided off-line shall relate only to the A330-900neo Aircraft.

14.2	Aircraft Identification for Technical Data

14.2.1
For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of blocks of numbers selected in the range from 0001 to 9999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different models of Aircraft are selected.

14.2.3
The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Subclause 9.1 no later than [***] before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in the Agreement.

The customized Technical Data that are affected thereby are the following:

- Aircraft Maintenance Manual,
- Illustrated Parts Catalogue,
- Trouble Shooting Manual,
- Aircraft Wiring Manual,
- Aircraft Schematics Manual, and
- Aircraft Wiring Lists.

14.3	Integration of Equipment Data

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14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery, or through Seller Service Bulletins thereafter, shall be introduced into the customized Technical Data to the extent necessary for understanding of the affected systems, at no additional charge to the Buyer.

14.3.2	Airbus Contracted Supplier Equipment
The Seller shall introduce Airbus Contracted Supplier Equipment data, for ACS Equipment that is installed on the A350-900 Aircraft by the Seller, into the customized Technical Data, [***] to the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first A350-900 Aircraft.

14.3.3	Buyer Furnished Equipment

14.3.3.1
The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft provided such BFE Data is provided in accordance with the conditions set forth in Subclauses [***] through [***].

14.3.3.2
The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf, the BFE Data to the Seller at least [***] prior to the Scheduled Delivery Month of the first Aircraft. If the Buyer does not supply such BFE Data to the Seller by such time, then the Seller shall, at no additional cost to the Buyer, incorporate such BFE Data at the first scheduled revision following [***]s after the date the BFE Data is provided.

14.3.3.3
The Buyer shall supply the BFE Data to the Seller in English and in compliance with the then applicable revision of ATA Specification 2200 (iSpec 2200), Information Standards for Aviation Maintenance or, in respect to the A350-900 Aircraft, in compliance with S1000D Specification jointly defined by the ASD (Aerospace and Defense Industries Association of Europe), AIA (Aerospace Industries Association) and ATA (Air Transport Association of America), as applicable.

14.3.3.4
The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format in which the BFE Data shall be supplied to the Seller, in order to manage the BFE Data integration process in an efficient, expeditious and economic manner.

14.3.3.5	The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.3.6	[***]

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14.4	Supply

14.4.1
In respect of the A330-900neo Aircraft, Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G-1 hereto. In respect of the A350-900 Aircraft, all Technical Data shall be made available on-line through the relevant services on the Seller’s customer portal AirbusWorld (“AirbusWorld”).

14.4.2	[***]

14.5	Delivery of off-line Technical Data

14.5.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to up to two (2) addresses as indicated by the Buyer.

14.5.2
Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce, (the “DAP – Incoterm”).

14.5.3
The Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide no less than [***] notice when requesting a change to such delivery schedule.

14.5.4
It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller [***] to the Buyer at the Buyer’s named place of destination. Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through AirbusWorld.

14.6	Revision Service
For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided [***] (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.7	Service Bulletins (SB) Incorporation
During any Revision Service Period and upon the Buyer’s request, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer notifies

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the Seller through the relevant AirbusWorld on-line service bulletin reporting application that it intends to accomplish such Seller Service Bulletin. The split effectivity for the corresponding Seller Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post-Seller Service Bulletin status shall be shown.

14.8	Technical Data Familiarization
Upon request by the Buyer, the Seller shall provide up to [***] of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.9	Customer Originated Changes
If the Buyer wishes to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data, (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

14.10	AirN@v and the Advanced Consultation Tool

14.10.1	AirN@v Family Products

14.10.1.1	In respect of the A330-900neo Aircraft, the Technical Data listed below are provided on DVD and include integrated software (hereinafter together referred to as the “AirN@v Family”).

14.10.1.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:
- AirN@v / Maintenance,
- AirN@v / Planning,
- AirN@v / Repair,
- AirN@v / Workshop,
- AirN@v / Associated Data,
- AirN@v / Engineering.

14.10.2	Advanced Consultation Tool

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14.10.2.1
In respect of the A350-900 Aircraft, some Technical Data shall be made available through several domains listed below and shall be provided on-line through an Advanced Consultation Tool, which shall include the necessary navigation software and viewer to browse the Technical Data (hereinafter together referred to as “Advanced Consultation Tool”).

14.10.2.2	The Advanced Consultation Tool encompasses the following domains:
- AirN@v / Line Maintenance,
- AirN@v / Planning,
- AirN@v / Engineering,
- AirN@v / Associated Data,

14.10.3	Further details on the Technical Data included in the products set forth in Subclauses [***] and [***] are set forth in Exhibits G-1 and G-2.

14.10.4
The licensing conditions for the use of AirN@v Family integrated software and the Advanced Consultation Tool shall be set forth in Part 1 of Exhibit I to the Agreement (the “End-User License Agreement for Airbus Software”).

14.10.5
The revision service and the license to use AirN@v Family products and the Advanced Consultation Tool shall be granted free of charge for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the Advanced Consultation Tool and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.11	On-Line Technical Data

14.11.1
All Technical Data set forth in Exhibit G-2 and the Technical Data set forth in Exhibit G-1, which is provided on-line, shall be made available to the Buyer through AirbusWorld, access to which shall be subject to the AirbusWorld GTC.

14.11.2	Such provision shall be [***] for the duration of the corresponding Revision Service Period.

14.11.3
The list of the Technical Data provided on-line may be extended from time to time. For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data. Should the Seller elect to proceed with such format suppression and should the Buyer be interested in participating in the associated pilot phase, the Seller shall invite the Buyer to take part in said pilot phase.

14.11.4	Access to AirbusWorld shall be granted [***] of the Buyer’s users (including [***] Buyer’s Administrators) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

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14.11.5	For the avoidance of doubt, Technical Data accessed through AirbusWorld - which access shall be covered by the AirbusWorld GTC – shall remain subject to the conditions of this Clause 14.

14.11.6	Should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of the End-User License Agreement for Airbus Software.

14.12	Waiver, Release and Renunciation
The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain a non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Subclause 14.9.

THIS CLAUSE 14 SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS AGREEMENT OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY TECHNICAL DATA OR SERVICES DELIVERED BY THE SELLER UNDER THIS AGREEMENT.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS CLAUSE 14 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE GOODS AND SERVICES SUPPLIED UNDER THIS AGREEMENT. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICE DELIVERED BY THE SELLER UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

(1)	ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)	ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

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(3)	ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)
ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)	ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

(7)	ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)	LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(b)	LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THIS AGREEMENT;

(c)	LOSS OF PROFITS AND/OR REVENUES;

(d)	ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.
THE WARRANTIES AND SERVICE LIFE POLICY PROVIDED BY THIS AGREEMENT SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT SIGNED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS CLAUSE 14 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS CLAUSE 14 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSE OF THIS SUBCLAUSE 14.11, “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ITS AFFILIATES AND SUPPLIERS.

14.13	Proprietary Rights

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14.13.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.
These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.13.2
Whenever the Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as any express or implicit approval whatsoever of the Buyer or of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.14	Performance Engineer’s Program

14.14.1
In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under the Agreement. Such PEP is composed of software components and databases and its use is subject to the license conditions set forth in to the conditions of the End-User License Agreement for Airbus Software.

14.14.2	Use of the PEP shall be [***] to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended [***].

14.14.3	The license to use the PEP and the revision service shall be provided [***] for the duration of the corresponding Revision Service Period as set forth in Subclause 14.5.

14.14.4	At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.15	Future Developments

14.15.1	The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

14.15.2
The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller. [***]

14.16	Confidentiality

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14.16.1
This Clause 14, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or pursuant to any government or legal requirement imposed upon the Buyer.

14.16.2
Should the Buyer wish (i) to disclose this Clause 14 and/or any Technical Data and/or the Software Services to a Third Party or (ii) specifically, if the Buyer intends to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), then the Buyer shall request the Seller’s written authorization to disclose such data.

14.16.3
The Buyer hereby undertakes to cause such Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Clause, Technical Data or Software Services and shall cause such Third Party to (i) enter into a confidentiality agreement, inclusive of appropriate licensing conditions, with the Seller, and (ii) commit to use the Technical Data solely for the purpose of maintaining the Buyer’s Aircraft, and the Software Services exclusively for processing the Buyer’s data.

14.17	Transferability
Without prejudice to Subclause 19.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, such consent not to be unreasonably withheld and to be without economic cost to the Buyer or the Buyer’s assignee.

Any transfer in violation of this Subclause 14.17 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

15.	FIELD ASSISTANCE
The Seller shall provide [***] to the Buyer the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1
In addition to the services of Seller customer support representative(s) (each a “Seller Representative”), provided by the Seller in prior agreement between the Seller and the Buyer, the Seller shall provide [***] to the Buyer [***] of exclusive services of a Seller Representative(s) at the Buyer’s main base or such other locations as the parties may agree at Delivery of the first Aircraft.

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15.1.2
In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

15.1.3	The Seller shall cause similar services to be provided by representatives of the Propulsion System Manufacturer and Suppliers, when necessary and applicable.

15.2	Buyer’s Support

15.2.1
From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide [***] a suitable lockable office, conveniently located with respect to the Buyer’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by [***].

15.2.2	[***]

15.2.3	INTENTIONALLY LEFT BLANK

15.2.4	Should the Buyer request any Seller Representative referred to in Subclause 15.1 above to travel on business to a city other than his usual place of assignment, [***].

15.2.5
The Buyer shall assist the Seller in obtaining from the civil authorities of the Buyer’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Subclause 15.1.

15.2.6	INTENTIONALLY LEFT BLANK

15.2.7	In the event that the Buyer elects to relocate one of the Seller Representatives on a temporary basis, [***]. [***]

15.3	Withdrawal of the Seller Representative
The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

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16.	TRAINING

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided free of charge under the Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held no later than [***].

16.2	Training Location

16.2.1
The Seller shall provide training at an affiliated training center in Miami, U.S.A. or such other of its training centers as agreed upon by the Seller and the Buyer (individually a “Seller’s Training Center” and collectively, the “Seller’s Training Centers”).

16.2.2
If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer is provided with such training at another location designated by the Seller.

16.2.3
Upon the Buyer’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Subclauses 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.4
If the Buyer requests training at a location as indicated in Subclause 16.2.3 and requires such training to be an Airbus approved course, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Subclause 16.2.3 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1
Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

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All training requests or training course changes made outside of the frame of the Training Conference shall be submitted by the Buyer with a minimum of[***].

16.3.2	The following terms and conditions shall apply to training performed by the Seller:

(i)
Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft.

(ii)
The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)
Training data and documentation for trainees receiving the training at the Seller’s Training Centers shall be [***]. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

16.3.3
When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Subclause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4	[***]:

(i)	[***];

(ii)	[***];

(iii)	[***].
[***]

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[***]

[***] shall be submitted by the Buyer with a minimum of [***] prior notice. The requested training shall be subject to the Seller’s then existing planning constraints.

16.3.5	Rescheduling and Cancellation

16.3.5.1	Should the Buyer use none or only part of the training to be provided pursuant to this Clause 16, [***].

16.3.5.2
Should the Buyer decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of at least [***] prior to the relevant training course start date is required. Any later cancellation or change, when courses cannot be allocated to other customers, shall be deducted from the training allowances defined herein or shall be charged to the Buyer, as applicable.

16.3.5.3
If the notification occurs less than [***] prior to such training, when courses cannot be allocated to other customers, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price, provided that the courses cannot be allocated to other customers.

16.3.5.4
If the notification occurs less than [***] prior to such training, when courses cannot be allocated to other customers, a cancellation fee corresponding to [***] of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price. provided that the courses cannot be allocated to other customers.

16.3.5.5	All courses exchanged under Subclause 16.3.4 shall remain subject to the provisions of this Subclause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

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16.4.5	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.6	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.
The Buyer shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than [***] before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense.

16.4.7
If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee shall be withdrawn from the program or, upon the Buyer’s request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, through any other required additional training, which shall be at the Buyer’s expense.

16.4.8	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s trainees shall be borne by the Buyer.

16.5.1.2	Notwithstanding the above, when training is done at the Seller’s affiliated training center in Miami, U.S.A, [***].

16.5.1.3
It shall be the responsibility of the Buyer to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Subclauses 16.3.5.1 thru 16.3.5.4.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Subclause 16.2.2, [***].

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16.5.2.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, [***].

16.5.2.3	Living Expenses
Except as provided for in Subclause 16.5.2.1 above, [***].

[***]

16.5.2.4	Air Travel
[***]

16.5.2.5	Buyer’s Indemnity
[***], the Seller shall not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Subclause 16.5.2 [***].

16.5.3	Training Material and Equipment Availability - Training at External Location
Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer [***] in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer request the performance of a course at another location as per Subclause 16.2.3, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. [***]

16.6	Flight Operations Training
The Seller shall provide training for the Buyer’s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Subclause 16.6.

16.6.1	Flight Crew Training Course
The Seller shall perform a flight crew training course program for the Buyer’s flight crews, each of which shall consist of [***], who shall be either captain(s) or first officer(s).

16.6.2	Flight Crew Line Initial Operating Experience
In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s) as set forth in Appendix A to this Clause 16.

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Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, [***].

It is hereby understood by the parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.3	Type Specific Cabin Crew Training Course
The Seller shall provide type specific training for cabin crews, at one of the locations defined in Subclause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than [***] before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.4	Training on Aircraft
During any and all flights performed in accordance with this Subclause 16.6, the Buyer shall [***].

The Buyer shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses
The Seller shall provide performance/operations training for the Buyer’s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

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The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft
Notwithstanding Subclause 16.8.1 above, upon the Buyer’s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, shall be [***].

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion System Manufacturer Training
Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion System Manufacturer on their respective products.

16.10	Proprietary Rights
All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality
The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

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In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under the Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability
Without prejudice to Subclause 19, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent.

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APPENDIX A TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered Aircraft, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided [***] under the Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller within a period starting [***].

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course)
The Seller shall provide flight crew training (standard transition course) [***].

1.2	Flight Crew Line Initial Operating Experience
The Seller shall provide to the Buyer pilot Instructor(s) [***].
Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot Instructors present at any one time shall be limited to [***] pilot Instructors.

1.3	Type Specific Cabin Crew Training Course
The Seller shall provide to the Buyer [***] type specific training for cabin crews for [***].

1.4	Airbus Training Credits
[***]

1.5	Airbus Simulator and APT Trainer Availability
[***]

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2.	PERFORMANCE / OPERATIONS COURSE(S)
The Seller shall provide to the Buyer [***] of performance / operations training [***] for the Buyer’s personnel.

3.	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer [***] of maintenance training [***] for the Buyer’s personnel which may be used for any maintenance course in the Seller’s Customer Services Catalogue.

3.2	The Seller shall provide to the Buyer [***].

4.	TRAINEE DAYS ACCOUNTING
Trainee days are counted as follows:

4.1
For instruction at the Seller’s Training Centers: [***]. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: [***] Seller Instructor equals the actual number of trainees attending the course or a [***] trainee days, [***].

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), [***].

4.4	For practical training, whether on training devices or on aircraft, [***] trainee days.

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17.	SUPPLIER AND ACS SUPPLIERS PRODUCT SUPPORT

17.1	Supplier Product Support Agreements

17.1.1
The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts listed in the Specification, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as one or more commercial airlines anywhere in the world operate Airbus aircraft.

17.1.2
These agreements are based on the “World Airlines Suppliers Guide” and include Supplier commitments as contained in the “Supplier Product Support Agreements” and are made available to the Buyer through the SPSA Application, which include the following provisions:

17.1.2.1
Technical Data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such Technical Data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;
Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance
The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if requested in writing by the Buyer, jointly take remedial action with the Buyer.

17.3	Supplier Part Repair Stations
The Seller has developed with the Suppliers a comprehensive network of repair stations in the United States of America and Canada for those Supplier Parts originating from outside

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these countries. As a result, most Supplier Parts are repairable in the United States and Canada. The repair stations in the network are listed in the AOG and Repair Guide.

Supplier Parts that have to be forwarded to a repair station for repair shall be sent back to the Buyer with proper tagging as required by the FAA.

17.4	ACS Suppliers Support Agreements

17.4.1
The Seller has obtained enforceable and transferable product support agreements from ACS Suppliers of ACS Equipment, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as one or more commercial airlines anywhere in the world operate Airbus aircraft.

17.4.2
These agreements are based on the "World Airlines Suppliers Guide", are made available to the Buyer through the SPSA Application, and include ACS Supplier commitments contained in the “Airbus Contracted Suppliers Support Agreements”. Such commitments shall be substantially the same as those included in the Supplier Product Support Agreements, and detailed in Subclause 17.1.2, except that guarantees, if any, shall be negotiated and agreed directly between the Buyer and the corresponding ACS Supplier.

17.4.3	ACS Supplier Compliance

17.4.4
The Seller shall monitor ACS Suppliers’ compliance with support commitments defined in the Airbus Contracted Suppliers Support Agreements and shall provide assistance to the Buyer as may reasonably be required.

17.5
Nothing in this Subclause 17.4 shall be construed to prevent or limit the Buyer from entering into direct negotiations with a Supplier or an ACS Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts or ACS Equipment selected by the Buyer to be installed on the Aircraft.

17.6	Familiarization Training
Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements and Airbus Contracted Suppliers Support Agreements familiarization training [***] to the Buyer, at the Seller’s facilities in Blagnac, France.

An on-line training module shall be further available [***] to the Buyer, through AirbusWorld.

Both the Supplier Product Support Agreements and the Airbus Contracted Suppliers Support Agreements may be accessed through the SPSA Application.

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For the avoidance of doubt, the use of the term “SPSA” with respect to ACS Suppliers or ACS Equipment shall solely be a reference to such SPSA Application and shall not be construed to imply that such ACS Suppliers or ACS Equipment are the subject of the Supplier Product Support Agreements for the purposes of Subclause 17.4 above.

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18.	BUYER FURNISHED EQUIPMENT AND ACS EQUIPMENT

18.1	Buyer Furnished Equipment

18.1.1	Administration

18.1.1.1
In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that (i) in respect of the A330-900neo Aircraft, the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected and (ii) in respect of the A350-900 Aircraft, the Supplier of BFE is an Airbus Contracted Supplier.

18.1.1.2
Notwithstanding the foregoing and without prejudice to Subclause 2.1.3, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog (applicable to the A330-900neo but not the A350-900 Aircraft), the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, [***]. In addition, it is a prerequisite to such approval that the considered supplier is qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. [***] The Buyer shall cause any BFE supplier approved under this Subclause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Subclause 18.1.2.

Except for the specific purposes of this Subclause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.1.3
The Seller shall advise the Buyer of the dates, [***], by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates requested by the Seller, [***]. In respect of the A350-900 Aircraft, both the BFE Supplier Data and BFE Engineering Definition shall be furnished by the Buyer or the selected BFE Supplier, by the dates specified through the Customization Milestone Chart as set forth in Subclause 2.2.3.2. Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

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18.1.1.4
The Seller shall also provide [***] to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

Notwithstanding the foregoing, in respect of BFE IFE equipment to be integrated into BFE Premium Class Seats on A350-900 Aircraft, the Buyer shall provide, or cause the BFE Premium Class Seat Supplier to provide to the BFE IFE equipment Supplier a schedule of dates and shipping addresses for delivery of the IFE equipment. In addition, where requested by the BFE Premium Class Seat Supplier, the IFE Supplier shall provide the former with additional spare IFE equipment to permit installation of the IFE equipment into the BFE Premium Class Seats in accordance with the BFE Premium Class Seat contractual delivery schedule. For BFE Premium Class Seats, the Buyer hereby warrants that each unit shall be delivered fully tested and ready for installation.
The Buyer shall also provide, when requested by the Seller, at the Airbus Operations S.A.S. facility in Toulouse, France, and/or the Airbus Operations GmbH Division Hamburger Flugzeugbau facility in Hamburg, Germany, adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.1.5
Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

Specifically for the A350-900 Aircraft, prior to CDF, the Seller shall organize, when relevant, an ITCM between the Seller, the Buyer and BFE Suppliers at the A350XWB Customer Definition Center in Hamburg, Germany. During such ITCM, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.
In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

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(i)	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfill its obligations, including but not limited to those set forth in the Customization Milestone Chart;

(ii)	to place BFE purchase orders in a timely manner in order to ensure delivery of the corresponding BFE in accordance with the dates provided as per Subclause 18.1.1.4.

(iii)
that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

(iv)
for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE for the A330-900neo Aircraft”), and for BFE Premium Class Seats, BFE IFE, and major BFE for A350-900 Aircraft, to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

(a)	Preliminary Design Review (“PDR”),

(b)	Critical Design Review (“CDR”);

(v)
to attend the First Article Inspection (“FAI”) for the A330-900neo Aircraft for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

(vi)
to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE for the A330-900neo Aircraft; and for each shipset of all BFE Premium Class seats and when applicable BFE IFE and major BFE of the A350-900 Aircraft. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.1.6
The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, [***], to the following shipping addresses:

Airbus Operations S.A.S.

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316 Route de Bayonne
31300 Toulouse
France

or

Airbus Operations GmbH
Kreetslag 10
21129 Hamburg
Germany

or such other location as may be specified by the Seller.

18.1.2	Applicable Requirements
The Buyer is responsible for ensuring, at its expense, and warrants that the BFE shall:

(i)	be manufactured and supplied by a qualified BFE Supplier, and
(ii)    meet the requirements of the applicable Specification of the Aircraft, and

(iii)	be, in respect of the A350-900 Aircraft only, and in the case of BFE Premium Class Seats and IFE equipment, supplied by a qualified ACS Supplier, and

(iv)	be delivered with the relevant certification documentation, including but not limited to the DDP, and

(v)	comply with the BFE Engineering Definition, and

(vi)	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

(vii)
be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

(viii)	not infringe any patent, copyright or other intellectual property right of the Seller any third party, and

(ix)	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.
The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

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18.2	Airbus Contracted Supplier Equipment

18.2.1.1	Administration
In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being ACS Equipment, provided that the ACS Equipment and the corresponding ACS Supplier of such ACS Equipment are referred to in the then applicable A350XWB Family Aircraft Description Document.

18.2.1.2	ACS Selection

18.2.1.2.1
The Buyer shall select ACS Equipment and all associated features out of the options proposed by the Seller in the A350XWB Family ADD applicable at the time of customization. The definition of the selected ACS Equipment and its features shall be frozen prior to the TCM.

18.2.1.2.2	With respect to ACS Seats, it is hereby agreed that any IFE equipment to be incorporated into such ACS Seats shall be exclusively ACS Catalogue Items.

18.2.1.3	Meetings with ACS Suppliers
The Seller shall be entitled to request the participation of the Buyer in meetings with ACS Suppliers, subject to reasonable prior notice.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1.1	Any delay or failure by the Buyer or the BFE Suppliers in:

(i)	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Subclauses 18.1.1.3 or 18.1.1.4, as applicable, or

(ii)	furnishing the BFE in a serviceable condition at the requested delivery date, or

(iii)	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations, may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which shall cause the Final Price of the affected Aircraft to be adjusted in accordance with the updated delivery schedule

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and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, [***].

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1.1 above, the Seller may:

(i)	select, purchase and install equipment similar to the BFE at issue, in which event the Final Price of the affected Aircraft shall [***]
or

(ii)	if the BFE is delayed by more than [***].

18.3.3	Title and Risk of Loss
Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.3.4	Disposition of BFE Following Termination

18.3.4.1
If a termination of the Agreement pursuant to the provisions of Clause 21 occurs [***] with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, [***].

18.3.4.2	[***]

18.3.4.3
The Seller shall notify the Buyer as to those items of BFE [***]. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.3.4.4
The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft, provided that the Seller shall use reasonable care in such removal.

18.3.4.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft [***].

19.	ASSIGNMENT

19.1	Successors and Assigns
Subject to the provisions of this Clause 19, the Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto. This Agreement and/or

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the rights of either party hereunder shall not be assigned or transferred in any manner whatsoever, in whole or in part, by either party without the prior written consent of the other party, such consent not to be unreasonably withheld by the Seller in the case of any assignment by the Buyer of its rights hereunder to one or more institutions providing financing for the purchase of particular Aircraft by the Buyer hereunder with respect to such Aircraft and to the extent reasonably required to effect such financing, so long as the duties and obligations of the Seller hereunder are not changed and the Buyer remains primarily and directly liable for all obligations of the “Buyer” hereunder. [***]

Notwithstanding anything herein to the contrary, the Seller may at any time without the Buyer’s consent, assign any of its rights to receive money and any of its duties to effect the sale and delivery of any Aircraft or any of its responsibilities, duties or obligations to perform any other obligations hereunder to any Affiliate of the Seller, provided that the Seller shall remain liable for such responsibilities, duties and obligations.

19.2	Seller’s Designations
The Seller may at any time by notice to the Buyer designate particular facilities or particular personnel of the Seller or any Affiliate of the Seller at which or by whom the services to be performed under the Agreement shall be performed. The Seller may also designate any Affiliate of the Seller as the party responsible on behalf of the Seller for providing to the Buyer all or any of the services described in the Agreement. No such designation shall amend or modify, and the Seller shall remain fully obligated to perform, all of the obligations of the Seller in the Agreement.

19.3	Assignment in Case of Resale or Lease
In the event of the resale or lease of any Aircraft by the Buyer following delivery thereof to the Buyer, and subject to the delivery to the Seller of reasonable financial guarantees and protections and other terms as the Seller may reasonably require, the Buyer’s rights with respect to such Aircraft solely under Clauses 12, 13 and 17 and this Subclause 19.3 of the Agreement, shall inure to the benefit of such purchaser or lessee, as the case may be. The Buyer shall furnish to the Seller a true copy of such agreement with such purchaser or lessor, clearly stating that such purchaser or lessor acknowledges that it is bound by and shall comply with all applicable terms, conditions and limitations of the Agreement. No assignment under this Subclause 19.3 shall be deemed to increase the Seller’s obligations.

19.4	[***]
[***]

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20.	INDEMNITIES AND INSURANCE
The Seller and the Buyer will each be liable for Losses (as defined below) arising from the acts or omissions of their respective directors, officers, agents or employees occurring during or incidental to such party’s exercise of its rights and performance of its obligations under this Agreement, except as provided in Subclauses 20.1 and 20.2.

20.1	Seller’s Indemnities
The Seller will, except in the case of gross negligence or willful misconduct of the Buyer, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Buyer, its Affiliates and each of their respective directors, officers, agents, employees and insurers harmless against all losses, liabilities, claims, damages, costs and expenses, including court costs and reasonable attorneys’ fees (“Losses”), arising from:

(a)
claims for injuries to, or death of, the Seller’s directors, officers, agents or employees, or loss of, or damage to, property of the Seller or its employees when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)	claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to the Technical Acceptance Flights.

20.2	Buyer’s Indemnities
The Buyer will, except in the case of gross negligence or willful misconduct of the Seller, its directors, officers, agents and/or employees, be solely liable for and will indemnify and hold the Seller, its Affiliates, its subcontractors, and each of their respective directors, officers, agents, employees and insurers, harmless against all Losses arising from:

(a)
claims for injuries to, or death of, the Buyer’s directors, officers, agents or employees, or loss of, or damage to, property of the Buyer or its employees, when such Losses occur during or are incidental to either party’s exercise of any right or performance of any obligation under this Agreement, and

(b)
claims for injuries to, or death of, third parties, or loss of, or damage to, property of third parties, occurring during or incidental to (i) the provision of Seller Representatives services under Clause 15 including services performed on board the aircraft or (ii) the provision of Aircraft Training Services to the Buyer.

20.3	Notice and Defense of Claims

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If any claim is made or suit is brought against a party or entity entitled to indemnification under this Clause 20 (the “Indemnitee”) for damages for which liability has been assumed by the other party under this Clause 20 (the “Indemnitor”), the Indemnitee will promptly give notice to the Indemnitor and the Indemnitor (unless otherwise requested by the Indemnitee) will assume and conduct the defense, or settlement, of such claim or suit, as the Indemnitor will deem prudent. Notice of the claim or suit will be accompanied by all information pertinent to the matter as is reasonably available to the Indemnitee and will be followed by such cooperation by the Indemnitee as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

20.4	Insurance

For all Aircraft Training Services, to the extent of the Buyer’s undertaking set forth in Subclause 20.2, the Buyer will:

(a)
cause the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents and employees to be named as additional insured under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils (such insurance to include the AVN 52E Extended Coverage Endorsement Aviation Liabilities or any further Endorsement replacing AVN 52E as may be available as well as any excess coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance), and

(b)
with respect to the Buyer’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s hull insurance policies to waive all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers.

Any applicable deductible will be borne by the Buyer. The Buyer will furnish to the Seller, not less than [***], certificates of insurance, in English, evidencing the limits of liability cover and period of insurance coverage in a form acceptable to the Seller from the Buyer’s insurance broker(s), certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s policies are primary and non-contributory to any insurance maintained by the Seller,

(ii)
such insurance can only be cancelled or materially altered by the giving of not less than [***] or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller, and

(iii)
under any such cover, all rights of subrogation against the Seller, its Affiliates, its subcontractors and each of their respective directors, officers, agents, employees and insurers have been waived.

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21.	TERMINATION

21.1	Termination Events
Each of the following will constitute a “Termination Event”

(1)
The Buyer or any of its Affiliates commences in any jurisdiction any case, proceeding or other action with respect to the Buyer or any of its Affiliates or their properties relating to bankruptcy, insolvency, reorganization, winding-up, liquidation, dissolution or other relief from, or with respect to, or readjustment of, its debts or obligations.

(2)
An action is commenced in any jurisdiction seeking the appointment of a receiver, trustee, custodian or other similar official for the Buyer or any of its respective Affiliates or for all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [***], or the Buyer or any of its Affiliates makes a general assignment for the benefit of its creditors.

(3)
An action is commenced in any jurisdiction against the Buyer or any of its respective Affiliates seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of their respective assets, and such action remains unstayed, undismissed or undischarged for [***].

(4)	The Buyer or any of its Affiliates becomes the object, in any jurisdiction, of a case, proceeding or action similar or analogous to any of the events mentioned in Subclause 21.1(1), (2) or (3).

(5)	The Buyer or any of its Affiliates is generally not able, or is expected to be unable to, or will admit in writing its inability to, pay its debts as they become due.

(6)
The Buyer or any of its Affiliates commences negotiations with significant creditors, existing or potential, either with the intention of restructuring all or a substantial part of all of its outstanding obligations or in preparation for a bankruptcy filing under the U.S. Bankruptcy Code.

(7)
The Buyer or any of its Affiliates fails to make (i) any payment required to be made under this Agreement or any other material agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates when such payment is due, (ii) any Predelivery Payment required to be made under this Agreement when such payment is due, (iii) payment of all or part of the Final Price of any Aircraft required to be made under this Agreement; (iv) any payment to a Lessor with respect to any Leased Aircraft.

(8)	The Buyer repudiates, cancels or terminates this Agreement in whole or in part.

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(9)	The Buyer defaults in its obligation to take delivery of an Aircraft as provided in the Agreement.

(10)
The Buyer or any of its Affiliates defaults in the observance or performance of any other covenant, undertaking or obligation contained in this Agreement or any other material agreement between the Buyer or its Affiliates, on the one hand, and the Seller or its Affiliates on the other hand, provided that, if such breach or default is capable of being cured and such breach or default is not cured within any specified cure period.

(11)	Any other event that the parties agree in writing constitutes a Termination Event.

21.2	Remedies in Event of Termination

21.2.1	If a Termination Event occurs, the Buyer will be in material breach of this Agreement, and the Seller can elect any of the following remedies under the applicable law:

(A)	[***];

(B)	[***];

(C)	[***]; and/or

(D)	[***]

21.2.2	In the event Seller elects a remedy under any of Subclauses 21.2.1(A), (B) or (C), above:

(A)	[***];

(B)	[***]; and

(C)	[***]

21.2.3	If the Seller elects a Termination under Subclause 21.2.1(D) above:

(A)	[***]:

(i)	[***];

(ii)	[***];

(iii)	[***];

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(iv)	[***];

(v)	[***];

(vi)	[***]; and

(vii)	[***]

(B)	[***]

21.2.4	The parties to this Agreement are commercially sophisticated parties acting within the same industry, and represented by competent counsel and the parties expressly agree and declare as follows:

(A)	[***];

(B)	[***]; and

(C)	[***].

21.3	Definitions
For purposes of this Clause 21, the terms “Affected Aircraft”, “Applicable Date” and “Escalated Price” are defined as follows:

(i)	“Affected Aircraft” – any or all Aircraft with respect to which the Seller has cancelled or terminated this Agreement pursuant to Subclause 21.2.1(D),

(ii)	“Applicable Date” – for any Affected Aircraft, the date the Seller issues the notice [***] pursuant to Subclause 21.2.3(B).

(iii)	“[***]” - will have the same meaning as the “Final Contract Price” of the Aircraft as that term is defined in Subclauses 3.1.4 and 3.2.4, [***].

21.4	Notice of Termination Event
Within [***] of becoming aware of the occurrence of a Termination Event by the Buyer, the Buyer will notify the Seller of such occurrence in writing, provided, that any failure by the Buyer to notify the Seller will not prejudice the Seller’s rights or remedies hereunder.

21.5	Information Covenants

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The Buyer hereby covenants and agrees that, from the date of this Agreement until no further Aircraft are to be delivered hereunder, the Buyer will furnish or cause to be furnished to the Seller the following:

a.    Annual Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such annual statements to the Securities and Exchange Commission or successor thereto (the “SEC”) (i) a copy of the SEC Form 10-K filed by the Buyer with the SEC for such fiscal year, or, if no such Form 10-K was filed by the Buyer for such a fiscal year, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such fiscal year and the related consolidated statements of operations, of common stockholders’ equity (deficit) (in the case of the Buyer and its Subsidiaries) and of cash flows for such fiscal year, setting forth comparative consolidated figures as of the end of and for the preceding fiscal year, and examined by any firm of independent public accountants of recognized standing selected by the Buyer and reasonably acceptable to the Seller, whose opinion will not be qualified as to the scope of audit or as to the status of the Buyer as a going concern, and (ii) a certificate of such accounting firm stating that its audit of the business of the Buyer was conducted in accordance with generally accepted auditing standards.

b.    Quarterly Financial Statements. As soon as available and in any event no later than the date that the Buyer furnishes such quarterly statements to the Securities and Exchange Commission or successor thereto, a copy of the SEC Form 10-Q filed by the Buyer with the SEC for such quarterly period, or, if no such Form 10-Q was filed by the Buyer with respect to any such quarterly period, the consolidated balance sheet of the Buyer and its Subsidiaries, as at the end of such quarterly period and the related consolidated statements of operations for such quarterly period and for the elapsed portion of the fiscal year ended with the last day of such quarterly period and in each case setting forth comparative consolidated figures as of the end of and for the related periods in the prior fiscal year, all of which will be certified by an Authorized Officer of the Buyer, subject to changes resulting from audit and normal year-end audit adjustments.

c.    Debt Rescheduling. (i) Promptly upon the Buyer commencing negotiations with one or more of its significant creditors with a view to general readjustment or rescheduling of all or any material part of its indebtedness under circumstances in which a reasonable business person, in the exercise of prudent business judgment, would conclude that the Buyer would otherwise not be able to pay such indebtedness as it falls due, notice of commencement of such negotiations, and (ii) thereafter timely advice of the progress of such negotiations until such negotiations are terminated or completed.

d.    Acceleration of other indebtedness. Immediately upon knowledge by the Buyer that the holder of any bond, debenture, promissory note or any similar evidence of indebtedness of the Buyer or Affiliate thereof (“Other Indebtedness”) has demanded payment, given notice or exercised its right to a remedy having the effect of acceleration with respect to a claimed event of default under any Other Indebtedness, where the impact of the acceleration

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is likely to have a material adverse effect on the Buyer’s ability to perform its obligations under or in connection with the transactions contemplated by this Agreement, notice of the demand made, notice given or action taken by such holder and the nature and status of the claimed event of default and what the action the Buyer is taking with respect thereto.

e.    Other Information. Promptly upon transmission thereof, copies of any filings and registrations with, and reports to, the SEC by the Buyer or any of its Subsidiaries, and, with reasonable promptness, such other information or documents (financial or otherwise) as the Seller may reasonably request from time to time.

For the purposes of this Clause 21, (x) an "Authorized Officer" of the Buyer will mean the Chief Executive Officer, the Chief Financial Officer or any Vice President and above who reports directly or indirectly to the Chief Financial Officer and (y) "Subsidiaries" will mean, as of any date of determination, those companies owned by the Buyer whose financial results the Buyer is required to include in its statements of consolidated operations and consolidated balance sheets.

21.6
Nothing contained in this Clause 21 will be deemed to waive or limit the Seller’s rights or ability to request adequate assurance under Article 2, Section 609 of the Uniform Commercial Code (the “UCC”). It is further understood that any commitment of the Seller or the Propulsion Systems manufacturer to provide financing to the Buyer will not constitute adequate assurance under Article 2, Section 609 of the UCC.

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22.	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval
On the Seller’s reasonable request, the Buyer shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the safety, availability and efficient and cost effective operations of the Airbus fleet worldwide.

22.2	Notices
All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to a responsible officer of the party to whom the same is given or by commercial courier, certified air mail (return receipt requested), facsimile to be confirmed by subsequent registered mail at the addresses set forth below. The date upon which any such notice or request is so personally delivered, or if such notice or request is given by commercial courier, certified air mail, facsimile or other electronic transmission, the date upon which sent, shall be deemed to be the effective date of such notice or request.

The Seller shall be addressed at:

Airbus S.A.S.
Attention: Senior Vice President Contracts
2, rond-point Maurice Bellonte
31707 Blagnac Cedex
France
Facsimile: 33 (05) 61 93 47 27

The Buyer shall be addressed at:

Delta Air Lines, Inc.
1030 Delta Boulevard, Dept. 923
Atlanta, Georgia 30354-1989
Attention: Vice President – Fleet Strategy and Transactions
Facsimile: (404) 715-2854

With a copy to:

Delta Air Lines, Inc.
1030 Delta Boulevard, Dept. 971
Atlanta, Georgia 30354-1989
Attention: General Counsel

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Facsimile: (404) 715-7882

From time to time, the party receiving the notice or request may designate another address or another person.

22.3	Waiver
The failure of either party to enforce at any time any of the provisions of the Agreement, to exercise any right herein provided or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of the Agreement or any part hereof or the right of the other party thereafter to enforce each and every such provision. The express waiver by either party of any provision, condition or requirement of the Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	INTENTIONALLY LEFT BLANK

22.5	Certain Representations of the Parties

22.5.1	Buyer's Representations
The Buyer represents and warrants to the Seller:

(i)
the Buyer is a corporation organized and existing in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Agreement;

(ii)
neither the execution and delivery by the Buyer of this Agreement, nor the consummation of any of the transactions by the Buyer contemplated thereby, nor the performance by the Buyer of the obligations thereunder, constitutes a breach of any agreement to which the Buyer is a party or by which its assets are bound; and

(iii)
this Agreement has been duly authorized, executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer enforceable against the Buyer in accordance with its terms.

22.5.2	Seller's Representations
The Seller represents and warrants to the Buyer:

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(i)	the Seller is organized and existing in good standing under the laws of the Republic of France and has the corporate power and authority to enter into and perform its obligations under the Agreement;

(ii)
neither the execution and delivery by the Seller of this Agreement, nor the consummation of any of the transactions by the Seller contemplated thereby, nor the performance by the Seller of the obligations thereunder, constitutes a breach of any agreement to which the Seller is a party or by which its assets are bound; and

(iii)
this Agreement has been duly authorized, executed and delivered by the Seller and constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms.

22.6	INTERPRETATION AND LAW

22.6.1
THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Seller and the Buyer (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Agreement, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Agreement or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

THE PARTIES HEREBY ALSO AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS TRANSACTION.

22.6.2
The Buyer for itself and its successors and assigns hereby designates and appoints the Secretary of the Buyer duly elected from time to time as its legal agent and attorney-in-fact upon whom all processes against the Buyer in any suit, action or proceeding in respect of any matter as to which it has submitted to jurisdiction under Subclause 22.6 may be served with the same effect as if the Buyer were a corporation organized under the laws of the State

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of New York and had lawfully been served with such process in such state, it being understood that such designation and appointments shall become effective without further action on the part of its Secretary.

22.6.3
The assumption in Subclause 22.6.1 made for the purpose of effecting the service of process shall not affect any assertion of diversity by either party hereto initiating a proceeding in the New York Federal Courts or seeking transfer to the New York Federal Courts on the basis of diversity.

22.6.4
Service of process in any suit, action or proceeding in respect of any matter as to which the Seller or the Buyer has submitted to jurisdiction under Subclause 22.6.1 may be made on the Seller by delivery of the same personally or by dispatching the same via Federal Express, UPS, or similar international air courier service prepaid to: CT Corporation, New York City offices as agent for the Seller, it being agreed that service upon CT Corporation shall constitute valid service upon the Seller or by any other method authorized by the laws of the State of New York, and (ii) may be made on the Buyer by delivery of the same personally or by dispatching the same by Federal Express, UPS, or similar international air courier service prepaid, return receipt requested to: Corporation Service Company, 80 State Street, Albany, New York 12207-2543, or by any other method authorized by the laws of the State of New York; provided in each case that failure to deliver or mail such copy shall not affect the validity or effectiveness of the service of process.

22.7	Confidentiality
Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose shall include their employees, agents and advisors) shall maintain the terms and conditions of the Agreement and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer shall use reasonable efforts to limit the disclosure of the contents of the Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and shall make such applications as shall be necessary to implement the foregoing. The Seller agrees to provide to the Buyer, no less than fifteen (15) Business Days prior to the date by which the Buyer is required to make any such filing, provided however that the Buyer shall have given the Seller a minimum of thirty (30) days notice, a redacted version of the Agreement. The Buyer agrees to use such redacted version for filing of the Agreement with the Securities and Exchange Commission, and the Buyer’s filing shall include a request for confidential treatment of the Agreement. The Buyer and the Seller shall consult with each other prior to the making of any public disclosure or filing, permitted hereunder, of the Agreement or the terms and conditions thereof. The provisions of this Subclause 22.7 shall survive any termination of the Agreement.

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22.8	[***]
[***]

22.9	Severability
In the event that any provision of the Agreement should for any reason be held to be without effect, the remainder of the Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of the Agreement prohibited or unenforceable in any respect.

22.10	Alterations to Contract
This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written. This Agreement shall not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by both parties or by their fully authorized representatives.

22.11	Inconsistencies
In the event of any inconsistency between the terms of the Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit attached to the Agreement, in each such case the terms of such Specification or Exhibit shall prevail over the terms of the Agreement. For the purpose of this Subclause 22.11, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Language
All correspondence, documents and any other written matters in connection with the Agreement shall be in English.

22.13	Headings
All headings in the Agreement are for convenience of reference only and do not constitute a part of the Agreement.

22.14	Counterparts
This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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IN WITNESS WHEREOF, the Agreement was entered into as of the day and year first above written.

AIRBUS S.A.S.

/s/ John J. Leahy

By:	John J. Leahy
Title:	Chief Operating Officer, Customers

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper

By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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Exhibit A-1

A330-300 AIRCRAFT STANDARD SPECIFICATION

The A330-300 Standard Specification is contained in a separate folder.

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Exhibit A-2

A350-900 AIRCRAFT STANDARD SPECIFICATION

The A350-900 Standard Specification is contained in a separate folder.

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Exhibit A-3

SCN LISTING FOR A330-900neo AIRCRAFT
Based on A330-300 Standard Specification, [***]

[***]

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Exhibit A-3

[***]

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Exhibit A-4

SCN LISTING FOR A350-900 AIRCRAFT
Based on A350-900 [***]

[***]

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Exhibit A-4

SCN LISTING FOR A350-900 AIRCRAFT
Based on A350-900 [***]

[***]

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Exhibit B-1

FORM OF A SPECIFICATION CHANGE NOTICE

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Exhibit B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title :

Description :

Effect on weight :
• Manufacturer’s Weight Empty change :
• Operational Weight Empty change :
• Allowable Payload change :

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN(s):

Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change shall be effective on AIRCRAFT N° and subsequent, provided approval is received by . Buyer approval Seller approval By : By : Date : Date :

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Exhibit B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording shall read as follows:

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Exhibit B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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Exhibit B-2

FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

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Exhibit B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Title : Description : Effect on weight : • Manufacturer’s Weight Empty change : • Operational Weight Empty change : • Allowable Payload change : Remarks / References Specification changed by this MSCN
Price per aircraft US DOLLARS: AT DELIVERY CONDITIONS: This change shall be effective on AIRCRAFT N° and subsequent, provided MSCN is not rejected by . Buyer approval Seller approval By : By : Date : Date :

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Exhibit B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Specification repercussion: After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording shall read as follows:

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Exhibit B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page
Scope of change (FOR INFORMATION ONLY)

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Exhibit B-3

FORM OF [***]

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Exhibit B-3

[***]

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Exhibit D

AIRBUS PRICE REVISION FORMULA

1.	BASE PRICE
The A330-900neo Aircraft Base Price and the A350-900 Aircraft Base Price (each and “Aircraft Base Price”) quoted in Subclause 3.1.1 and 3.2.1, respectively, of the Agreement are subject to adjustment for [***].

2.	BASE PERIOD
The Aircraft Base Price has been established in accordance with [***].

3.	INDEXES
Labor Index: [***].

[***]

[***]

Material Index: [***].

[***]

4.	REVISION FORMULA
[***]

5.	GENERAL PROVISIONS

5.1	Roundings
The Labor Index average and the Material Index [***].

[***]

[***]

[***]

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Exhibit D

5.2	Substitution of Indexes for [***]
If:

(i)	[***], or

(ii)	[***], or

(iii)	[***];
[***].

[***]

[***]

5.3	Final Index Values
The Index values as defined in Clause 4 above shall be considered final [***].

5.4	Limitation
[***]

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Exhibit D

FORM OF CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [•]] of the purchase agreement dated [day] [month] [year] and made between [insert name of the party to the Purchase Agreement] (the “Buyer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[•]-[•] aircraft, bearing manufacturer’s serial number [•], and registration mark [•](the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Buyer, [hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights of the Buyer that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Buyer, has caused this instrument to be executed by its duly authorized representative this _____ day of [month], [year] in [Blagnac/Hamburg].

BUYER
Name:
Title:
Signature:

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Exhibit E

FORM OF BILL OF SALE

Know all men by these presents that Airbus S.A.S., a société par actions simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), is this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:
AIRBUS Model A3[•]-[•]	[Insert name of engine or propulsion system manufacturer] Model [•]
MANUFACTURER’S SERIAL NUMBER: [•]	ENGINE SERIAL NUMBERS: LH: [•] RH: [•]
REGISTRATION MARK: [•]

[and [has] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated ___ [month] [year] (the “BFE Bill of Sale”)].

The Airframe, Engines/Propulsion Systems and Parts are hereafter together referred to as the “Aircraft”.

The Seller does this ___ day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]
(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it has[(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller shall warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

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Exhibit E

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this _____ day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:
Title:
Signature:

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Exhibit F

EXHIBIT F

SELLER SERVICE LIFE POLICY

LIST OF ITEMS

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Exhibit F

1.	The Items covered by the Service Life Policy pursuant to Subclause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2.	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	[***]

2.1.2	[***]

2.1.3	[***]

2.2	Fittings

2.2.1	[***]

2.2.2	[***]

2.2.3	[***]

2.2.4	[***]

2.3	Auxiliary Support Structure

2.3.1	[***]

2.3.1.1	[***]

2.3.1.2	[***]

2.3.2	[***]

2.3.2.1	[***]

2.3.2.2	[***]

2.3.3	[***]

2.3.3.1	[***]

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Exhibit F

2.3.3.2	[***]

2.4	Pylon

2.4.1	[***]

2.4.1.1	[***]

2.4.1.2	[***]

2.4.1.3	[***]

2.4.1.4	[***]

3.	FUSELAGE

3.1	Fuselage structure

3.1.1	[***]

3.1.2	[***]

3.1.3	[***]

3.1.4	[***]

3.1.5	[***]

3.1.6	[***]

3.1.7	[***]

3.1.8	[***]

3.2	Fittings

3.2.1	[***]

3.2.2	[***]

3.2.3	[***]

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Exhibit F

4.	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	[***]

4.1.2	[***]

4.1.3	[***]

4.1.4	[***]

4.1.5	[***]

4.1.5.1	[***]

4.1.5.2	[***]

4.2	Vertical Stabilizer Main Structural Box

4.2.1	[***]

4.2.2	[***]

4.2.3	[***]

4.2.4	[***]

4.2.5	[***]

4.2.5.1	[***]

4.2.5.2	[***]

5.	[***]
[***]

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Exhibit G-1

A330-900neo TECHNICAL DATA & SOFTWARE

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Exhibit G-1

A330-900neo TECHNICAL DATA & SOFTWARE

[***]

[***]

1.	[***]
[***]

1.1	[***]
[***]

[***]

[***]

1.2	[***]
[***]

[***]

[***]

2.	[***]
[***]

2.1	[***]
[***]

[***]

[***]

2.2	[***]
[***]

[***]

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Exhibit G-1

3.	[***]
[***]

[***]

[***]

4.	[***]

4.1	[***].

4.2	[***]

5.	[***]
[***]

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Exhibit G-2

A350-900 TECHNICAL DATA & SOFTWARE

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Exhibit G-2

A350-900 TECHNICAL DATA & SOFTWARE

[***]

[***]

1.	[***]
[***]

1.1	[***]
[***]

1.2	[***]
[***]

[***]

2.	[***]
[***]

2.1	[***]
[***]

[***]

[***]

2.2	[***]
[***]
[***]

3.	[***]
[***]

[***]

[***]

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Exhibit G-2

4.	[***]

4.1	[***]
[***]

5.	[***]
[***]

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Exhibit H

EXHIBIT H

MATERIAL

SUPPLY AND SERVICES

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Exhibit H

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit H sets forth the terms and conditions for the support and services offered by the Seller to the Buyer with respect to Material (as defined below).

1.1.2	References made to Articles shall be deemed to refer to articles of this Exhibit H unless otherwise specified.

1.1.3	For purposes of this Exhibit H:

(i)	The term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 and the term “Supplier Part” shall mean an individual item of Material.

(ii)	The term “SPEC 2000” means the “E-Business Specification for Materials Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Each of the following constitutes “Material” for purposes of this Exhibit H:

(i)	Seller parts;

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and Supplier ground support equipment and specific-to-type tools.
where “Seller Parts” means Seller’s proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

1.2.2	[***]

1.3	Term
During a period commencing on the date hereof and continuing [***], the Seller shall maintain, or cause to be maintained, a reasonable stock of Seller Parts.

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Exhibit H

The Seller shall use reasonable efforts to obtain a similar service from all Suppliers of Suppliers parts originally installed on an Aircraft at Delivery.

1.4	Airbus Material Store

1.4.1	US Spares Center
The Seller has established and shall maintain or cause to be maintained, during the Term, a spare parts warehouse located in the United States (the “US Spares Center”). The US Spares Center shall be operated twenty-four (24) hours per day, seven (7) days per week, for the handling of AOG and critical orders for Seller Parts

1.4.2	Material Support Center, Germany
The Seller has established its material handling headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts. The Airbus Material Center shall be operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	Other Points of Shipment

1.4.3.1
In addition to the US Spares Center and the Airbus Material Center, the Seller and its Affiliates operate a global network of regional satellite stores (the “Regional Satellite Stores”). A list of such stores shall be provided to the Buyer upon the Buyer’s request.

1.4.3.2
Subject to Article 1.4.1, the Seller reserves the right to effect deliveries from distribution centers other than the US Spares Center or the Airbus Material Center, which may include the Regional Satellite Stores or any other production or Supplier’s facilities.

1.5	Customer Order Desk
The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

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Exhibit H

(vi)    Issuance of credit and debt notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.6	Commitments of the Buyer

1.6.1	During the Term, the Buyer [***]

(i)	[***],
or

(ii)	[***].

1.6.2	[***]

1.6.2.1	[***]

1.6.2.2	[***]

1.6.2.3	[***]

1.6.2.4	[***]

2.	INITIAL PROVISIONING

2.1	Period
The initial provisioning period commences with the [***] (“Initial Provisioning Period”).

2.2	Pre‑Provisioning Meeting

2.2.1
The Seller shall organize a pre‑provisioning meeting at the US Spares Center or at the Airbus Material Center, or at any other agreed location, for the purpose of setting an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below (the “Pre-Provisioning Meeting”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

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Exhibit H

2.2.2
The Pre-Provisioning Meeting shall take place on an agreed date that is no later than [***] prior to Scheduled Delivery Month of the first Aircraft, allowing a minimum preparation time of [***] for the Initial Provisioning Conference.

2.3	Initial Provisioning Conference
The Seller shall organize an initial provisioning conference at the US Spares Center or at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to agree the material scope and working procedures to accomplish the initial provisioning of Material (the “Initial Provisioning”).

The Initial Provisioning Conference shall take place at the earliest [***].

2.4	Provisioning Data

2.4.1
Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material described in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in the English language, in a format and timeframe to be agreed during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been agreed, the Provisioning Data shall be revised [***] up to the end of the Initial Provisioning Period.

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in time to permit the Buyer to perform any necessary evaluation and to place orders in a timely manner.

2.4.1.3	Provisioning Data generated by the Seller shall comply with the configuration of the Aircraft as documented [***] before the date of issue.
This provision shall not cover:

(i)	Buyer modifications not known to the Seller, or

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier‑Supplied Data
Provisioning Data relating to each Supplier Part (both initial issue and revisions) shall be produced by Supplier thereof and may be delivered to the Buyer either by the Seller or such Supplier. It is agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other agreed format.

2.4.3	Supplementary Data

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Exhibit H

The Seller shall provide the Buyer with data supplementary to the Provisioning Data, comprising local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5	Commercial Offer
Upon the Buyer’s request, the Seller shall submit a commercial offer for Initial Provisioning Material which shall include a delivery date for such Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1
During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended as reflected in the Provisioning Data transmitted by the Seller.

2.6.2
The delivery of Initial Provisioning Material shall take place (i) according to the conditions specified in the commercial offer mentioned in Article 2.5 and (ii) at a location designated by the Buyer.

2.6.3	All Initial Provisioning Material shall be packaged in accordance with ATA 300 Specification.

2.7	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

(g)	[***]

3.	OTHER MATERIAL SUPPORT
As of the date hereof, the Seller currently offers various types of parts support through the Customer Services Catalog on the terms and conditions set forth therein from time to time, including, but not limited to the lease of certain Seller Parts, the repair of Seller Parts and the sale or lease of ground support equipment and specific-to-type tools.

4.	WARRANTIES

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Exhibit H

4.1	Seller Parts
Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts, sold under this Exhibit H shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects in design having regard to the state of the art of such design; and

(iv)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.2	Warranty Period

4.1.2.1	The warranty period for Seller Parts is [***] from delivery of such parts to the Buyer.

4.1.2.2
Whenever any Seller Part that contains a defect for which the Seller is liable under Article 4.1 has been corrected, replaced or repaired pursuant to the terms of this Article 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, as the case may be, [***].

4.1.3	Buyer’s Remedy and Seller’s Obligation
The Buyer’s remedy and the Seller’s obligation and liability under this Article 4.1 are limited to the repair, replacement or correction, at the Seller’s expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price of such Seller Part.

The provisions of Subclauses 12.1.5 through 12.1.10 of the Agreement shall apply to claims made pursuant to this Article 4.1.

4.2	Supplier Parts
With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

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Exhibit H

4.3	Waiver, Release and Renunciation
THIS ARTICLE 4 (INCLUDING ITS SUBPARTS) SETS FORTH THE EXCLUSIVE WARRANTIES, EXCLUSIVE LIABILITIES AND EXCLUSIVE OBLIGATIONS OF THE SELLER, AND THE EXCLUSIVE REMEDIES AVAILABLE TO THE BUYER, WHETHER UNDER THIS EXHIBIT H OR OTHERWISE, ARISING FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H.

THE BUYER RECOGNIZES THAT THE RIGHTS, WARRANTIES AND REMEDIES IN THIS ARTICLE 4 ARE ADEQUATE AND SUFFICIENT TO PROTECT THE BUYER FROM ANY DEFECT OR NONCONFORMITY OR PROBLEM OF ANY KIND IN THE SELLER PARTS, MATERIALS, LEASED PARTS, OR SERVICES SUPPLIED UNDER THIS EXHIBIT H. THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS, GUARANTEES AND LIABILITIES OF THE SELLER AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER AND ITS SUPPLIERS, WHETHER EXPRESS OR IMPLIED BY CONTRACT, TORT, OR STATUTORY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMITY OR DEFECT OR PROBLEM OF ANY KIND IN ANY SELLER PART, MATERIAL, LEASED PART, OR SERVICES DELIVERED BY THE SELLER UNDER THIS EXHIBIT H, INCLUDING BUT NOT LIMITED TO:

(1)    ANY IMPLIED WARRANTY OF MERCHANTABILITY AND/OR FITNESS FOR ANY GENERAL OR PARTICULAR PURPOSE;

(2)    ANY IMPLIED OR EXPRESS WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(3)    ANY RIGHT, CLAIM OR REMEDY FOR BREACH OF CONTRACT;

(4)    ANY RIGHT, CLAIM OR REMEDY FOR TORT, UNDER ANY THEORY OF LIABILITY, HOWEVER ALLEGED, INCLUDING, BUT NOT LIMITED TO, ACTIONS AND/OR CLAIMS FOR NEGLIGENCE, GROSS NEGLIGENCE, INTENTIONAL ACTS, WILLFUL DISREGARD, IMPLIED WARRANTY, PRODUCT LIABILITY, STRICT LIABILITY OR FAILURE TO WARN;

(5)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER THE UNIFORM COMMERCIAL CODE OR ANY OTHER STATE OR FEDERAL STATUTE;

(6)    ANY RIGHT, CLAIM OR REMEDY ARISING UNDER ANY REGULATIONS OR STANDARDS IMPOSED BY ANY INTERNATIONAL, NATIONAL, STATE OR LOCAL STATUTE OR AGENCY;

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Exhibit H

(7)    ANY RIGHT, CLAIM OR REMEDY TO RECOVER OR BE COMPENSATED FOR:

(a)    LOSS OF USE OR REPLACEMENT OF ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(b)    LOSS OF, OR DAMAGE OF ANY KIND TO, ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART PROVIDED UNDER THE AGREEMENT;

(c)    LOSS OF PROFITS AND/OR REVENUES;

(d)    ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGE.

THE WARRANTIES PROVIDED BY THIS EXHIBIT H SHALL NOT BE EXTENDED, ALTERED OR VARIED EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY THE SELLER AND THE BUYER. IN THE EVENT THAT ANY PROVISION OF THIS ARTICLE 4 SHOULD FOR ANY REASON BE HELD UNLAWFUL, OR OTHERWISE UNENFORCEABLE, THE REMAINDER OF THIS ARTICLE 4 SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS, SUBCONTRACTORS AND AFFILIATES.

4.4	Duplicate Remedies
The remedies provided to the Buyer under this Article 4 as to any part thereof are mutually exclusive and not cumulative. The Buyer shall be entitled to the remedy that provides the maximum benefit to it, as the Buyer may elect, pursuant to the terms and conditions of this Article 4 for any particular defect for which remedies are provided under this Article 4; provided, however, that the Buyer shall not be entitled to elect a remedy under one part of this Article 4 that constitutes a duplication of any remedy elected by it under any other part hereof for the same defect. [***]

5.	COMMERCIAL CONDITIONS

5.1	Delivery Terms
All Material prices are quoted on the basis of Free Carrier (FCA) delivery terms, without regard to the place from which such Material is shipped. The term “Free Carrier (FCA)” is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce,

5.2	Payment Procedures and Conditions

CT1404840_PA_A330-900neo_A350-900_EXECUTION.docx	Exh. H 9/12
PRIVILEDGED AND CONFIDENTIAL

Exhibit H

All payments under this Exhibit H shall be made in accordance with the terms and conditions set forth in the then current Customer Services e-Catalog.

5.3	Title
Title to any Material purchased under this Exhibit H shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

5.4	[***]
[***]

6.	EXCUSABLE DELAY
[***]

7.	[***]

8.	INCONSISTENCY
In the event of any inconsistency between this Exhibit H and the Customer Services Catalog or any order placed by the Buyer, this Exhibit H shall prevail to the extent of such inconsistency.

CT1404840_PA_A330-900neo_A350-900_EXECUTION.docx	Exh. H 10/12
PRIVILEDGED AND CONFIDENTIAL

Exhibit I

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1        END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

Part 2	END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

Part 3        END-USER SUBLICENSE AGREEMENT FOR ACS SUPPLIER SOFTWARE

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

PART 1

END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

1	DEFINITIONS

For the purposes of this end-user license agreement for Airbus software (the “Software License”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith entered into between the Licensee and the Licensor covering the purchase and sale of the Aircraft subject thereof.

“Airbus Software” means each of the Licensor’s proprietary computer programs including database(s) and /or data if applicable and Updates as may be provided by the Licensor from time to time. The Airbus Software shall be supplied only for use in connection with the Aircraft or with operations related to the Aircraft [***]. The Airbus Software shall be either:

•
Airbus Part 25 and/or FAR 25 certified software that are installed on board the Aircraft and bear a part number of the Licensor, excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number (“On Board Certified Software”).

•
Software provided by Airbus and intended to be used on ground or that are installed on board the Aircraft and that are not Part 25 and/or FAR 25 certified - whether or not bearing a part number of the Licensor - excluding any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a part number (“Software Product”) either:

◦	delivered in binary code to be installed and used on the Licensee hardware (“Standard License”), or

◦	delivered as a service where the Licensee will be authorized to use the Airbus Software through a network connection (“Saas License”).

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Documentation” means documents, provided together with the Airbus Software, which describe the main features of the Airbus Software and how to use it.

“Licensee” means the Buyer under the Agreement.

“Licensor” means the Seller under the Agreement.

“Open Source Software” means software that is [***] distributed under a licence which is considered either by the “Free Software Foundation” as a free software licence or the “Open Source Initiative” as an open source software licence or any similar license [***]. It is hereby acknowledged and agreed by the Licensor and the Licensee that such open source software shall be distributed by the Licensor on an "As Is" basis under their own

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

license terms and conditions and not under this Software License. The Licensor disclaims any liability in relation to such open source software.

“Permitted Purpose” means use of the Airbus Software by the Licensee for the exclusive purpose the Airbus Software was designed for and for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft.

“Sublicensor” means Airbus Americas Customer Services, Inc.

“Third Party Products” means any third party computer program, database or component that the Licensor [***] purchases or licenses from any third party and distributed to the Licensee either as a sublicense or as a direct license from such third party, under its own license terms and conditions and not under this Software License [***]. The Licensor disclaims any liability in relation to such third party products.

“Update(s)” means any update(s) or replacement(s) to the Airbus Software licensed hereunder, which the Licensor, at its discretion, makes generally available to the Licensee.

Capitalized terms used herein and not otherwise defined in this Software License shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Licensee of the Aircraft [***] the Licensor, hereby grants the Licensee [***]. The Licensor shall remain the owner of all intellectual property rights in the Airbus Software.

The Licensee hereby acknowledges that it is aware that Airbus Software may incorporate some Third Party Products or Open Source Software components. The Licensee hereby agrees to be bound by the licensing terms and conditions applicable to such Third Party Products or Open Source Software to the extent the same are made available by the Licensor through AirbusWorld.

[***]

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

3.1.1	On Board Certified Software

The Licensee may at any time assign or otherwise transfer all or part of its rights pertaining to any On Board Certified Software under this Software License only as part of, and to the extent of, a sale, transfer or lease of each Aircraft on which such On Board Certified Software is installed. The Licensee shall assign as many Software Licenses as the number of sold, transferred or leased Aircraft and shall retain all other Software Licenses attached to any Aircraft that the Licensee continues to operate.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

In the event of any such assignment or transfer, the Licensee shall transfer the copies of the Airbus Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies and, if applicable, certificate(s) of authenticity), except as otherwise instructed by the Licensor with respect to the logistics of such transfer.

3.1.2	Software Products

Save as otherwise set forth in the Agreement, the right to use any Software Product is personal to the Licensee, for its own internal use, and is non-transferable, except with the Licensor’s or the Sublicensor’s prior written consent, in which case the Licensee shall cause the assignee or sub-licensee to agree to the terms of this Software License.

3.2	Delegation

(i) Without prejudice to Article 6 (a) hereof, in the event of the Licensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing or any other service on its behalf through use of the Airbus Software (each a “Service Provider”), the Licensee shall have the right to do so (subject to paragraph 3.2 (ii)) below by providing notice to the Sublicensor of such intention prior to any disclosure of this Software License and/or the Airbus Software to such Service Provider.

(ii) The Licensee hereby undertakes to cause such Service Provider to agree to be bound by the conditions and restrictions set forth in this Software License with respect to the Airbus Software and shall in particular cause such Service Provider to enter into an appropriate license agreement with the Sublicensor, [***].

4	COPIES

Use of the On Board Certified Software or Software Product delivered as Standard License is limited to the number of copies delivered by the Licensor to the Licensee and to the medium on which the Airbus Software is delivered. No reproduction shall be made without the prior written consent of the Sublicensor, except that the Licensee is authorized to make, under its sole responsibility, a back-up copy for archiving purposes. Such back-up copy shall contain Licensor’ proprietary rights notice as it appears on the original copy.

5	TERM

5.1	On Board Certified Software

The rights under this Software License related to On Board Certified Software shall be granted from the date of Delivery of the applicable Aircraft until the earlier of: (i) such Aircraft definitively ceasing to be operated, in which case the license rights to Airbus Software related to such Aircraft shall be deemed terminated on the date of the last

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

operation thereof by the Licensee or any of its assignees, or (ii) this Software License being terminated as set forth herein, in which case the Licensee shall immediately cease to use the On Board Certified Software.

5.2	Software Products

Subject to the payment of the license fee as applicable, the rights under this Software License related to Software Products shall be granted from the date of first delivery or availability of the Software Product as applicable until the earlier of: (i) the Licensee no longer owning or operating any Aircraft, or (ii) this Software License being terminated as set forth herein.

6	CONDITIONS OF USE

The Airbus Software shall only be used for the Permitted Purpose.

Except as expressly set forth herein, the Licensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Airbus Software and all consequences, direct and indirect, relating to the use of such output and results. The Licensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Licensee expressly acknowledges that it shall take all appropriate precautions for the use of the Airbus Software, including without limitation measures required for its compliance with the Documentation or any supplemental directive regarding the use of the Airbus Software.

Under the present Software License, the Licensee shall:

a)
not permit any parent, subsidiary, affiliate, agent or third party to use the Airbus Software in any manner not permitted by this Software License, including, but not limited to, any outsourcing, loan, commercialization of the Airbus Software or commercialization by merging the Airbus Software into another software or adapting the Airbus Software, without the prior written consent from the Sublicensor;

b)	do its utmost to maintain the Airbus Software and the Documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Airbus Software in accordance with its Documentation and ensure that the personnel using the Airbus Software has received appropriate training;

d)	use the Airbus Software exclusively in the technical environment defined in the applicable Documentation, except as otherwise agreed in writing between the parties;

e)
except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Airbus Software, nor integrate all or part of the Airbus Software in any manner whatsoever into another software product,

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

nor create a software product derived from the Airbus Software save with the Licensor’s prior written approval.

f)
should the Licensor or the Sublicensor have elected to provide the source code to the Licensee, have the right to study and test the Airbus Software, under conditions to be expressly specified by the Licensor or the Sublicensor, but in no event shall the Licensee have the right to correct, modify or translate the Airbus Software;

g)	except with respect to Software Products intended to be used on ground, use the Airbus Software exclusively on the referenced machines and the declared sites;

h)	not attempt to discover or re-write the Airbus Software source codes in any manner whatsoever;

i)
not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Airbus Software;

j)
except as permitted hereunder, not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Airbus Software, whether in whole or in part, for the benefit of a third party.

With respect to Software Products intended for use on ground, the Licensor shall be entitled, subject to providing reasonable prior written notice thereof to the Licensee, to verify at the Licensee’s facilities whether the conditions specified in the present Software License are fulfilled.

7	TRAINING

In addition to the Documentation provided with the Airbus Software, training and other assistance may be provided upon the Licensee’s request, subject to the conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Licensee of its sole responsibility with respect to the use of the Airbus Software under this Software License.

8	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1
The Airbus Software is proprietary to the Licensor or the Licensor has acquired the intellectual property rights necessary to grant this Software License to the Sublicensor. The copyright and all other proprietary rights in the Airbus Software are and shall remain the property of the Licensor.

8.2
The Licensor reserves the right to correct and modify [***] any Airbus Software at its sole discretion [***]. In the event of the Licensee failing to install any Update(s) [***], the Licensor and the Sublicensor shall be relieved of any warranty or liability of any kind with respect to [***] of the Airbus Software [***].

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

9	COPYRIGHT [***] INDEMNITY

9.1	Indemnity

9.1.1
Subject to the provisions of Article 9.2.3, the Licensor and/or the Sublicensor shall defend and indemnify the Licensee, [***] from and against any [***], damages, costs and expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement, or claim of infringement, by any Airbus Software provided by the Licensor or the Sublicensor, [***] of any copyright [***], provided that the Licensor's and Sublicensor’s obligation to indemnify shall be limited to infringements in countries which, at the time of the infringement or alleged infringement, are members of The Berne Convention and recognize computer software as a "work" under the Berne Convention.

9.1.2
[***], in the event that the Licensee is prevented from using the Airbus Software for infringement of a copyright [***] referred to in Article 9.1.1 (whether by a valid judgment of a court of competent jurisdiction or by a settlement arrived at between claimant, Licensor and Licensee), the Licensor and/or the Sublicensor shall at its expense either:

(i)	procure for the Licensee the right to use the same free of charge to the Licensee; or

(ii)	[***] replace the infringing part of the Airbus Software as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Software License.

9.2	Administration of Copyright [***] Indemnity Claims

9.2.1
If the Licensee receives a written claim or a suit is threatened or commenced against the Licensee for infringement of a copyright [***] referred to in Article 9.1 as a result of the use of the Airbus Software, the Licensee shall:

(i)	forthwith notify the Licensor giving particulars thereof;

(ii)	furnish to the Licensor all data, papers and records within the Licensee’s control or possession relating to such claim or suit;

(iii)
refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Article (iii) shall prevent the Licensee from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to the Licensor as be may be pertinent to the defense or denial of the suit or claim;

(v)	act in such way as to mitigate damages and/or reduce the amount of royalties that may be payable as well as to minimize costs and expenses.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

9.2.2
The Licensor or Sublicensor shall be entitled, either in its own name or on behalf of the Licensee, to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner, which it deems proper.

9.2.3
The Licensor’s and the Sublicensor’s obligations and the Licensee’s remedies hereunder are dependent upon the strict and timely compliance by the Licensee with the terms of this Clause 9 and of Clauses 6(e), 6(h), 6(i) and 8.2, [***] are exclusive and in substitution for, and the Licensee hereby waives, releases and renounces all other obligations and liabilities of the Licensor and the Sublicensor and rights, claims and remedies of the Licensee against the Licensor and the Sublicensor, express or implied, arising by law or otherwise with respect to any infringement or claim of infringement of any copyright [***].

10	CONFIDENTIALITY

The Airbus Software, this Software License and their contents [***] are designated as confidential [***]. The [***] not to disclose the [***] Information or any parts thereof [***] to any third party without the prior written consent of the [***], without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the [***] Information [***], such disclosure is permitted solely for the purpose of [***] and only to those employees who need to know the same. [***] required pursuant to an enforceable court order or any [***] or regulatory [***], provided that reasonable prior notice of the intended disclosure is provided to the other party.

The obligations of the [***] to maintain confidentiality shall survive the termination of this Software License for a period of ten (10) years.

11	ACCEPTANCE

Acceptance of the On Board Certified Software shall occur as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

Software Products shall be deemed accepted upon delivery thereof unless otherwise specifically provided for in the Agreement.

12	WARRANTY

12.1	On Board Certified Software

[***]

12.2	Software Products

The Licensor warrants that Software Products shall perform substantially in accordance with its current Documentation.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

Should the Software Product be found not to conform to its current Documentation, the Licensee shall notify the Sublicensor promptly but no later than two (2) months after delivery or availability of the Software Product or the Update that caused the nonconformity, as applicable. The sole and exclusive liability of the Licensor, as the consequence of such non-conformity, shall be to take reasonable, proper and prompt steps to correct and/or replace the Software Product at its own expense.

12.3	The Licensor and the Sublicensor shall be relieved of any obligations under Articles 12.1 and 12.2 to the extent of:

(i)	Airbus Software defects or non-conformities caused by alterations or modifications to the Airbus Software carried out without the prior approval of the Licensor;

(ii)	Airbus Software defects or non-conformities caused by negligence of the Licensee or other causes [***];

(iii)	Failure of the Licensee to install any Update in accordance with Article 8 hereof;

(iv)
Airbus Software defects or non-conformities caused by errors in or modifications of or updates to operating systems, databases or other software or hardware with which the Airbus Software interfaces, where such elements have not been provided by the Licensor [***].

The Licensee shall be responsible for the cost and expense of any correction services provided by the Licensor to the extent resulting from any of the foregoing exclusions. Such correction services shall be subject to the then applicable commercial conditions.

12.4	Waiver, release and renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE LICENSEE THAT ARE SET FORTH IN THIS SOFTWARE LICENSE OR ANY REFERENCED AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LICENSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LICENSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LICENSEE AGAINST THE LICENSOR, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND IN ANY AIRBUS SOFTWARE AND AIRBUS SOFTWARE-RELATED SERVICES DELIVERED UNDER THE AGREEMENT AND/OR THIS SOFTWARE LICENSE, INCLUDING BUT NOT LIMITED TO:

(A)	ANY WARRANTY AGAINST HIDDEN DEFECTS;

(B)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

(C)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT AND WHETHER OR NOT ARISING FROM THE LICENSOR’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

(E)
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THE AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES.

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS SOFTWARE LICENSE SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 12, “THE LICENSOR” SHALL BE UNDERSTOOD TO INCLUDE THE LICENSOR AND THE SUB-LICENSOR AND, ANY OF THEIR SUPPLIERS AND SUBCONTRACTORS, THEIR AFFILIATES AND ANY OF THEIR RESPECTIVE INSURERS.

Other than its confidentiality obligations, the Licensor shall have no liability for data that is entered into the Airbus Software by the Licensee and/or used for computation purposes.

13	LIMITATION OF LIABILITY

[***]

14	EXCUSABLE DELAYS

14.1
The Licensor shall not be responsible nor be deemed to be in default on account of delays in delivery of any Airbus Software or Update due to causes reasonably beyond the Licensor’s or its subcontractors’ control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Licensee or the governments of the countries of Licensor or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or supplier's control or failure of the Licensee to comply with its obligations arising out of the present Software License.

14.2
The Licensor shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Licensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Airbus Software or Update.

For the avoidance of doubt, nothing in this Clause 14 shall be deemed to modify or limit Clause 10 of the Agreement

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

15	TERMINATION

15.1	[***]

15.2	[***]

[***]

15.3	[***]

(a)	[***]

(b)	[***]

(c)	[***]

[***]

15.4
In the event of termination by Licensee pursuant to Clause 15.1 or termination by Licensor or Sublicensor pursuant to Clause 15.2 or 15.3(b) or 15.3(c), the Licensee shall no longer have any right to use the Airbus Software that is subject to such termination and shall return to the Sublicensor all copies of the subject Airbus Software and any relating Documentation.

16	GENERAL PROVISIONS

16.1
This Software License is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software License.

16.2
Notwithstanding the terms of Clause 22.10 of the Agreement, in the event of any inconsistency or discrepancy between any term of this Software License and any term of the Agreement (including any other Exhibit or Appendices thereto or other Parts of this Exhibit I), the terms of this Software License shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3
THIS SOFTWARE LICENSE SHALL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAWS PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Each of the Sublicensor and Licensor (i) hereby irrevocably submits itself to the exclusive jurisdiction of the courts sitting in the Borough of Manhattan, New York County, New York, for the purposes of any suit, action or other proceeding arising out of this Software License, the subject matter hereof or any of the transactions contemplated hereby brought by any party or parties hereto, and (ii) hereby waives, and agrees not to assert, by way of motion, as a defence or otherwise, in any such suit, action or proceeding, to the extent permitted

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

by applicable law, any defence based on sovereign or other immunity or that the suit, action or proceeding which is referred to in clause (i) above is brought in an inconvenient forum, that the venue of such suit, action or proceeding is improper, or that this Software License or the subject matter hereof or any of the transactions contemplated hereby may not be enforced in or by these courts.

16.4	[***]

16.5	[***]

PART 2

END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

1	DEFINITIONS

For the purposes of this end-user sublicense agreement for Supplier Software (the “Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the Supplier Software.

“Permitted Purpose” means use of the Supplier Software by the Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“Sublicensee” means the Buyer under the Agreement.

“Sublicensor” means the Seller under the Agreement as authorized by the Supplier to sublicense the Supplier Software to the operators of Airbus aircraft.

“Sub-Sublicensor” means Airbus Americas Customer Services, Inc.

“Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding Supplier Software (or holding the right to authorize the Sublicensor to sublicense such Supplier Software) and having granted to the Sublicensor the right to sublicense such Supplier Software.

“Supplier Product Support Agreement” shall have the meaning set forth in Clause 17.1.2 of the Agreement.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

“Supplier Software” means each of the Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the Supplier or the Sublicensor from time to time and the supply of which to the Sublicensee is governed by a Supplier Product Support Agreement. The Supplier Software shall be supplied in machine-readable code form only, for use in connection with the Aircraft or operations related to the Aircraft. For the avoidance of doubt, this Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Supplier Product Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the Sublicensor and Sub-Sublicensor disclaims any liability in relation to such open source software.

“Update(s)” means any update(s) or replacement(s) to the Supplier Software licensed hereunder, which the Sublicensor or the Supplier, at their discretion, make generally available to the Sublicensee.

“User Guide” means the documentation, which may be in electronic format, designed to assist the Sublicensee in using the Supplier Software.

Capitalized terms used herein and not otherwise defined in this Software Sublicense shall have the meaning assigned thereto in the Agreement.

2	LICENSE

In consideration of the purchase by the Sublicensee of the Aircraft, the Sublicensee is hereby granted a [***]. Each Supplier shall remain the owner of all intellectual property rights in the Supplier Software. There shall be one Software Sublicense granted in respect of each Aircraft purchased by the Sublicensee.

The Sublicensee hereby acknowledges that it is aware that certain Supplier Software subject of this Software Sublicense may incorporate some third party software or open source software components. The Sublicensee hereby agrees to be bound by the licensing terms and conditions applicable to such third party software and made available by the Sublicensor and/or Sub-Sublicensor through AirbusWorld.

3	ASSIGNMENT AND DELEGATION

3.1	Assignment

The Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the Supplier Software are related provided that the Sublicensee causes the assignee to agree to the terms of this Software Sublicense.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

The Sublicensee shall assign a Software Sublicense for all Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other Software Sublicenses attached to any Aircraft that the Sublicensee continues to operate.

In the event of any such assignment or transfer, the Sublicensee shall transfer the copies of the Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor or Sub-Sublicensor.

3.2	Delegation

Without prejudice to Article 10 hereof, in the event of the Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the Sublicensee shall notify the Sub-Sublicensor of such intention prior to any disclosure of this Software Sublicense and/or the Supplier Software to such Third Party.

The Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding Supplier [***].

4	COPIES

Use of the Supplier Software is limited to the number of copies delivered by the Sublicensor or the Sub-Sublicensor to the Sublicensee and to the medium on which the Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor or the Sub-Sublicensor, except that the Sublicensee is authorized to copy the Supplier Software for back-up and archiving purposes. Any copy the Sublicensor or the Sub-Sublicensor authorizes the Sublicensee to make shall be performed under the sole responsibility of the Sublicensee. The Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Sublicensee makes of the Supplier Software.

5	TERM

Subject to the Sublicensee having complied with the terms of this Software Sublicense, the rights under this Software Sublicense shall be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft ceasing to be operated, in which case the license rights pertaining to such Aircraft shall be deemed terminated for such Aircraft on the date of the last operation thereof by the Sublicensee or any of its assignees, or (ii) the Agreement, this Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the Sublicensee shall immediately cease to use the affected Supplier Software upon the effective termination date.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

6	CONDITIONS OF USE

The Supplier Software shall only be used for the Permitted Purpose.

The Sublicensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the Supplier Software.

Under the present Software Sublicense, the Sublicensee shall:

a)
not permit any parent, subsidiary, affiliate, agent or other third party to use the Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the Supplier Software or commercialization by merging the Supplier Software into another software or adapting the Supplier Software, without the prior written consent from the Supplier;

b)	do its utmost to maintain the Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the Supplier Software has received appropriate training;

d)	use the Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)
except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the Supplier Software, nor integrate all or part of the Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the Supplier Software save with the Supplier’s prior written approval;

f)
should the Sublicensor or the Supplier have elected to provide the source code to the Sublicensee, have the right to study and test the Supplier Software, under conditions to be expressly specified by the Sublicensor or the Sub-Sublicensor, but in no event shall the Sublicensee have the right to correct, modify or translate the Supplier Software;

g)	not attempt to discover or re-write the Supplier Software source codes in any manner whatsoever;

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

h)
not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the Supplier Software;

i)
not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the Supplier Software, whether in whole or in part, for the benefit of a third party;

7	TRAINING

In addition to the User Guide provided with the Supplier Software, training and other assistance shall be provided upon the Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the Sublicensee of its sole responsibility with respect to the use of the Supplier Software under this Software Sublicense.

8	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1
The Supplier Software is proprietary to the Supplier and the Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this Software Sublicense. The copyright and all other proprietary rights in the Supplier Software are and shall remain the property of the Supplier.

8.2
The Supplier may correct or modify its Supplier Software from time to time at its sole discretion and the Sublicensee shall not undertake any correction or modification of the Supplier Software without the Sublicensor’s or the Sub-Sublicensor’s prior written approval.The Sublicensee shall install any Updates provided either by the Supplier or the Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the Sublicensee failing to install any such Update(s), both the Sublicensor and the Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the Supplier Software.

9	COPYRIGHT INDEMNITY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

10	CONFIDENTIALITY

The Supplier Software, this Software Sub-license and their contents are designated as confidential. The Sublicensee undertakes not to disclose the Software Sub-license, the Supplier Software or any parts thereof to any third party without the prior written consent of the Sub-Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the Supplier Software to the Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the Sub-Sublicensor.

The obligations of the Sublicensee to maintain confidentiality shall survive the termination of this Software Sublicense for a period of ten (10) years.

11	ACCEPTANCE

Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

12	WARRANTY

The Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding Supplier Software and contained in the applicable Supplier Product Support Agreement.

As a result, the Sublicensee acknowledges that the transferable and enforceable warranties, obligations and liabilities contained in the Supplier Product Support Agreement shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the Supplier Software.

None of the Supplier, the Sublicensor or the Sub-Licensor shall have any liability for data that is entered into the Supplier Software by the Sublicensee and/or used for computation purposes.

13	LIABILITY AND INDEMNITY

The Supplier Software is supplied under the express condition that none of the Supplier the Sublicensor or the Sub-Sublicensor shall have any liability in contract or in tort arising from or in connection with the use and/or possession by the Sublicensee of the Supplier Software and that the Sublicensee shall indemnify and hold the Sublicensor, the Sub-Sublicensor and the Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14	EXCUSABLE DELAYS

14.1
None of the Sublicensor, the Sub-Sublicensor or the Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any Supplier Software or Updates due to causes reasonably beyond the Sublicensor’s, the Sub-Sublicensor’s or

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

their suppliers’ or subcontractors’ (including the Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the Sublicensee or the governments of the countries of the Sublicensor, the Sub-Sublicensor or their subcontractors or its suppliers (including the Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or supplier‘s (including the Supplier) control or failure of the Sublicensee or the Supplier to comply with its obligations arising out of the present Software Sublicense.

14.2
The Sublicensor or the Sub-Sublicensor shall, and/or shall cause the Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed Supplier Software or Update.

15	TERMINATION

[***]

In the event of termination for any cause, the Sublicensee shall no longer have any right to use the Supplier Software and shall return to the Supplier all copies of the Supplier Software and any relating documentation together with an affidavit to that effect.

16	GENERAL PROVISIONS

16.1
This Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this Software Sublicense.

16.2
Notwithstanding the terms of Clause 22.10 of the Agreement, in the event of any inconsistency or discrepancy between any term of this Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3
The Sublicensee acknowledges that the Supplier Software covered under the present Sub-license Agreement is also subject to the conditions relative to each Supplier Software set forth in the corresponding Supplier Product Support Agreement. In the event of any inconsistency between the terms of this Sub-license Agreement and the terms contained in the corresponding Supplier Product Support Agreement, the latter shall prevail to the extent of such inconsistency.

16.4
This Software Sublicense is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

laws of any other jurisdiction. All disputes arising in connection with this Software Sublicense shall be submitted to the competent courts of New York, and the parties hereby agree to submit to the jurisdiction of those courts.

PART 3

END-USER SUBLICENSE AGREEMENT FOR ACS SUPPLIER SOFTWARE

1.	DEFINITIONS

For the purposes of this end-user sublicense agreement for ACS Supplier Software (the “ACS Software Sublicense”) the following definitions shall apply:

“Agreement” means the Purchase Agreement of even date herewith covering the purchase and sale of the Aircraft subject thereof.

“Aircraft” means, individually or collectively, the Aircraft subject of the Agreement.

“Composite Work” means the package composed of various elements, such as database(s), software or data, and which necessitates the use of the ACS Supplier Software.

“Permitted Purpose” means use of the ACS Supplier Software by the ACS Sublicensee for its own internal business needs, solely in conjunction with the Aircraft and in particular pertaining to (i) operation of the Aircraft; (ii) on ground operational support of the Aircraft; or (iii) related authorized customization of software.

“ACS Sublicensee” means the Buyer under the Agreement.

“ACS Sublicensor” means the Seller under the Agreement as authorized by the ACS Supplier to sublicense the ACS Supplier Software to the operators of Airbus aircraft.

“ACS Supplier” means each of the Sublicensor’s suppliers owning the intellectual property rights in the corresponding ACS Supplier Software (or holding the right to authorize the Sublicensor to sublicense such ACS Supplier Software) and having granted to the Sublicensor the right to sublicense such ACS Supplier Software.

“Airbus Contracted Suppliers Support Agreement” shall have the meaning set forth in Clause 12.3.2.1.4 of the Agreement.

“ACS Supplier Software” means each of the ACS Supplier’s proprietary products including Composite Work, configurations, processes, rules (together with any related documentation) as well as any modifications, enhancements or extensions thereto, as may be provided by the ACS Supplier or the ACS Sublicensor from time to time and the supply of which to the ACS Sublicensee is governed by a Airbus Contracted Suppliers Support Agreement. The ACS Supplier Software shall be supplied in machine readable code form only, for use in connection with the Aircraft or operations related to the Aircraft.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

For the avoidance of doubt, this ACS Software Sublicense does not apply to (i) any software embedded in any component, furnishing or equipment installed on the Aircraft and itself bearing a partnumber (ii) third party software not provided under a Airbus Contracted Suppliers Support Agreement, including but not limited to any standard, “off the shelf” software (Components Off The Shelf/COTS) and (iii) open source software contained in the ACS Supplier Software, if any, and it is hereby acknowledged and agreed by both parties hereto that such open source software is independently distributed on an “as is” basis under the respective license terms therefor, and that the ACS Sublicensor disclaims any liability in relation to such open source software.

“Update(s)” means any update(s) or replacement(s) to the ACS Supplier Software licensed hereunder, which the ACS Sublicensor or the ACS Supplier, at their discretion, make generally available to the ACS Sublicensee.

Sublicensor” means the Seller under the Agreement as authorized by the ACS Supplier to sublicense the ACS Supplier Software to the operators of Airbus aircraft.

“Sub-Sublicensor” means Airbus Americas Customer Services, Inc.

“User Guide” means the documentation, which may be in electronic format, designed to assist the ACS Sublicensee in using the ACS Supplier Software.

Capitalized terms used herein and not otherwise defined in this ACS Software Sublicense shall have the meaning assigned thereto in the Agreement.

2.	LICENSE

In consideration of the purchase by the ACS Sublicensee of the Aircraft, the ACS Sublicensee is hereby granted [***]. Each ACS Supplier shall remain the owner of all intellectual property rights in the ACS Supplier Software. There shall be one ACS Software Sublicense granted in respect of each Aircraft purchased by the ACS Sublicensee.

3.	ASSIGNMENT AND DELEGATION

3.1	Assignment

The ACS Sublicensee may, at any time, assign or otherwise transfer all or part of its rights under this ACS Software Sublicense only as part of, and to the extent of, a sale, transfer or lease of any or all of the Aircraft to which the ACS Supplier Software are related provided that the ACS Sublicensee causes the assignee to agree to the terms of this ACS Software Sublicense.

The ACS Sublicensee shall assign a ACS Software Sublicense for all ACS Supplier Software installed on the sold, transferred or leased Aircraft and shall retain all other ACS Software Sublicenses attached to any Aircraft that the ACS Sublicensee continues to operate.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

In the event of any such assignment or transfer, the ACS Sublicensee shall transfer the copies of the ACS Supplier Software attached to the sold, transferred or leased Aircraft (including all component parts, media, any upgrades or backup copies, this ACS Software Sublicense, and if applicable, certificate(s) of authenticity), except as otherwise instructed by the Sublicensor or ACS Sublicensor.

3.2	Delegation

Without prejudice to Article 10 hereof, in the event of the ACS Sublicensee intending to designate a maintenance and repair organization or a third party to perform the maintenance of the Aircraft or to perform data processing on its behalf (each a “Third Party”), the ACS Sublicensee shall notify the ACS Sublicensor of such intention prior to any disclosure of this ACS Software Sublicense and/or the ACS Supplier Software to such Third Party.

The ACS Sublicensee hereby undertakes to cause such Third Party to enter into appropriate licensing conditions with the corresponding ACS Supplier and to commit to use the ACS Supplier Software solely for the purpose of maintaining the ACS Sublicensee’s Aircraft and/or processing the ACS Sublicensee’s data.

4.	COPIES

Use of the ACS Supplier Software is limited to the number of copies delivered by the ACS Sublicensor or the Sub-Sublicensor to the ACS Sublicensee and to the medium on which the ACS Supplier Software is delivered. No reproduction shall be made without the written consent of the Sublicensor or the ACS Sublicensor, except that the ACS Sublicensee is authorized to copy the ACS Supplier Software for back-up and archiving purposes. Any copy the ACS Sublicensor or the Sub-Sublicensor authorizes the ACS Sublicensee to make shall be performed under the sole responsibility of the ACS Sublicensee. The ACS Sublicensee agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the ACS Sublicensee makes of the ACS Supplier Software.

5.	TERM

Subject to the ACS Sublicensee having complied with the terms of this ACS Software Sublicense, the rights under this ACS Software Sublicense shall be granted from the date of Delivery of each Aircraft until the earlier of (i) the Aircraft ceasing to be operated, in which case the license rights pertaining to such Aircraft shall be deemed terminated for such Aircraft on the date of the last operation thereof by the ACS Sublicensee or any of its assignees, or (ii) the Agreement, this ACS Software Sublicense or any part thereof, being terminated for any reason whatsoever, in which case the ACS Sublicensee shall immediately cease to use the affected ACS Supplier Software upon the effective termination date.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

6.	CONDITIONS OF USE

The ACS Supplier Software shall only be used for the Permitted Purpose.

The ACS Sublicensee shall be solely responsible for, and agrees to be careful in the use of, all outputs and results derived from the operation of the ACS Supplier Software and all consequences, direct and indirect, relating to the use of such output and results. The ACS Sublicensee agrees to use such outputs and results only once it has verified such outputs and results and has checked the relevance and correctness thereof, in the light of its particular needs.

The ACS Sublicensee expressly acknowledges that it will take all appropriate precautions for the use of the ACS Supplier Software, including without limitation measures required for its compliance with the User Guide or any information or directive regarding the use of the ACS Supplier Software.

Under the present ACS Software Sublicense, the ACS Sublicensee shall:

a)
not permit any parent, subsidiary, affiliate, agent or other third party to use the ACS Supplier Software in any manner, including, but not limited to, any outsourcing, loan, commercialization of the ACS Supplier Software or commercialization by merging the ACS Supplier Software into another software or adapting the ACS Supplier Software, without the prior written consent from the ACS Supplier;

b)	do its utmost to maintain the ACS Supplier Software and the relating documentation in good working condition, in order to ensure the correct operation thereof;

c)	use the ACS Supplier Software in accordance with such documentation and the User Guide, and ensure that the personnel using the ACS Supplier Software has received appropriate training;

d)	use the ACS Supplier Software exclusively in the technical environment defined in the applicable User Guide, except as otherwise agreed in writing between the parties;

e)
except as permitted by applicable law, not alter, reverse engineer, modify, correct, translate, disassemble, decompile or adapt the ACS Supplier Software, nor integrate all or part of the ACS Supplier Software in any manner whatsoever into another software product; nor create a software product derived from the ACS Supplier Software save with the ACS Supplier’s prior written approval;

f)
should the ACS Sublicensor or the ACS Supplier have elected to provide the source code to the ACS Sublicensee, have the right to study and test the ACS Supplier Software, under conditions to be expressly specified by the ACS Sublicensor, but in no event shall the ACS Sublicensee have the right to correct, modify or translate the ACS Supplier Software;

g)	not attempt to discover or re-write the ACS Supplier Software source codes in any manner whatsoever;

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

h)
not delete any identification or declaration relative to the intellectual property rights, trademarks or any other information related to ownership or intellectual property rights in the ACS Supplier Software;

i)
not pledge, sell, distribute, grant, sublicense, lease, lend, whether on a free-of-charge basis or against payment, or permit access on a time-sharing basis or any other utilization of the ACS Supplier Software, whether in whole or in part, for the benefit of a third party;

7.	TRAINING

In addition to the User Guide provided with the ACS Supplier Software, training and other assistance shall be provided upon the ACS Sublicensee’s request, subject to conditions set forth in the Agreement. Such assistance or training shall not operate to relieve the ACS Sublicensee of its sole responsibility with respect to the use of the ACS Supplier Software under this ACS Software Sublicense.

8.	PROPRIETARY RIGHTS - RIGHT TO CORRECT AND MODIFY

8.1
The ACS Supplier Software is proprietary to the ACS Supplier and the ACS Sublicensor represents and warrants that it has been granted the intellectual property rights necessary to grant this ACS Software Sublicense. The copyright and all other proprietary rights in the ACS Supplier Software are and shall remain the property of the ACS Supplier.

8.2
The ACS Supplier may correct or modify its ACS Supplier Software from time to time at its sole discretion and the ACS Sublicensee shall not undertake any correction or modification of the ACS Supplier Software without the Sublicensor’s or the ACS Sublicensor’s prior written approval. The ACS Sublicensee shall install any Updates provided either by the ACS Supplier or the ACS Sublicensor in accordance with the time schedule notified with the provision of such Update(s). In the event of the ACS Sublicensee failing to install any such Update(s), both the ACS Sublicensor and the ACS Supplier shall be relieved of any warranty or liability of any kind with respect to the conformity or operation of the ACS Supplier Software.

9.	COPYRIGHT INDEMNITY

The ACS Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable copyright indemnity conditions related to the corresponding ACS Supplier Software and contained in the applicable Airbus Contracted Suppliers Support Agreements.

10.	CONFIDENTIALITY

The ACS Supplier Software, this ACS Software Sub-license and their contents are designated as confidential. The ACS Sublicensee undertakes not to disclose the ACS Software Sublicense, the ACS Supplier Software or any parts thereof to any third party

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

without the prior written consent of the ACS Sublicensor, except to the lessee in case of lease of an Aircraft or to the buyer in case of resale of the Aircraft, without prejudice to any provisions set forth in the Agreement. In so far as it is necessary to disclose aspects of the ACS Supplier Software to the ACS Sublicensee’s employees, such disclosure is permitted solely for the purpose for which the ACS Supplier Software is supplied and only to those employees who need to know the same, save as permitted herein or where otherwise required pursuant to an enforceable court order or any governmental decision or regulatory provision imposed on the ACS Sublicensee, provided that reasonable prior notice of the intended disclosure is provided to the ACS Sublicensor.

The obligations of the ACS Sublicensee to maintain confidentiality shall survive the termination of this ACS Software Sublicense for a period of ten (10) years.

11.	ACCEPTANCE

ACS Supplier Software shall be deemed accepted as part of the Technical Acceptance Process set out in Clause 8 of the Agreement.

12.	WARRANTY

The ACS Sublicensee hereby accepts the transfer to its benefit of all transferable and enforceable warranties related to the corresponding ACS Supplier Software and contained in the applicable Airbus Contracted Suppliers Support Agreements.

As a result, the ACS Sublicensee acknowledges that the transferable and enforceable warranties, obligations and liabilities contained in the Airbus Contracted Suppliers support Agreements shall constitute the sole and exclusive remedy available in the event of any defect or non-conformity of the ACS Supplier Software.

Neither the ACS Supplier nor the ACS Sublicensor or the Sub-Licensor shall have any liability for data that is entered into the ACS Supplier Software by the ACS Sublicensee and/or used for computation purposes.

13.	LIABILITY AND INDEMNITY

The ACS Supplier Software is supplied under the express condition that neither the ACS Supplier nor the ACS Sublicensor shall have any liability in contract or in tort arising from or in connection with the use and/or possession by the ACS Sublicensee of the ACS Supplier Software and that the ACS Sublicensee shall indemnify and hold the ACS Sublicensor and the ACS Supplier harmless from and against any liabilities and claims from third parties arising from such use and/or possession.

14.	EXCUSABLE DELAYS

14.1	None of the ACS Sublicensor, the Sub-Sublicensor or the ACS Supplier(s) shall be responsible nor be deemed to be in default on account of delays in delivery of any ACS

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

Supplier Software or Updates due to causes reasonably beyond the Sublicensor’s, the ACS Sublicensor’s or its suppliers’ or subcontractors’ (including the ACS Supplier) control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the ACS Sublicensee or the governments of the countries of ACS Sublicensor, the Sub-Sublicensor or its subcontractors or its suppliers (including the ACS Supplier), war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or supplier (including the ACS Supplier) to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or supplier‘s (including the ACS Supplier) control or failure of the ACS Sublicensee or the ACS Supplier to comply with its obligations arising out of the present ACS Software Sublicense.

14.2
The Sublicensor or the ACS Sublicensor shall, and/or shall cause the ACS Supplier to, as soon as practicable after becoming aware of any delay falling within the provisions of this Article, notify the ACS Sublicensee of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume delivery of the delayed ACS Supplier Software or Update.

15.	TERMINATION

[***]

In the event of termination for any cause, the ACS Sublicensee shall no longer have any right to use the ACS Supplier Software and shall return to the ACS Supplier all copies of the ACS Supplier Software and any relating documentation together with an affidavit to that effect.

16.	GENERAL PROVISIONS

16.1
This ACS Software Sublicense is an Exhibit to the Agreement and integrally forms part thereof. As a result, any non-conflicting terms of the Agreement are deemed incorporated herein to the extent they are relevant in the context of this ACS Software Sublicense.

16.2
In the event of any inconsistency or discrepancy between any term of this ACS Software Sublicense and any term of the Agreement (including any Appendix or other Exhibits thereto), the terms of this ACS Software Sublicense shall take precedence over the conflicting terms of the Agreement to the extent necessary to resolve such inconsistency or discrepancy.

16.3
The ACS Sublicensee acknowledges that the ACS Supplier Software covered under the present ACS Software Sublicense is also subject to the conditions relative to each ACS Supplier Software set forth in the corresponding Airbus Contracted Suppliers Support Agreements. In the event of any inconsistency between the terms of this ACS Sublicense

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

Exhibit I

Agreement and the terms contained in the corresponding Airbus Contracted Suppliers Support Agreement, the latter shall prevail to the extent of such inconsistency.

16.4
This Software Sublicense is subject to and construed and the performance thereof shall be determined in accordance with the laws in effect in the State of New York without regard to conflict of laws principles that could result in the application of the laws of any other jurisdiction. All disputes arising in connection with this Software Sublicense shall be submitted to the competent courts of New York, and the parties hereby agree to submit to the jurisdiction of those courts.

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

LETTER AGREEMENT NO. 1

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	CREDIT MEMORANDA

1.1	A330-900neo Aircraft

1.1.1	In respect of each A330-900neo Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer the following [***]

(i)	[***],

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

1.1.2	The A330-900neo Aircraft [***].

1.1.3	The A330-900neo Aircraft [***].

1.1.4	[***]
[***]
[***]

1.1.5	[***]

1.1.6	[***]

1.1.7	[***]

[***]

1.1.8	[***]

1.1.9	[***]

1.1.1	[***]
[***]

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(i)	[***]

(ii)	[***]

[***]

1.2	A350-900 Aircraft

1.2.1	In respect of each A350-900 Aircraft that is sold by the Seller and purchased by the Buyer, the Seller shall provide to the Buyer the following [***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

(v)	[***]

(vi)	[***]

(vii)	[***]

(viii)	[***]

1.2.2	[***]

1.2.3	[***]

1.2.4	[***]

[***]

(i)	[***]

(ii)	[***].

1.2.5	[***]

1.2.6	[***]

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1.2.7	[***]

[***]

[***]

[***]

1.2.8	[***]

[***]

[***]

[***]

1.2.9	[***]
[***]

(i)	[***]

(ii)	[***]

[***]

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1.3	[***]

1.3.1	[***]

(a)	[***]

(i)	[***]

(ii)	[***]

(b)	[***]
[***]

[***]

1.3.2	[***]

(a)	[***]

(i)	[***]

(ii)	[***]

(b)	[***]
[***]
[***]

1.4	[***]

[***]

1.5	[***]

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2	[***]

2.1	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

2.2	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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LETTER AGREEMENT NO. 2

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	[***]

Clauses 5.2.1, 5.2.2 and 5.2.3 of the Agreement are deleted in their entirety and replaced with the following text:

[***]

[***]

[***]

[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

2	[***]

2.1.1	[***]

(i)	[***]

(ii)	[***]

2.1.2	[***]

2.1.3	[***]

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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LETTER AGREEMENT NO. 4

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: FLEXIBILITY

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	FLEXIBILITY
The Seller hereby grants to the Buyer the following flexibility rights (the “Flexibility Rights”):

1.1	A330-900neo Flexibility

1.1.1	[***]
1.1.1.1 The Seller grants the Buyer the right to [***] (each an [***]) certain firmly ordered A330-900neo Aircraft to [***] subject to the following:

(i)	[***]

(ii)	[***]

(iii)	[***]

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1.1.1.2	[***]
[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.1.1.3	[***]
[***]

(i)	[***]

(ii)	[***]

1.1.2	[***] Aircraft [***]

1.1.2.1	The Seller grants the Buyer the right to [***] certain [***], subject to the following:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.1.2.2	[***]
[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	The Seller’s obligation to comply with an A330-900neo [***] shall be subject to the provisions of Paragraph 1.3.

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1.1.2.3	[***]
[***]

(i)	[***]

(ii)	[***]

1.2	A350-900 Flexibility

1.2.1	[***]

1.2.1.1	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

1.2.1.2	[***]
[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.2.1.3	[***]
[***]

(i)	[***]

(ii)	[***]
[***]

1.2.2	[***]

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1.2.2.1 The Seller grants the Buyer the right to [***] (as applicable) of certain [***], subject to the following:

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

1.2.2.2	[***]
[***]

(i)
The Buyer shall provide written notice to the Seller [***] A350-900 [***] no later than [***] to [***]. Such notice shall include [***] of the A350-900 Aircraft the Buyer wishes to [***] in accordance with paragraph 1.2.2.1 (iii) above.

(ii)	No later than [***] after receipt of the Buyer’s notice, the Seller shall respond to the Buyer in writing to communicate the [***].

(iii)	[***]

(iv)	The Seller’s obligation to comply with an A350-900 [***] shall be subject to the provisions of Paragraph 1.3.

1.2.2.3	[***]
[***]

(i)	[***]

(ii)	[***]

1.3	General provisions applicable to Flexibility Rights

1.3.1	[***]

1.3.2	[***]

1.3.3	[***]

1.3.4	[***]

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2.	[***]

2.1	[***]

(i)	[***]

(ii)	[***]

2.2	[***]

(i)	[***]

(ii)	[***]

3.	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

4.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

5.	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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LETTER AGREEMENT NO. 5

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 5 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	[***]

1.1	[***]
[***]

1.2	[***]

1.2.1	[***]

[***]

[***]

1.2.2	[***]

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[***]

1.2.3	[***]

1.3	[***]
[***]

[***]

1.4	[***]

1.4.1	[***]
[***]

[***]

1.4.2	[***]

1.4.3	[***]

2.	[***]

2.1	[***]

2.1.1	Clause 2.2.3.1 of the Agreement is deleted in its entirety and is replaced with the following:
[***]

2.1.2	Sublause 2.2.4 of the Agreement is deleted in its entirety and is replaced with the following:
[***]
2.2.4.2 [***]

[***]

[***]

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[***]

[***]

2.1.3	Clause 18.1.1.2 of the Agreement is deleted in its entirety and replaced by the following:
[***]
[***]

[***]

2.1.4	Clause 18.1.2 (iii) of the Agreement is deleted in its entirety and is replaced by the following:
[***]

2.2	[***]
[***]

2.3	[***]

[***]

2.4	[***]
[***]

[***]

2.4.1	[***]

3.	CLAUSE 2 - SPECIFICATION
Subclause 2.3 of the Agreement is deleted in its entirety and replaced with Subclause 2.3 attached hereto as Appendix 4.

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4.	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

5.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

6.	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper

By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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APPENDIX 1
A330-900neo LOPA

[***]

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APPENDIX 2

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APPENDIX 3

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APPENDIX 4

2.3 Specification Amendment
The parties understand and agree that the A350-900 Specification and the A330-900neo Standard Specification may be further amended following signature of this Agreement in accordance with the terms of this Subclause 2.3.

2.3.1    Specification Change Notice

The Specification may be amended by written agreement between the parties substantially in the form set out in Exhibit B-1 (each, a “Specification Change Notice” or “SCN”). Each SCN shall set forth the particular Aircraft that would be affected by the SCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such SCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

2.3.2    [***]

2.3.2.1	[***]

2.3.2.2	[***]

2.3.3    Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with the Agreement (“Development Changes”), as set forth in this Subclause 2.3.3.

2.3.3.1    Manufacturer Specification Change Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B-2 hereto, or by such other means as may be deemed appropriate, and shall set forth the particular Aircraft that are affected by the MSCN as well as, in detail, the particular changes to be made in the Specification, any materials to be deleted from the Aircraft by the Seller in connection with such MSCN, and the effect, if any, of such changes on design, performance, weight, balance, Scheduled Delivery Quarter or Scheduled Delivery Month (as applicable), Buyer Furnished Equipment and price of each Aircraft affected thereby and interchangeability or replaceability of parts.

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Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, [***].

For the purposes of Subclause 2.3.3.1, the term “equipment obsolescence” refers to equipment which is no longer manufactured or available commercially.

2.3.3.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, such revision shall be performed by the Seller without the Buyer’s consent. In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

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LETTER AGREEMENT NO. 6A

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: A330-900NEO AIRCRAFT PERFORMANCE GUARANTEE - RR TRENT 7000 ENGINES

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A330-900neo Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in Paragraphs 2, 3 and 4 herein of this Letter Agreement (the “Performance Guarantees”) are applicable to A330-900neo aircraft as defined in the standard specification document number [***] (for the purposes of this Letter Agreement, the “Standard Specification”) as [***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

(for the purposes of this Letter Agreement, the “Aircraft”).

2	FLIGHT PERFORMANCE

2.1	Takeoff

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2.1.1	Takeoff Performance at [***]

When the Aircraft is operated in departure airport conditions as defined below [***]:

[***]

The FAA dry permissible Takeoff Weight shall be used for the purpose of Paragraph 2.4.3 herein.

2.2	Speed

The level flight speed at a gross weight of [***], on an ISA+10°C day, at an [***]
and using not more than maximum cruise thrust, shall not be less than:

[***]

2.3	[***]

2.3.1	[***]

[***]

2.3.2	[***]

[***]

2.3.3	[***]

[***]

2.4	[***]

The guarantees set forth in Paragraphs 2.4.1, 2.4.2, 2.4.3 and 2.4.4 herein are hereinafter referred to as the “[***]”.

2.4.1	[***]

The [***] based on the A330-900neo Layout (as defined in Appendix A hereto) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]

[***]

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[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]

2.4.2	[***]

The [***] based on the A330-900neo Layout using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]

[***]

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[***]	[***]
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[***]	[***]
[***]	[***]

2.4.3	[***]

The [***] based on the A330-900neo Layout using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]

[***]

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[***]	[***]
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[***]	[***]
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2.5	[***]

The guarantees set forth in Paragraphs 2.5.1 and 2.5.2 herein are hereinafter referred to as the “[***] Guarantees”.

2.5.1	[***]

The [***], in nautical miles in still air using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]
[***]

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2.5.2	[***]

The [***] in nautical miles in still air using the conditions and operating rules defined below, shall not be less than the following guarantee value:

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2.6	[***]

The guarantee set forth in Paragraph 2.6 herein is referred to as the “[***] Guarantee”.

The [***] using the conditions and operating rules defined below, shall not be more than the following guarantee value:

[***]
[***]

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2.7	[***]

The [***] defined as the sum of:

-	the [***] of the Aircraft as defined in Paragraph 1 herein ([***] according to Section [***] of the Standard Specification, subject to adjustments as defined in Paragraph 7.2 herein)
plus

-	[***]

is the basis for the [***] guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, 2.5.2 and 2.6 herein.

3	[***]

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The [***] of the Aircraft as defined in Paragraph 1 herein and [***] according to Section [***] of the Standard Specification and subject to adjustments as defined in Paragraph 7.2 herein [***].

4	SOUND LEVELS

4.1	Exterior Noise - Acoustic Certification Levels

The A330-900neo powered by RR Trent 7000 engines [***] as defined in Paragraph 1 herein shall be certified in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I, [***].

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4.2	Interior Noise During Flight

4.2.1	Cockpit

At a pressure altitude of [***], the guaranteed A-weighted Sound Pressure Level (SPL) and the SIL (as defined in Paragraph 5.6 herein) shall be as follows:

[***]	[***]
[***]	[***]
[***]	[***]

Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

4.2.2	Cabin

At a pressure altitude of [***], the guaranteed A-weighted Sound Pressure Level (SPL) and the SIL (as defined in Paragraph 5.6 herein) shall be as follows:

[***]	[***]
[***]	[***]
[***]	[***]

Noise levels shall be measured at a height of 40 inches (1.0 m) above the passenger compartment floor on the aisle center lines in the passenger seating area.

5	GUARANTEE CONDITIONS

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5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

5.2	For the determination of take-off performance, [***].

5.3	When establishing take-off [***].

5.4	[***]

5.5	The engines will be operated [***].

5.6	Speech Interference Level (“SIL”) is defined as the [***].

5.7	All guaranteed interior noise levels refer to [***].

5.8	Where applicable, the Performance Guarantees assume the use of an approved fuel having a density of [***].

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Performance Guarantees shall be demonstrated [***].

6.2	Compliance with the take-off and certification noise levels classification elements of the guarantees set forth in Paragraph 4.1 herein will be demonstrated with [***].

6.3	Compliance with [***].

6.4	Compliance with the [***] guarantee shall be demonstrated [***].

6.5	Compliance with [***].

6.6	The Seller undertakes to furnish the Buyer [***].

7	ADJUSTMENT OF GUARANTEES

7.1
In the event that any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change”) is made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance, or both, that is required to obtain Type Certificate, the Performance Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

7.2	The Performance Guarantees may be adjusted in the event of:

(i)	any configuration change which is the subject of an SCN and is not set forth in Paragraph 1 herein, and

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(ii)	changes required to obtain the Type Certificate which require changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

The Performance Guarantees are exclusive to the Buyer and are provided in lieu of any and all other [***] guarantees of any nature, [***].

9	REMEDIES

9.1	In the event that any one or more of the A330neo Aircraft fails to comply with any of the Performance Guarantees, the Seller shall [***].

9.2	In the event of non-compliance with any of the guarantees set forth in [***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

9.3	In the event the Seller [***].

9.4	The Seller’s maximum liability in respect of deficiency in performance of any A330-900neo Aircraft will be [***].

9.5	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

[***]

10	ASSIGNMENT

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This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

11	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper

By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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APPENDIX A

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LETTER AGREEMENT NO. 6B

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: A350-900 AIRCRAFT PERFORMANCE GUARANTEE - RR TRENT XWB-84 ENGINES

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 6B (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A350-900 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	AIRCRAFT MODEL APPLICABILITY

The guarantees contained in Paragraphs 2, 3 and 4 of this Letter Agreement (the “Performance Guarantees”) are applicable to A350-900 aircraft as defined in the standard specification document number [***] Estimated Manufacturer’s Weight Empty (MWE) by an adjustment of [***] (for the purposes of this Letter Agreement, the “Standard Specification”) [***]:

(i)	[***]

(ii)	[***]

[***].

2	FLIGHT PERFORMANCE

2.1	Takeoff

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2.1.1	Takeoff Performance at [***]

When the Aircraft is operated in departure airport conditions as defined below [***]:

[***]
The FAA dry permissible Takeoff Weight shall not be less than [***].

2.1.2	Takeoff Performance at [***]

When the Aircraft is operated in departure airport conditions as defined below [***]:

[***]
The FAA dry permissible Takeoff Weight shall not be less than [***].

2.1.3	Takeoff Performance at [***]

When the Aircraft is operated in departure airport conditions as defined below [***]:

[***]
The FAA dry permissible Takeoff Weight shall not be less than [***].

2.2	Speed

The level flight speed at a gross weight of [***], on an ISA+15°C day, at an [***] and using not more than maximum cruise thrust, shall not be less than the following guarantee value:

[***]

2.3	[***]

2.3.1	[***]

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2.3.2	[***]

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2.3.3	[***]

[***]

2.4	[***]

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The guarantees set forth in Paragraphs 2.4.1, 2.4.2 and 2.4.3 herein are hereinafter referred to as the “[***] Guarantees”.

2.4.1	[***]

The [***] based on the A350-900 Layout (as defined in Appendix A hereto) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]

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2.4.2	[***]

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The [***] based on the A350-900 Layout (as defined in Appendix A hereto) using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]

Conditions and operating rules:

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2.4.3	[***]

The [***] based on the A350-900 Layout using the conditions and operating rules defined below, shall not be less than the following guarantee value:

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Conditions and operating rules:

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2.5	[***]

The guarantees set forth in Paragraphs 2.5.1 and 2.5.2 below are hereinafter referred to as the “[***]Guarantees”).

2.5.1	[***]

The [***], in nautical miles in still air using the conditions and operating rules defined below, shall not be less than the following guarantee value:

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Conditions and operating rules:

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2.5.2	[***]

The [***] in nautical miles in still air using the conditions and operating rules defined below, shall not be less than the following guarantee value:

[***]

Conditions and operating rules:

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2.6	[***]

The guarantee set forth in Paragraph 2.6 herein is referred to as the “[***] Guarantee”.

The block fuel for a stage length of [***]

[***]

Conditions and operating rules:

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2.7	[***]

The [***] defined as the sum of:

-	the [***] of the Aircraft as defined in Paragraph 1 above ([***] according to Section [***]of the Standard Specification, subject to adjustments as defined in Paragraph 7.2)
plus

-	[***]

is the basis for the [***] guarantees of Paragraphs 2.4.1, 2.4.2, 2.4.3, 2.5.2 and 2.6 herein.

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3	USABLE LOAD

The difference between:

[***]

4	SOUND LEVELS

4.1	Exterior Noise - Acoustic Certification Levels

The A350-900 powered by RR TRENT XWB-84 engines [***] as defined in Paragraph 1 herein shall be certified in accordance with the requirements of Chapter 4 of ICAO Annex 16, Volume I, with a [***].

Noise data shall be obtained and evaluated in accordance with the requirements of Appendix 2 of Third Edition of ICAO Annex 16, Volume I.

4.2	Interior Noise During Flight

4.2.1	Cockpit

At a pressure altitude of [***], the guaranteed A-weighted Sound Pressure Level (SPL) and the SIL (as defined in Paragraph 5.6 herein) shall be as follows:

[***]	[***]
[***]	[***]
[***]	[***]

Noise levels shall be measured at the Captain’s and First Officer’s seat position at head level with normal cockpit air conditioning and ventilation in operation.

4.2.2	Cabin

At a pressure altitude of [***]:

[***]	[***]
[***]	[***]
[***]	[***]

Noise levels shall be measured at a height of 40 inches (1.0m) above the passenger compartment floor on the aisle center lines in the passenger seating area.

5	GUARANTEE CONDITIONS

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5.1	The certification requirements for the Aircraft, except where otherwise noted, will be as stated in Section 02 of the Standard Specification.

5.2	For the determination of take-off performance, [***].

5.3	When establishing take-off [***].

5.4	Climb, cruise and descent performance associated with the guarantees contained herein will include [***].

5.5	The engines will be operated [***].

5.6	Speech Interference Level (“SIL”) is defined as [***].

5.7	All guaranteed interior noise levels refer to [***].

5.8	Where applicable, the Performance Guarantees assume the use of an approved fuel having a density of [***].

6	GUARANTEE COMPLIANCE

6.1	Compliance with the Performance Guarantees shall be demonstrated [***].

6.2	Compliance with the take-off and certification noise levels classification elements of the guarantees set forth in Paragraph 4.1 herein will be demonstrated [***].

6.3	Compliance [***].

6.4	Compliance with the [***] guarantee shall be demonstrated with [***].

6.5	Compliance with the [***].

6.6	The Seller undertakes to furnish the Buyer [***].

7	ADJUSTMENT OF GUARANTEES

7.1
In the event that any change to any law, governmental regulation or requirement or interpretation thereof by any governmental agency (a “Rule Change”) is made subsequent to the date of the Agreement and such Rule Change affects the Aircraft configuration or performance, or both, that is required to obtain Type Certificate, the Performance Guarantees shall be appropriately modified to reflect the effect of any such Rule Change.

7.2	The Performance Guarantees may be adjusted in the event of:

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(i)	any configuration change which is the subject of an SCN and is not set forth in Paragraph 1 above, and

(ii)	changes required to obtain the Type Certificate which require changes to the performance or weight of the Aircraft.

8	EXCLUSIVE GUARANTEES

The Performance Guarantees are exclusive to the Buyer and are provided in lieu of any and all other [***] guarantees of any nature, [***].

9	REMEDIES

9.1	In the event that any one or more of the A350-900 Aircraft fails to comply with any of the Performance Guarantees, the Seller shall [***].

9.2	In the event of non-compliance with any of the guarantees set forth in [***]:

(i)	[***]

(ii)	[***]

(iii)	[***]

9.3	In the event the Seller [***].

9.4	The Seller’s maximum liability in respect of deficiency in performance of any A350-900 Aircraft will be [***].

9.5	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

[***]

10	ASSIGNMENT

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This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

11	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

12	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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APPENDIX A

[***]

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LETTER AGREEMENT NO. 7A

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A330-900neo Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	DEFINITIONS

For the purposes of this Letter Agreement, the following terms shall have the following meanings:

[***]

[***]

[***]

[***]

[***]

[***]

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[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

2	[***]

2.1	[***]

[***]

2.2	[***]

3	[***]

3.1	[***].

3.2	[***]

(a)	[***]

(b)	[***]

(c)	[***]

4	[***]

4.1	[***]

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(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

4.2	[***]

4.3	[***]

4.4	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

[***]

4.5	[***]

4.6	[***]

[***]

5	[***]

[***]

5.1	[***]

5.2	[***]

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5.3	[***]

[***]

5.4	[***]

5.5	[***]

[***]

5.6	[***]

[***]

(a)	[***]

(b)	[***]

(c)	[***]

[***]

5.7	[***]

5.7.1	[***]

[***]

5.7.2	[***]

5.8	[***]

5.9	[***]

[***]
[***]
[***]

[***]

5.10	[***]

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5.11	[***]

[***]
[***]

[***]

6	[***]

6.1	[***].

6.2	[***]
[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.3	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.4	[***]

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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.5	[***]

[***]
[***]
[***]

(a)	[***]

(b)	[***]

7	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

[***]

8	[***]

8.1	[***]

8.2	[***]

8.3	[***]

9	[***]

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9.1	[***]

[***]

9.2	[***]

(a)	[***]

(b)	[***]

9.3	[***]

10	[***]

[***]

11	[***]

[***]

12	[***]

12.1	[***]

12.2	[***]

13	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

14	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

15	COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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APPENDIX A

[***]

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APPENDIX B

[***].

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LETTER AGREEMENT NO. 7B

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 7B (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the A350-900 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	DEFINITIONS

For the purposes of this Letter Agreement, the following terms shall have the following meanings:

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[***]

[***]

[***]

[***]

[***]

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[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

[***]

2	[***]

2.1	[***]

[***]

2.2	[***]

3	[***]

3.1	[***]

3.2	[***]

(a)	[***]

(b)	[***]

(c)	[***]

4	[***]

4.1	[***]

(a)	[***]

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(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

4.2	[***]

4.3	[***]

4.4	[***]

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

[***]

4.5	[***]

4.6	[***]

[***]

5	[***]

[***]

5.1	[***]

5.2	[***]

5.3	[***]

[***]

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5.4	[***]

5.5	[***].

[***]

5.6	[***]

[***]

(a)	[***]

(b)	[***]

(c)	[***]

[***]

5.7	[***]

5.7.1	[***]

[***]

5.7.2	[***]

5.8	[***]

5.9	[***]

(a)	[***]

(b)	[***]

(c)	[***]

[***]

5.10	[***]

[***]

5.11	[***]

(a)	[***]

(b)	[***]

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[***]

6	[***]

6.1	[***]

6.2	[***]
[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.3	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.4	[***]

[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

6.5	[***]

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[***]
[***]

[***]

(a)	[***]

(b)	[***]

7	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

[***]

[***]

8	[***]

8.1	[***]

8.2	[***]

8.3	[***]

9	[***]

9.1	[***]

[***]

9.2	[***]

(a)	[***]

(b)	[***]

9.3	[***]

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10	[***]

[***]

11	[***]

[***]

12	[***]

12.1	[***]

12.2	[***]

13	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

14	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

15	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and signed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

APPENDIX A

[***]

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APPENDIX B

[***]

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LETTER AGREEMENT NO. 8

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: SUPPORT MATTERS

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 8 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	WARRANTIES

1.1	Warranties and Service Life Policy

1.1.1	Standard Warranty

Subclause 12.1.3 of the Agreement is deleted in its entirety and replaced with the following:

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[***]

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1.1.2    Seller Service Life Policy

Subclauses 12.2.2 and 12.2.3 of the Agreement are deleted in their entirety and replaced with the following:

“12.2.2        Periods and Seller’s Undertaking

Subject to the general conditions and limitations set forth in Subclause 12.2.4 below, the Seller agrees that if a Failure occurs in an Item within [***] to the Buyer, the Seller shall, at its own discretion, as promptly as practicable and for a price that reflects the Seller’s financial participation in the cost as hereinafter provided, either:

(i)
design and furnish to the Buyer a correction for such Item subject to a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts unless a part of an Item), or

(ii)	replace such Item.

12.2.3    Seller’s Participation in the Cost

Any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s current sales price therefor, less the Seller’s financial participation, which shall be determined in accordance with the following formula:

[***]

1.1.3	[***]

[***]

1.1.4	[***]

[***]

[***]

1.1.5	[***]

[***]

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[***]

[***]

[***]

2	TECHNICAL PUBLICATIONS

2.1	Clause 14.6 of the Agreement is deleted in its entirety and replaced with the following:

“14.6    Revision Service

[***]

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.”

3	[***]

3.1	[***]

3.1.1	[***]

3.1.1.1	The Seller grants to the Buyer, [***].

[***]

[***]

3.1.1.2	[***]

[***]

(a)	[***]

(i)	[***]

(ii)	[***]

(b)	[***]

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[***]

[***]

3.1.2	[***]

[***]

[***]

(A)	[***]
(B)

(i)	[***]

(ii)	[***]

[***]

3.1.3	[***]

[***]

(i)	[***]

(ii)	[***]

[***]

[***]

3.2	[***]

3.2.1	[***]

3.2.1.1	[***]

[***]

[***]

3.2.1.2	[***]

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(a)	[***]

(i)	[***]

(ii)	[***]

(b)	[***]

[***]

[***]

3.2.2	[***]

[***]

[***]

(A)	[***]
(B)

(i)	[***]

(ii)	[***]

[***]

3.2.3	[***]

[***]

(i)	[***]

(ii)	[***]

[***]

[***]

4	[***]

[***]

[***]

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[***]

[***]

5	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

6	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

7	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

LETTER AGREEMENT NO. 9

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: SELLER PARTS AND SELLER PARTS SERVICES

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A350-900 Aircraft and A330-900neo Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 9 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	DEFINITIONS AND UNDERTAKINGS

1.1
For [***] (the “Term”), the Seller shall (i) maintain, or cause to be maintained, a stock of Seller Parts (as defined below), reasonably adequate to meet the requirements of the Buyer for the Aircraft, and (ii) sell and deliver such Seller Parts (in each case, together with all necessary documentation and data) in accordance with the provisions of this Letter Agreement.

1.2	For the purposes of this Letter Agreement, the term “Seller Parts” means the Seller's proprietary parts bearing a part number of the Seller or for which the Seller has the exclusive sales rights.

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2	DELIVERY

2.1	[***]

[***]

(i)	[***]

(ii)	[***]

2.2	Emergency Services

During the Term, the Seller shall maintain, or cause to be maintained, [***]. Unless otherwise agreed by the Buyer in writing, the lead-times for delivery of such qualified answer to the Buyer shall not exceed:

(i)	[***]

(ii)	[***]

(iii)	[***]

2.3	[***]

[***]

3	PRICES

3.1	Price Condition

[***]

[***]

3.2	[***]

3.2.1	[***]

3.2.2	[***]

[***]

3.2.3	[***]

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4	[***]

4.1	[***]

(i)	[***]

(ii)	[***]

4.2	[***]

5	[***]

Article 2.7 a) of Exhibit H to the Agreement is deleted in its entirety and replaced by the following:

“2.7    [***]

6	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

7	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

[***] CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT

LETTER AGREEMENT NO. 10

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: MISCELLANEOUS

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 10 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1	[***]

[***]

2	CLAUSE 0 - DEFINITIONS

2.1	Clause 0 of the Agreement is amended to delete the following defined term and replace it as follows:

“Development Changes - as defined in Subclause 2.3.3.”

2.2	Clause 0 of the Agreement is amended to add the following defined terms:

[***]

[***]

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3	CLAUSE 3 - PRICE

Subclause 3.3 of the Agreement is deleted in its entirety and replaced with Subclause 3.3 attached hereto as Appendix 1.

4	CLAUSE 5 - PAYMENT TERMS

4.1	Subclause 5.4 of the Agreement is deleted in its entirety and replaced as follows:

“5.4	Payment of Other Amounts

5.4.1	[***]

5.4.2 Setoff/Application of Payments

[***]

4.2	Subclause 5.5 of the Agreement is deleted in its entirety and replaced as follows:

“5.5	Overdue Payments

If any payment due to the Seller is not received by the Seller on the date or dates as agreed upon between the Buyer and the Seller, the Seller shall have the right to claim from the Buyer, and the Buyer shall promptly pay to the Seller, upon receipt of such claim, interest (on the basis of a 365 day year) at a rate per annum equal to [***], to be calculated from and including the due date of such payment to (but excluding) the date such payment is received by the Seller. The Seller’s right to receive such interest shall be in addition to any other rights of the Seller hereunder or at law.”

4.3	Subclause 5.10 of the Agreement is deleted in its entirety.

5	CLAUSE 7 - CERTIFICATION

5.1	Subclauses 7.3 and 7.4 of the Agreement are deleted in their entirety and replaced with the following:

“7.3	Specification Changes before Aircraft Ready for Delivery

7.3.1	[***]

7.3.2	The Seller shall as far as practicable, [***], take into account the information available to it concerning any proposed law, rule or regulation or interpretation that

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could become a Change in Law, in order to minimize the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective before the Aircraft is Ready for Delivery.

7.3.3	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

7.3.4	[***]

7.4	Specification Changes after Certificate of Acceptance
[***]

5.2	A new Subclause 7.5 is added to the Agreement as follows:

“7.5    [***]

[***]

6	CLAUSE 8 - THE BUYER’S ACCEPTANCE

6.1	Subclause 8.1.2 of the Agreement is deleted in its entirety and replaced with the following:

[***]

6.2	Subclause 8.2 of the Agreement is deleted in its entirety and replaced with the following:

“8.2    Use of Aircraft

The Seller shall be entitled to use any Aircraft prior to its Delivery to the Buyer:

(i)	[***]

(ii)	[***]

(iii)	[***]
[***]

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7	CLAUSE 9 - DELIVERY

Subclause 9.3 of the Agreement is deleted in its entirety and replaced with the following:

“9.3    Flyaway Expenses

9.3.1 The Buyer and the Seller will cooperate to obtain any licenses that may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft

9.3.2 [***]

8	CLAUSE 10 - EXCUSABLE DELAY

Clause 10 of the Agreement is deleted in its entirety and replaced with Clause 10 attached hereto as Appendix 2.

9	CLAUSE 11 - INEXCUSABLE DELAY

Clause 11 of the Agreement is deleted in its entirety and replaced with Clause 11 attached hereto as Appendix 3.

10	CLAUSE 20 - INDEMNIFICATION AND INSURANCE

Clause 20 of the Agreement is deleted in its entirety and replaced with Clause 20 attached hereto as Appendix 4.

11	CLAUSE 21 - TERMINATION FOR CERTAIN EVENTS

Clause 21 of the Agreement is deleted in its entirety and replaced with Clause 21 attached hereto as Appendix 5.

12	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

13	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Subclause 22.7 of the Agreement.

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14	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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APPENDIX 1

3.3    Taxes, Duties, and Imposts

3.3.1	The Seller shall bear and pay the amount of [***]

3.3.2	The Buyer shall bear and pay the amount of [***]

3.3.3	The Seller shall [***]

3.3.4	It is expressly understood and agreed that [***]

3.3.5	It is expressly understood and agreed that [***]

3.3.6	[***]

3.3.7	[***]

3.3.8	[***]

3.3.9	[***]

3.3.10	[***]

3.3.11	Taxes and Disputes

[***]

[***]

[***]

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APPENDIX 2

10    EXCUSABLE DELAY

10.1    Scope

The Seller shall not be responsible for or be deemed to be in default on account of delays in Delivery or failure to deliver or otherwise in the performance of the Agreement or any part hereof [***]

[***]

[***]

10.2    Unanticipated Delay

In the event that the Delivery of any Aircraft is delayed by reason of an Excusable Delay for a period of more than [***]

10.3    Anticipated Delay

In respect of any Aircraft, the Seller may [***]

10.4    Delivery Date

[***]

10.5    Lost, Destroyed or Damaged Aircraft

In the event that prior to Delivery any Aircraft is lost, destroyed or damaged beyond economic repair, the Seller shall notify the Buyer in writing within [***] after such event. Such notice shall specify the earliest date, consistent with the Seller’s other contractual commitments and production capabilities, by which the Seller would be able to deliver a replacement for such Aircraft. [***] In the event of termination of the Agreement as to a particular Aircraft as a result of such loss, destruction or damage the obligations and liabilities of the parties hereunder with respect to such Aircraft shall be discharged. [***]

10.6	[***]

10.7    REMEDIES

THIS CLAUSE 10 AND CERTAIN RELATED PROVISIONS ELSEWHERE IN THIS AGREEMENT SET FORTH THE SOLE AND EXCLUSIVE REMEDY OF THE BUYER FOR EXCUSABLE DELAYS IN DELIVERY OR FAILURE TO DELIVER, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY

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RIGHTS TO DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 10 TO THE EXTENT THE DELAY REFERRED TO IN THIS CLAUSE 10 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

10.8    [***]

[***]

(i)	[***]

(ii)	[***]

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APPENDIX 3

11	INEXCUSABLE DELAY

11.1	[***]

11.1.1	[***]
Should an A330-900neo Aircraft not be Ready for Delivery within [***] (the ”Delivery Period”) and such delay is not a result of an Excusable Delay or Total Loss (an “Inexcusable Delay”), [***].

11.1.2	[***]
Should an A350-900 Aircraft not be Ready for Delivery within [***] and such delay is the result of an Inexcusable Delay, [***].

11.2	[***]

11.2.1	[***]

11.2.2	[***]

11.2.3	[***]

11.2.4	[***]

11.3    [***]

[***]

11.4	[***]

11.4.1	[***]

11.4.2	[***]

11.4.3	[***]

11.5    [***]

[***]

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11.6    REMEDIES

THIS CLAUSE 11 AND CERTAIN RELATED PROVISIONS ELSEWHERE IN THIS AGREEMENT SET FORTH THE SOLE REMEDY OF THE BUYER FOR DELAYS IN DELIVERY OR FAILURE TO DELIVER, OTHER THAN SUCH DELAYS AS ARE COVERED BY CLAUSE 10, AND THE BUYER HEREBY WAIVES ALL RIGHTS, INCLUDING WITHOUT LIMITATION ANY RIGHTS TO INCIDENTAL AND CONSEQUENTIAL DAMAGES OR SPECIFIC PERFORMANCE, TO WHICH IT WOULD OTHERWISE BE ENTITLED IN RESPECT THEREOF. THE BUYER SHALL NOT BE ENTITLED TO CLAIM THE REMEDIES AND RECEIVE THE BENEFITS PROVIDED IN THIS CLAUSE 11 WHERE THE DELAY REFERRED TO IN THIS CLAUSE 11 IS CAUSED SOLELY BY THE NEGLIGENCE OR FAULT OF THE BUYER OR ITS REPRESENTATIVES.

11.7	[***]

11.8	[***]

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APPENDIX 4

20    INDEMNIFICATION AND INSURANCE

20.1	[***]

20.2	[***]

(A)	[***]

(B)	[***]

20.3	[***]

(A)	[***]

(B)	[***]

20.4
[***] Upon receipt of such notice, the Indemnitor (unless otherwise agreed by the Indemnified Party and the Indemnitor) shall assume and conduct the defense, or settlement, of such claim or suit. [***] Notice of the claim or suit shall be accompanied by all information pertinent to the matter as is reasonably available to the Indemnified Party and shall be followed by such cooperation by the Indemnified Party as the Indemnitor or its counsel may reasonably request, at the expense of the Indemnitor.

If the Indemnitor fails or refuses to assume the defense of any claim or suit notified to it under this Clause 20, the Indemnified Party shall, [***]

20.5    Insurance

[***]

(A)	[***]

(B)	[***]

[***]

(i)	[***]

(ii)	[***]

(iii)	[***]
1

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APPENDIX 5

21    TERMINATION FOR CERTAIN EVENTS

21.1	Any of the following shall be considered a material breach of, [***] (“Material Breach”):

(1)
[***], the Buyer or any [***] shall commence any case, proceeding or other action with respect to [***] the Buyer in any jurisdiction relating to bankruptcy, insolvency, reorganization or relief from debtors or seeking a reorganization, arrangement, winding-up, liquidation, dissolution or other relief with respect to its debts and such case, proceeding or action is not dismissed [***].

(2)
An action is commenced seeking the appointment of a receiver, trustee, custodian or other similar official for [***] the Buyer for all or substantially all of its assets and such action is not stayed or dismissed [***] or the Buyer makes a general assignment for the benefit of its creditors.

(3)	An action is commenced against [***] or the Buyer seeking [***].

(4)	[***]

(5)	[***]

(6)
The Buyer fails to make any [***] Payment required to be made pursuant to the Agreement when such payment comes due or fails to make payment [***] required to be made pursuant to Subclause 5.3 of the Agreement.

(7)	[***]

(8)	[***]

(9)	[***]

(10)	[***]

(11)	[***]

21.2	[***]

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LETTER AGREEMENT NO. 11A

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	[***]
[***]

[***]

[***]

[***]

[***]

2.	[***]

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2.1	[***]

2.2	[***]

2.3	[***]
[***]

2.4	[***]

2.5	[***]
[***]

3.	[***]
[***]

4.	[***]
[***]

5.	[***]
[***]

6.	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

7.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

8.	COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy

By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper

By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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LETTER AGREEMENT NO. 11B

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 11A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

1.	[***]
[***]

[***]

[***]

[***]

[***]

2.	[***]

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2.1	[***]

2.2	[***]

2.3	[***]
[***]

2.4	[***].

2.5	[***]
[***]

3.	[***]
[***]

4.	[***]
[***]

5.	[***]
[***]

6.	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

7.	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

8.	COUNTERPARTS

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This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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LETTER AGREEMENT NO. 13A

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

0	[***]
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1	[***]

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[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

2	[***]

2.1	[***]

a)	[***]

b)	[***]

2.2	[***]

3	[***]

3.1	[***]

3.2	[***]

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(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

4	[***]

4.1	[***]

4.2	[***]

4.3	[***]

4.4	[***]

5	[***]
[***]

a)	[***]

b)	[***]
[***]

6	[***]

6.1	[***]
[***]

a)	[***]

b)	[***]

6.2	[***]

6.2.1	[***]
[***]
[***]
[***]

6.2.2	[***]
[***]

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[***]

6.2.3	[***]

6.3	[***]

7	[***]
[***]

7.1	[***]

7.2	[***]

7.3	[***]

7.4	[***]

7.5	[***]

(i)	[***]
(ii) [***]

8	[***]

8.1	[***]

-	[***]

-	[***]

-	[***]

-	[***]

-	[***]
[***]

8.2	[***]

[***]

9	[***]

9.2	[***]

9.3	[***]

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10	[***]
[***]

11	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

12	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

13	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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[***]
[***]
[***]

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[***]
[***]
[***]

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[***]

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[***]

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LETTER AGREEMENT NO. 13B

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 13A (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

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0	[***]
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1	[***]

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2	[***]

2.1	[***]
a)    [***]

i)	[***]

ii)	[***]

b)	[***]

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i)	[***]

ii)	[***]

2.2	[***]

3	[***]

3.1	[***]

3.2	[***]

(i)	[***]

(ii)	[***]

(iii)	[***]

(iv)	[***]

4	[***]

4.1	[***]

4.2	[***]

4.3	[***]

4.4	[***]

5	[***]
[***]

a)	[***]

b)	[***]
[***]

6	[***]

6.1	[***]
[***]

a)	[***]

b)	[***]

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6.2	[***]

6.2.1	[***]
[***]
[***]

6.2.2	[***]
[***]
[***]

6.2.3	[***]

6.3	[***]

7	[***]
[***]

7.1	[***]

7.2	[***]

7.3	[***]

7.4	[***]

7.5	[***]

(i)	[***]
(ii) [***]

8	[***]

8.1	[***]
[***]
[***]

8.2	[***]

[***]

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9	[***]

9.2	[***]

9.3	[***]

10	[***]
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11	ASSIGNMENT
This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

12	CONFIDENTIALITY
This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

13	COUNTERPARTS
This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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LETTER AGREEMENT NO. 14

As of November 24, 2014

Delta Air Lines, Inc.
1050 Delta Boulevard
Atlanta, Georgia 30320

Re: [***]

Dear Ladies and Gentlemen,

Delta Air Lines, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Airbus A330-900neo Aircraft and A350-900 Aircraft Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 14 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement shall constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement shall be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement shall govern.

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3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties shall not be assigned or transferred in any manner without the prior written consent of the Seller and any attempted assignment or transfer in contravention of this provision shall be void and of no force or effect.

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4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.7 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

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If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

/s/ John J. Leahy
By: John J. Leahy
Title: Chief Operating Officer, Customers

Accepted and Agreed

DELTA AIR LINES, INC.

/s/ Nathaniel J. Pieper
By:     Nathaniel J. Pieper
Title:    Vice President
Fleet Strategy & Transactions

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